                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

    Emerald Isle Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         2,315,177
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         $33.00
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $76,400,841.00
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $15,280.17
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                                                           DRAFT
                                                                         12/3/97

                                PRELIMINARY COPY
      CONFIDENTIAL, FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                          [LETTER TO EMERALD STOCKHOLDERS]

                    [EMERALD ISLE BANCORP, INC. LETTERHEAD]

                                                                    (date)

Dear Fellow Stockholder:

    We are pleased to invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of Emerald Isle Bancorp, Inc., a Massachusetts
corporation ("Emerald"), which will be held on       , 1998, at 10:00 A.M. at
the Sheraton Tara Hotel, 37 Forbes Road, Braintree, Massachusetts.

    At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Affiliation Agreement (the "Affiliation Agreement"), dated as of October 22, 1997, by and between Emerald and Eastern Bank Corporation ("Eastern"), which provides for the acquisition of Emerald and its wholly-owned bank subsidiary, The Hibernia Savings Bank ("Hibernia"), by Eastern (the "Merger"). A copy of the Affiliation Agreement is attached to the accompanying Proxy Statement as APPENDIX A.

    Upon consummation of the Merger, you will be entitled to receive $33.00 in cash for each outstanding share of common stock of Emerald. CIBC Oppenheimer Corp., Emerald's financial advisor, has advised the Emerald Board of Directors that in its opinion the consideration to be received by the Emerald stockholders in the Merger is fair, from a financial point of view, to the Emerald stockholders.

    THE BOARD OF DIRECTORS OF EMERALD HAS UNANIMOUSLY APPROVED THE AFFILIATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AFFILIATION AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER.

    Enclosed are a Notice of Special Meeting of Stockholders and a Proxy Statement which contain a description of the Merger as well as background to the transaction and the businesses of the two companies that should help you more fully understand why the Emerald Board of Directors believes this transaction is in the best interests of Emerald stockholders. Your Board recognizes that the Proxy Statement is a long document, but encourages you to study the document carefully. Should you have questions concerning the upcoming meeting you may call Gerard F. Linskey of Emerald at (617) 479-5001. The Emerald Board of
Directors has fixed the close of business on              as the record date for
the Special Meeting. Accordingly, only common stockholders of record on that date will be entitled to notice of, and to vote at, the Special Meeting. The affirmative vote of the holders of two-thirds of the shares of Emerald Common Stock issued and outstanding and entitled to vote is necessary to approve and adopt the Affiliation Agreement and the transactions contemplated thereby.

    YOUR VOTE IS IMPORTANT. Accompanying this letter is a Notice of Special Meeting of Stockholders, a Proxy Statement and a proxy card with a return envelope. To ensure that your shares are represented at the meeting, please sign, date and mail your proxy as promptly as possible in the postage prepaid envelope provided. If you attend the meeting, you may vote in person even though you have previously returned the proxy card. If you plan to attend the Special Meeting, please bring a form of personal identification with you, and if you are acting as proxy for another, please bring written confirmation from the record holder for whom you are acting as proxy.

    WE URGE YOU TO VOTE FOR APPROVAL OF THE AFFILIATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER.

    On behalf of your Board of Directors, thank you for your continued support.

                                             Sincerely,
                                             MARK A. OSBORNE
                                             CHAIRMAN, PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER

                                PRELIMINARY COPY

      CONFIDENTIAL, FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of

 Emerald Isle Bancorp, Inc.:

    Notice is hereby given that a Special Meeting of Stockholders of Emerald Isle Bancorp, Inc. ("Emerald") will be held at the Sheraton Tara Hotel, 37
Forbes Road, Braintree, Massachusetts, on       , 1998 at 10:00 a.m. (the
"Special Meeting"), for the purpose of considering and voting upon the following matters;

1. A proposal to approve and adopt the Affiliation Agreement, dated as of October 22, 1997 (the "Affiliation Agreement"), by and between Emerald and Eastern Bank Corporation ("Eastern"), which provides for the acquisition of Emerald and its wholly-owned bank subsidiary, The Hibernia Savings Bank, by Eastern (the "Merger"). Upon consummation of the Merger, Emerald stockholders will receive $33.00 in cash for each share of Emerald common stock. A copy of the Affiliation Agreement is attached as Appendix A to the attached Proxy Statement.

2. Such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

    Stockholder approval of the Affiliation Agreement and the transactions contemplated thereby requires the affirmative vote of the holders of at least two-thirds of the shares of Emerald common stock issued and outstanding and entitled to vote at the Special Meeting.

    Only stockholders of record at the close of business on       are entitled
to notice of, and to vote at, the Special Meeting and any and all adjournments or postponements thereof.

    APPRAISAL RIGHTS. If the Affiliation Agreement and the transactions contemplated thereby are approved by stockholders at the Special Meeting and consummated by Emerald, any stockholder (a) who, prior to the Special Meeting, files with Emerald a written objection to the proposed action that states the stockholder's intention to demand payment for his or her shares if the action is taken, and (b) whose shares are not voted in favor of such action, has or may have the right to demand an appraisal of the value of his or her shares and payment thereof by submitting written notice to Emerald within twenty (20) days after the date of mailing to the stockholder of notice in writing that the proposed Merger has become effective. Emerald and any such stockholder shall in such case have the rights and duties and must follow the procedure set forth in Sections 85 to 98, inclusive, of Chapter 156B of the Massachusetts General Laws, a copy of which is attached as Appendix F to the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                          Douglas C. Purdy

                                          CLERK

                            ------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                                PRELIMINARY COPY
      CONFIDENTIAL, FOR USE OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                                 (INSERT LOGO)

                           EMERALD ISLE BANCORP, INC.

                                PROXY STATEMENT

                                      FOR

                        SPECIAL MEETING OF STOCKHOLDERS

                                  ______, 1998

    This Proxy Statement of Emerald Isle Bancorp, Inc. ("Emerald") is being furnished to stockholders of Emerald in connection with the solicitation of proxies by the Board of Directors of Emerald (the "Emerald Board") for use at the Special Meeting of Stockholders to be held on ______, 1998, at 10:00 A.M. at the Sheraton Tara Hotel, 37 Forbes Road, Braintree, Massachusetts (the "Special Meeting"), including any adjournments or postponements thereof. See "SPECIAL MEETING OF STOCKHOLDERS."

    At the Special Meeting, shareholders of Emerald will consider and vote upon a proposal to approve the Affiliation Agreement, dated as of October 22, 1997 (the "Affiliation Agreement"), by and between Emerald and Eastern Bank Corporation ("Eastern"), a copy of which is attached to this Proxy Statement as APPENDIX A. The Affiliation Agreement provides, among other things, that (i) a newly-formed subsidiary (the "Merger Subsidiary") of Eastern Bank, Eastern's wholly-owned subsidiary (the "Eastern Bank"), will be merged with and into Emerald (the "Merger") and (ii) each share of Emerald common stock outstanding immediately prior to consummation of the Merger (other than shares held by Emerald as treasury stock, shares held by shareholders who exercise dissenters' rights pursuant to the applicable provisions of the Massachusetts Business Corporation Law and shares held by Eastern or Eastern Bank other than in a fiduciary capacity) will be converted into and represent the right to receive $33.00 in cash (the "Merger Consideration"). CIBC Oppenheimer Corp., Emerald's financial advisor, has advised the Emerald Board of Directors that in its opinion the consideration to be received by the Emerald stockholders in the Merger is fair, from a financial point of view, to the Emerald stockholders.

    Immediately following the Merger, Eastern Bank and Emerald will enter into a plan of liquidation pursuant to which Emerald will be liquidated and dissolved, with Emerald's assets (including all of the outstanding shares of capital stock of The Hibernia Savings Bank, Emerald's wholly-owned bank subsidiary ("Hibernia")) thereupon vesting in Eastern Bank. Immediately upon the consummation of such liquidation, Hibernia (which will then be a wholly-owned subsidiary of Eastern Bank) will merge with and into Eastern Bank, with Eastern Bank as the surviving entity (the "Bank Merger") pursuant to the terms of an Agreement and Plan of Merger, dated as of October 22, 1997, by and between Eastern Bank and Hibernia, a copy of which is attached to this Proxy Statement as APPENDIX B (the "Bank Merger Agreement"). For a more complete description of the Affiliation Agreement and the terms of the Merger, see "THE MERGER."

    This Proxy Statement and the form of proxy are first being mailed to stockholders of Emerald on or about ______.

    THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. THE PROPOSED MERGER IS A COMPLEX TRANSACTION. STOCKHOLDERS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.
                            ------------------------

    The date of this Proxy Statement is _________.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------
AVAILABLE INFORMATION......................................................................................
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................................................
SUMMARY....................................................................................................
    The Companies..........................................................................................
      Eastern..............................................................................................
      Emerald..............................................................................................
    The Merger.............................................................................................
    Effective Time.........................................................................................
    The Special Meeting....................................................................................
    Stockholder Vote Required; Voting Agreements...........................................................
    Background of the Merger; Recommendation of the Emerald Board of Directors; Reasons for the Merger.....
    Opinion of Financial Advisor to Emerald................................................................
    Regulatory Approvals...................................................................................
    Management and Operations after the Merger.............................................................
    Interests of Certain Persons in the Merger.............................................................
    Employee Matters.......................................................................................
    Treatment of Stock Options.............................................................................
    Termination of Certain Purchase Plans..................................................................
    Stock Option Agreement.................................................................................
    Accounting Treatment...................................................................................
    Certain Federal Income Tax Consequences................................................................
    Conditions of the Merger...............................................................................
    Business Pending the Merger............................................................................
    Waiver and Amendment...................................................................................
    Termination............................................................................................
    Rights of Dissenting Stockholders......................................................................
    Market and Market Prices...............................................................................
EASTERN SELECTED FINANCIAL DATA............................................................................
EMERALD SELECTED FINANCIAL DATA............................................................................
PRO FORMA FINANCIAL DATA...................................................................................
SPECIAL MEETING OF STOCKHOLDERS............................................................................
    Introduction...........................................................................................
    Purposes...............................................................................................
    Quorum and Voting......................................................................................
    Stockholder Vote Required; Voting Agreements...........................................................
    Ownership of Emerald Common Stock......................................................................
    Solicitation of Proxies................................................................................
    Revocation of Proxies..................................................................................
INFORMATION ABOUT EASTERN..................................................................................
    General................................................................................................
INFORMATION ABOUT EMERALD..................................................................................
    General................................................................................................

                                                                                                               PAGE
                                                                                                             ---------
THE MERGER.................................................................................................
    General................................................................................................
    Background of the Merger...............................................................................
    Recommendation of the Emerald Board of Directors; Emerald's Reasons for the Merger.....................
    Opinion of Financial Advisor to Emerald................................................................
    Effective Time of the Merger; Closing Date.............................................................
    Terms of the Merger....................................................................................
    Regulatory Approvals...................................................................................
    Management and Operations after the Merger.............................................................
    Interests of Certain Persons in the Merger.............................................................
    Employee Matters.......................................................................................
    Treatment of Stock Options.............................................................................
    Termination of Certain Purchase Plans..................................................................
    Accounting Treatment...................................................................................
    Certain Federal Income Tax Consequences................................................................
    Conversion of Shares...................................................................................
      Conversion of Shares of Emerald Common Stock.........................................................
      Exchange Agent; Procedures for Exchange of Certificates..............................................
      Lost Certificates....................................................................................
    Conditions to the Merger...............................................................................
      Conditions to Each Party's Obligations...............................................................
      Conditions to Eastern's Obligations..................................................................
      Conditions to Emerald's Obligations..................................................................
    Business Pending the Merger............................................................................
    No Solicitation........................................................................................
    Waiver and Amendment...................................................................................
      Waiver...............................................................................................
      Amendment............................................................................................
    Expenses...............................................................................................
    Termination............................................................................................
    Rights of Dissenting Stockholders......................................................................
CERTAIN RELATED TRANSACTIONS...............................................................................
    Stock Option Agreement.................................................................................
      General..............................................................................................
      Grant of Option......................................................................................
      Triggering Events; Exercise of Option................................................................
      Repurchase of Option.................................................................................
      Registration Rights..................................................................................
      Assignment of Option.................................................................................
      Right of First Refusal...............................................................................
      Additional Provisions................................................................................
    Voting Agreements......................................................................................
    Bank Merger Agreement..................................................................................
    Experts................................................................................................
APPENDIX A--Affiliation Agreement..........................................................................        A-1
APPENDIX B--Agreement and Plan of Merger (for Bank Merger).................................................        B-1
APPENDIX C--Stock Option Agreement.........................................................................        C-1
APPENDIX D--Voting Agreements..............................................................................        D-1
APPENDIX E--Opinion of Financial Advisor to Emerald........................................................        E-1
APPENDIX F--Text of Sections 85 to 98 of the Massachusetts Business Corporation Law........................        F-1

                             AVAILABLE INFORMATION

    Emerald is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements, and other information with the Commission. Such reports, proxy statements and other information filed by Emerald can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained by mail from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 at prescribed rates. Certain securities of Emerald are listed on The Nasdaq Stock Market's National Market (the "Nasdaq National Market"), and such reports, proxy statements and other information concerning Emerald also may be inspected at the offices of the National Association of Securities Dealers, Inc. ("NASD"), 1735 K Street, N.W., Washington, D.C. 20006. The Commission also maintains an internet site (http://www.sec.gov) that contains information regarding Emerald's electronic filings with the Commission.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    There are hereby incorporated by reference in this Proxy Statement the following documents and information heretofore filed with the Commission, which documents are not presented herein or delivered herewith:

    Emerald's:

    1. Annual Report on Form 10-K filed for its fiscal year ended December 31, 1996 (the "Emerald 1996 10-K");

    2. Quarterly Reports on Form 10-Q filed since the Emerald 1996 10-K;

    3. Current Reports on Form 8-K filed since the Emerald 1996 10-K;

    4. Description of its Common Stock contained in its registration statement filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

    All documents subsequently filed by Emerald pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in an amendment hereto, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    EMERALD WILL PROVIDE UPON REQUEST AND WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED THEREIN BY REFERENCE). WRITTEN REQUESTS FOR DOCUMENTS RELATING TO EMERALD SHOULD BE DIRECTED TO GERARD F. LINSKEY, TREASURER, EMERALD ISLE BANCORP, INC., 730 HANCOCK STREET, QUINCY, MASSACHUSETTS 02170. EMERALD'S TELEPHONE NUMBER IS (617) 479-5001. IN ORDER TO ENSURE TIMELY DELIVERY OF ANY OF THE DOCUMENTS, REQUESTS SHOULD BE MADE BY JANUARY 1, 1998.

    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT OR INCORPORATED BY REFERENCE HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EASTERN OR EMERALD.

                                    SUMMARY

    THE FOLLOWING SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT, OR IN THE ACCOMPANYING APPENDICES AND THE DOCUMENTS REFERRED TO HEREIN. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ITS APPENDICES IN THEIR ENTIRETY. CAPITALIZED TERMS WHICH ARE USED AND NOT DEFINED IN THIS PROXY STATEMENT HAVE THE MEANINGS SET FORTH IN THE AFFILIATION AGREEMENT.

THE COMPANIES

    EASTERN. Eastern Bank Corporation is a mutual holding company originally organized as a mutual savings bank in 1818 under Massachusetts law which, together with its wholly-owned bank subsidiaries, Eastern Bank and Eastern Bank & Trust Company, is a full-service banking company with offices in northeastern Massachusetts and downtown Boston which provides consumer banking, trust and investment management, mortgage banking, consumer finance, commercial lending, asset-based lending and equipment leasing services. As of September 30, 1997, Eastern had total assets of $2.1 billion and total deposits of $1.7 billion. See "INFORMATION ABOUT EASTERN."

    The executive office of Eastern and the head office of Eastern Bank are located at 112 Market Street, Lynn, Massachusetts 01901-1125 (Telephone (617) 599-2100).

    EMERALD. Emerald Isle Bancorp, Inc. is a registered bank holding company organized in 1996 under Massachusetts law which, through its bank subsidiary, The Hibernia Savings Bank ("Hibernia"), organized in 1912, is engaged in providing deposit and lending services to individuals and businesses primarily concentrated in Boston and southeastern Massachusetts. As of September 30, 1997, Emerald had total assets of $443.5 million, total deposits of $364.8 million and total stockholders' equity of $31.0 million. See "INFORMATION ABOUT EMERALD."

    The executive office of Emerald and the head office of Hibernia are located at 730 Hancock Street, Quincy, Massachusetts 02170 (Telephone (617) 479-5001).

THE MERGER

    At the Special Meeting, shareholders of Emerald will consider and vote upon a proposal to approve the Affiliation Agreement, dated as of October 22, 1997 (the "Affiliation Agreement"), by and between Emerald and Eastern, a copy of which is attached to this Proxy Statement as Appendix A. The Affiliation Agreement provides, among other things, that (i) the Merger Subsidiary will be merged with and into Emerald (the "Merger") and (ii) each share of Emerald common stock par value $1.00 per share ("Emerald Common Stock") outstanding immediately prior to consummation of the Merger (other than shares held by Emerald as treasury stock, shares held by shareholders who exercise dissenters' rights pursuant to the applicable provisions of the Massachusetts Business Corporation Law (the "MBCL") and shares held by Eastern or Eastern Bank other than in a fiduciary capacity) will be converted into and represent the right to receive the Merger Consideration. Immediately following the Merger, Eastern Bank and Emerald will enter into a plan of liquidation pursuant to which Emerald will be liquidated and dissolved, with Emerald's assets (including all of the outstanding shares of capital stock of Hibernia) thereupon vesting in Eastern Bank. Immediately upon the consummation of such liquidation, Hibernia (which will then be a wholly-owned subsidiary of Eastern Bank) will merge with and into Eastern Bank, with Eastern Bank as the surviving entity (the "Bank Merger") pursuant to the terms of an Agreement and Plan of Merger, dated as of October 22, 1997, by and between Eastern Bank and Hibernia, a copy of which is attached to this Proxy Statement as Appendix B (the "Bank Merger Agreement").

    The Affiliation Agreement as executed contemplates that the Merger Subsidiary would be formed as a wholly-owned subsidiary of Eastern and that by virtue of the Merger, Emerald would become a wholly-owned subsidiary of Eastern. Under the Affiliation Agreement, prior to the Effective Time, Eastern is entitled to (i) revise the sequence of the Merger and the Bank Merger to provide that the Bank Merger is to be consummated prior to the Merger, (ii) revise the structure of the Merger to provide that Emerald is merged with and into the Merger Subsidiary at the Effective Time, (iii) organize the Merger Subsidiary as a direct wholly-owned subsidiary of Eastern Bank (as contemplated by this Proxy Statement), and/or (iv) revise the structure of the Merger to provide that Hibernia is merged with and into a special-purpose interim trust company organized by Eastern prior to the Effective Time, provided that any change to the structure of the Merger or the Bank Merger will not be adopted if such change would result in additional adverse tax consequences (beyond gain recognition on the sale of their shares) to the shareholders of Emerald as a group, including but not limited to, the Merger becoming subject to taxation to the Emerald stockholders other than as a capital transaction. As provided by the Affiliation Agreement, Eastern has notified Emerald of its intention to change the structure of the transaction as reflected in this Proxy Statement.

EFFECTIVE TIME

    The "Effective Time" of the Merger will be the date and time at which the Articles of Merger of Emerald and the Merger Subsidiary become effective with The Commonwealth of Massachusetts. The "Closing Date" will occur on the first business day after the date on which all conditions contained in Article VI of the Affiliation Agreement are satisfied or waived, or on such other date that the parties mutually agree. Eastern and Emerald anticipate that the Merger will be completed in the first quarter of 1998. If the Merger is not consummated on or before June 30, 1998, the Affiliation Agreement may be terminated by either Eastern or Emerald.

THE SPECIAL MEETING

    The Special Meeting is scheduled to be held on            , 1998, at 10:00
A.M. at the Sheraton Tara Hotel, 37 Forbes Road, Braintree, Massachusetts. The Special Meeting will be held for the purpose of considering and voting upon a proposal to approve and adopt the Affiliation Agreement and the transactions contemplated thereby, and to conduct any other business that may properly come before such meeting, or any adjournments or postponements thereof. See "SPECIAL MEETING OF STOCKHOLDERS--Introduction" and "--Purposes."

STOCKHOLDER VOTE REQUIRED; VOTING AGREEMENTS

    Only stockholders of record at the close of business on       (the "Record
Date") are entitled to notice of and to vote at the Special Meeting. As of the
Record Date, there were issued and outstanding       shares of Emerald Common
Stock entitled to vote. The presence, in person or by proxy, of a majority of the aggregate number of shares of Emerald Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of Emerald Common Stock held of record in the stockholder's name at the close of business on the Record Date. See "SPECIAL MEETING OF STOCKHOLDERS--Quorum and Voting."

    The approval and adoption of the Affiliation Agreement and the transactions contemplated thereby requires the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Emerald Common Stock. In connection with the execution of the Affiliation Agreement, Mark A. Osborne, Chairman of the Board, President and Chief Executive Officer of Emerald and Michael T. Putziger, a director of Emerald, owning 507,699 shares in the aggregate, as of December 1, 1997, representing 21.94% of the shares issued and outstanding, each agreed by separate letter (the "Voting Agreements") to Eastern, dated October 22, 1997, to vote or cause to be voted all of the shares of Emerald Common Stock over which he has beneficial ownership as of the Record Date in favor of the Affiliation Agreement and the Merger. Execution of the Voting Agreements was a condition to Eastern entering into the Affiliation Agreement and no compensation was paid to any person in consideration for executing the

Voting Agreements. The Form of Voting Agreement is attached hereto as Appendix
D. See "THE SPECIAL MEETING--Record Date; Voting; Solicitation and Reservation of Proxies" and "CERTAIN RELATED TRANSACTIONS--Voting Agreements."

    BACKGROUND OF THE MERGER; RECOMMENDATION OF THE EMERALD BOARD OF DIRECTORS; REASONS FOR THE MERGER

    CIBC Oppenheimer Corp. ("CIBC Oppenheimer") was retained by the Emerald Board in October, 1997 for the purpose of rendering a fairness opinion in connection with the Merger. The terms of the Affiliation Agreement, including the Merger Consideration, were the result of arm's-length negotiations between Eastern and Emerald.

    The Emerald Board believes that the terms of the Affiliation Agreement, including the Merger Consideration, and each of the transactions contemplated thereby, are in the best interests of Emerald and are fair to and in the best interests of its stockholders and unanimously recommends that the stockholders of Emerald vote for approval and adoption of the Affiliation Agreement and each of the transactions contemplated thereby. See "THE MERGER-- Recommendation of the Emerald Board; Emerald's Reasons for the Merger."

    In reaching its determination, the Emerald Board consulted with management and with Emerald's financial and legal advisors, and considered a number of factors. These factors are described in "THE MERGER--Background of the Merger" and "--Recommendation of the Emerald Board of Directors; Reasons for the Merger."

OPINION OF FINANCIAL ADVISOR TO EMERALD

    CIBC Oppenheimer has rendered a written opinion to the Emerald Board, dated as of October 22, 1997 and updated to the date of this Proxy Statement, each to the effect that, as of such date, the Merger Consideration is fair, from a financial point of view, to the holders of Emerald Common Stock. The full text of the opinion of CIBC Oppenheimer is attached as Appendix E to this Proxy Statement. Emerald stockholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by CIBC Oppenheimer in connection therewith. CIBC Oppenheimer's opinion is directed only to the Emerald Board about the Merger Consideration and does not constitute a recommendation to any Emerald stockholder as to how such stockholder should vote at the Special Meeting. See "THE MERGER--Opinion of Financial Advisor to Emerald."

REGULATORY APPROVALS

    The Affiliation Agreement provides that the obligation of Eastern and Emerald to consummate the Merger is conditioned upon the receipt of any required approvals from governmental or regulatory authorities or agencies, including the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), the Federal Deposit Insurance Corporation (the "FDIC"), the Board of Bank Incorporation of The Commonwealth of Massachusetts (the "Massachusetts Board"), the Commissioner of Banks of The Commonwealth of Massachusetts (the "Massachusetts Commissioner") and the United States Department of Justice (the "DOJ"). The Merger may not be consummated until 30 days after approval by the FRB (or such shorter period as the FRB may prescribe with the concurrence of the Attorney General, but not less than 15 days), during which time the DOJ may challenge the Merger on antitrust grounds. The commencement of an antitrust action by the DOJ would stay the effectiveness of the FRB approval unless a court specifically orders otherwise.

    The parties have filed or will file all applications and applied for or will apply for all waivers necessary for consummation of the Merger. The Merger will not proceed until all regulatory approvals required to consummate the Merger have been obtained, such approvals are in full force and effect and all statutory waiting periods in respect thereof have expired. There can be no assurance that the Merger will be approved by any of the foregoing regulatory authorities. If such approvals are received, there can be no assurance as to the date of such approvals or the absence of any litigation challenging such approvals. Emerald and Eastern are not aware of any other governmental approvals or actions that are required prior to the parties' consummation of the Merger. It is currently contemplated that if any such additional governmental approvals or actions are required, such approvals or actions will be sought. There can be no assurance, however, that any such additional approvals or actions will be obtained. See "THE MERGER-- Regulatory Approvals" and "--Conditions to the Merger."

MANAGEMENT AND OPERATIONS AFTER THE MERGER

    Following the Merger, the directors and officers of the Merger Subsidiary immediately prior to the Effective Time will be the directors and officers of Emerald as it exists after the Effective Time. See "THE MERGER--Management and Operations after the Merger."

    As set forth in the Bank Merger Agreement, after the Bank Merger, the former offices of Hibernia will be owned by Eastern Bank and will be operated under the name, "Eastern Bank".

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Certain members of Emerald's management and employees and the Emerald Board may be deemed to have certain interests in the Merger above and beyond their interests as stockholders. In connection with the Merger, arrangements have been made to settle the termination rights of the President and Chief Executive Officer of Emerald and Hibernia under his existing agreements and to provide for Eastern to enter into an employment agreement with the individual which will continue for five (5) years after the Closing Date. In addition, certain officers of Emerald are entitled to receive certain benefits under existing employment contracts, termination agreements, deferred compensation agreements and supplemental retirement agreements. Eastern has also agreed to provide certain severance payments, retention bonuses and health benefits to certain officers and other employees of Emerald. As set forth in the Affiliation Agreement, Emerald has accelerated vesting in all outstanding unexercisable Emerald stock options granted to employees of Emerald and its subsidiaries and directors of Emerald pursuant to Emerald employee and stock option plans ("Emerald Stock Option Plans"). In addition, as provided in the Affiliation Agreement, to the extent that any so accelerated stock options are not exercised by the holders thereof prior to the day immediately before the Closing Date, such holder will be entitled to receive the excess of the Merger Consideration over the per share exercise price of such options multiplied by the number of shares of Common Stock covered by such options, and such options will terminate. Eastern has also agreed that rights to indemnification existing in favor, and all limitations on the personal liability, of any director, officer, or other employee of Emerald and its subsidiaries provided for in the Articles of Organization of or By-Laws of Emerald and its subsidiaries as in effect on October 22, 1997, and Emerald's existing director and officer indemnity insurance coverage, will remain in effect for three (3) years after the Effective Time.

    See "THE MERGER--Management and Operations after the Merger," "--Interests of Certain Persons in the Merger," and "--Employee Matters."

EMPLOYEE MATTERS

    In the Affiliation Agreement, Eastern has agreed that any terminations of employees of Emerald and its subsidiaries (the "Emerald Employees") to be made by Eastern in connection with the Merger or the Bank Merger will be made within six (6) months after the Closing Date. All Emerald Employees who remain employed by Eastern after the Closing Date will be eligible for the types and levels of employee benefits maintained by Eastern for similarly situated employees of Eastern Bank. See "THE MERGER-- Background of the Merger."

    Under the Affiliation Agreement, Eastern has agreed to cause all Eastern plans, programs or arrangements to treat the prior service of each such employee with Emerald or Hibernia, to the extent such prior service is recognized under the comparable plan, program or arrangement of Emerald, as service rendered to Eastern or its affiliate, as the case may be, for purposes of eligibility to participate, vesting, and eligibility for other appropriate benefits under such plan, program or arrangement of Eastern, but not for benefit accrual generally under any plan of Eastern or Eastern Bank extended to Emerald Employees.

    Eastern has also agreed that, from and after the Effective Time until the date which is six (6) months thereafter, Eastern will provide to all Emerald Employees whose employment with Emerald or Hibernia is terminated during such time with severance pay equal to two (2) weeks pay for every year such Emerald Employee was employed by Emerald or Hibernia; provided that in no event will any Emerald Employee receive severance equal to less than four (4) weeks pay or greater than twenty-six (26) weeks pay.

    As set forth in the Affiliation Agreement, Emerald has terminated the Emerald Non-Qualified Executive Retirement Plan in accordance with its terms. On or prior to the Closing Date, Emerald has agreed to terminate all other Emerald Employee pension and benefit plans in accordance with the terms thereof.

TREATMENT OF STOCK OPTIONS

    As set forth in the Affiliation Agreement, Emerald has accelerated vesting in all outstanding unexercisable Emerald stock options granted to employees of Emerald and its subsidiaries and directors of Emerald pursuant to Emerald Stock Option Plans. In addition, as provided in the Affiliation Agreement, to the extent that any so accelerated stock options are not exercised by the holders thereof prior to the day immediately before the Closing Date, such holder will be entitled to receive the excess of the Merger Consideration over the per share exercise price of such options multiplied by the number of shares of Common Stock covered by such options, and such options will be terminated.

TERMINATION OF CERTAIN PURCHASE PLANS

    Pursuant to the Affiliation Agreement, Emerald has terminated the Emerald Stock Purchase Plan and the Emerald Automatic Dividend Reinvestment Plan each in accordance with their respective terms.

STOCK OPTION AGREEMENT

    As a condition precedent to Eastern's entering into the Affiliation Agreement and in consideration therefor (without other consideration or monetary payment), Eastern and Emerald entered into the Stock Option Agreement, dated as of October 22, 1997 (the "Stock Option Agreement"). The Stock Option Agreement is intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Affiliation Agreement. See "CERTAIN RELATED TRANSACTIONS--Stock Option Agreement." A copy of the Stock Option Agreement is attached hereto as Appendix C.

    Pursuant to the Stock Option Agreement, Emerald granted Eastern an option (the "Option") to purchase, under certain circumstances and subject to adjustment, up to 447,707 fully paid and nonassessable shares of Emerald Common Stock at a price of $26.00 per share. The Option is exercisable upon the occurrence of certain events that create the potential for a third party to acquire control of Emerald. In lieu of exercising the Option, Eastern or any permitted transferee of Eastern can require Emerald, under certain circumstances, to repurchase for a formula price the Option or any shares of Emerald Common Stock acquired upon exercise of the Option. To the best knowledge of Eastern and Emerald, no such event which would permit exercise of the Option has occurred as of the date hereof. See "CERTAIN RELATED TRANSACTIONS--Stock Option Agreement."

ACCOUNTING TREATMENT

    The Merger will be accounted for as a purchase and certain adjustments will be made with respect to those Emerald assets and liabilities acquired or assumed by Eastern pursuant to the Affiliation Agreement whose carrying values differ from their estimated fair market values. The actual adjustments will be made on the basis of appraisals and evaluations as of the dates of consummation of the Merger and the Bank Merger. See "THE MERGER--Accounting Treatment."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The receipt of cash by a stockholder of Emerald in exchange for shares of Emerald Common Stock pursuant to the Affiliation Agreement, including cash received by a Dissenting Holder upon the exercise of appraisal rights, will constitute a taxable transaction to such stockholder for federal income tax purposes. In general, a stockholder will recognize gain or loss upon the surrender of the stockholder's Common Stock equal to the difference, if any, between (i) the Merger Consideration received by such stockholder from Eastern in exchange for his or her shares of Common Stock and (ii) the stockholder's tax basis in such Common Stock. Any gain or loss will be treated as capital gain or loss if the Common Stock exchanged was held as a capital asset in the hands of the stockholder.

    No ruling has been or will be requested from the IRS as to any of the tax effects of any of the transactions discussed in this Proxy Statement to stockholders of Emerald, and no opinion of counsel has been or will be rendered to Emerald's stockholders with respect to any of the tax effects of the Merger on Emerald's stockholders.

    EMERALD STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM IN THEIR CIRCUMSTANCES, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.

CONDITIONS OF THE MERGER

    The obligation of each of Eastern and Emerald to consummate the Merger is subject to satisfaction of a number of conditions, including (a) the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Emerald Common Stock approving the Affiliation Agreement and the transactions contemplated thereby, (b) all requisite regulatory approvals, authorizations and consents required to consummate the Merger and the Bank Merger shall have been obtained and remain in full force and effect, and all associated waiting periods shall have expired or terminated, (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, (d) the absence of any change in the business, assets, financial condition or results of operations of Emerald or any of its subsidiaries or Eastern or any of its subsidiaries which has had, individually or in the aggregate, a Material Adverse Effect (as defined in the Affiliation Agreement) on Emerald or any of its subsidiaries or Eastern or any of its subsidiaries, as the case may be, (e) Emerald and Eastern shall have performed and complied in all material respects with all obligations of Emerald and Eastern required to be performed and complied with pursuant to the Affiliation Agreement and the representations and warranties made by Emerald and Eastern shall be true and correct in all material respects as of October 22, 1997 and as of the Effective Time (except as otherwise specifically contemplated by the Affiliation Agreement and except as to any representation or warranty which specifically relates to an earlier date), and (f) Emerald and Eastern shall have obtained all permits, consents, waivers, clearances, approvals and authorizations of third parties which are necessary to consummate the Merger and the other transactions contemplated by the Affiliation Agreement. See "THE MERGER--Conditions to the Merger."

BUSINESS PENDING THE MERGER

    Pursuant to the Affiliation Agreement, Emerald has agreed to, and will cause Hibernia to, undertake or refrain from undertaking certain actions pending the Merger. For a full discussion of the conduct of the business of Emerald pending the Merger and the other agreements made by the parties with respect to certain matters, see "THE MERGER--Business Pending the Merger."

WAIVER AND AMENDMENT

    Subject to applicable law and as may be authorized by their respective Boards of Directors, at any time prior to the consummation of the transactions contemplated by the Affiliation Agreement or the termination of the Affiliation Agreement, whether before or after approval by the Emerald stockholders of the Affiliation Agreement and the transactions contemplated thereby, the parties may
(a) amend the Affiliation Agreement by written agreement, (b) extend the time for the performance of any of the obligations or other acts of any other party thereunder, (c) waive any inaccuracies in the representations and warranties contained therein or in any document delivered pursuant thereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI (other than those identified in Section 6.01) thereof. Any agreement on the part of any party to any extension or waiver will be valid only if set forth in writing signed on behalf of each party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. See "THE MERGER--Waiver and Amendment."

TERMINATION

    The Affiliation Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after the approval of Emerald's stockholders, under the following circumstances: (a) by mutual written consent of the respective Boards of Directors of Emerald and Eastern; (b) by either Emerald or Eastern (i) if the Merger has not occurred on or prior to June 30, 1998, or such later date as agreed to in writing by Emerald and Eastern;
(ii) if any governmental or regulatory authority or agency, or court of competent jurisdiction, issues a final permanent order or Injunction (as defined in the Affiliation Agreement) enjoining, denying approval of, or otherwise prohibiting the consummation of the Merger and the Bank Merger and a time for appeal or petition for reconsideration of such order or Injunction has expired without such appeal or petition being granted; (iii) if the stockholders of Emerald fail to approve the Merger at the Special Meeting, provided in each case that the terminating party is not then in material breach of the Affiliation Agreement or the Stock Option Agreement, or (iv) in the event of a material breach by the other party of the Affiliation Agreement or the Stock Option Agreement which is not cured within 15 days after written notice thereof. See "THE MERGER-- Termination" and "CERTAIN RELATED TRANSACTIONS--Stock Option Agreement."

RIGHTS OF DISSENTING STOCKHOLDERS

    A holder of Emerald Common Stock will have appraisal rights provided under Massachusetts law, if the Merger is consummated and all requirements of Massachusetts law are satisfied by such stockholder seeking to exercise such rights. See "THE MERGER--Rights of Dissenting Stockholders" and Sections 86 through 98 of the Massachusetts Business Corporation Law ("MBCL") attached hereto at Appendix F.

MARKET AND MARKET PRICES

    Emerald Common Stock is traded on the Nasdaq National Market. The following table sets forth, for the periods indicated, the high and low sales prices for the Emerald Common Stock, as quoted on the Nasdaq National Market.

                                                                             PRICE PER SHARE
                                                                           --------------------
  QUARTER                                                                    HIGH        LOW
-------------------------------------------------------------------------  ---------  ---------
1997:
  First Quarter..........................................................  $   20.50  $   16.50
  Second Quarter.........................................................  $   20.00  $   17.00
  Third Quarter..........................................................  $   26.50  $  18.625

1996:
  First Quarter..........................................................  $   15.75  $   15.00
  Second Quarter.........................................................  $   15.50  $   14.00
  Third Quarter..........................................................  $   15.75  $   14.00
  Fourth Quarter.........................................................  $   20.00  $   15.50

    On October 22, 1997, the business day prior to the public announcement of the execution of the Affiliation Agreement, the closing sales price of the Emerald Common Stock as reported on the Nasdaq National Market was $25.50 per
share. On            , a day shortly prior to the mailing of this Proxy
Statement, the closing sales price of the Emerald Common Stock as so reported
was $         per share. Emerald stockholders are advised to obtain current market quotations for the Emerald Common Stock.

                                    EASTERN
                            SELECTED FINANCIAL DATA

    The following table sets forth certain condensed consolidated historical financial data of Eastern and is based on the consolidated financial statements of Eastern, including the respective notes thereto.

EASTERN BANK CORPORATION AND SUBSIDIARIES
  SELECTED FINANCIAL DATA

                        NINE MONTHS ENDED                  YEARS ENDED DECEMBER 31,
                          SEPTEMBER 30,                   --------------------------
(DOLLARS IN THOUSANDS)         1997             1996          1996          1995          1994          1993          1992
----------------------  ------------------  ------------  ------------  ------------  ------------  ------------  ------------
Net interest income...     $     70,520     $     65,155  $     87,374  $     85,414  $     74,386  $     75,702  $     68,643
Provision for loan
  losses..............            3,753            3,753         5,000         3,600         4,950        16,598        13,962
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
Net interest income
  after provision for
  loan losses.........           66,767           61,402        82,374        81,814        69,436        59,104        54,681
Non interest income...           21,325           16,156        21,505        19,712        18,742        21,549        17,975
Non-interest
  expense.............           54,898           46,942        64,254        63,090        57,650        72,481        62,952
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
Income before income
  taxes, extraordinary
  item, and cumulative
  effect of accounting
  change..............           33,194           30,616        39,625        38,436        30,528         8,172         9,704
Income tax expense....           11,127           12,545        16,219        16,229        12,425         1,968         4,236
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
Income before
  extraordinary item,
  and cumulative
  effect of accounting
  change..............           22,067           18,071        23,406        22,207        18,103         6,204         5,468
Extraordinary item....          --               --            --            --            --            --              2,541
Cumulative effect of a
  change in accounting
  for income taxes....          --               --            --            --            --              4,000         1,450
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
Net income:...........     $     22,067     $     18,071  $     23,406  $     22,207  $     18,103  $     10,204  $      9,459
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
                        ------------------  ------------  ------------  ------------  ------------  ------------  ------------
AVERAGE BALANCE SHEET
  DATA:
Loans and lease
  financing...........        1,499,057        1,403,550     1,421,836     1,317,641     1,107,710     1,056,213     1,016,341
Total earning
  assets..............        1,910,442        2,844,802     1,847,100     1,791,889     1,586,674     1,571,459     1,505,792
Total average
  assets..............        2,013,005        1,969,669     1,975,933     1,923,994     1,691,126     1,675,233     1,618,078
Deposits..............        1,683,245        1,674,536     1,677,842     1,615,973     1,473,493     1,490,727     1,446,084
Borrowings............           83,707           76,460        79,557       120,160        52,800        39,391        36,032
Capital...............          218,451          193,445       196,771       169,557       148,722       136,189       125,835
SELECTED RATIOS:
Net interest margin...             4.99%            4.75%         4.75%         4.78%         4.69%         4.82%         4.56%
Return on average
  assets..............             1.47%            1.23%         1.18%         1.15%         1.07%         0.61%         0.58%
Return on average
  equity..............            13.51%           12.48%        11.90%        13.10%        12.17%         7.49%         7.52%
Capital to total
  assets..............            11.19%           10.16%        10.21%         8.81%         7.60%         8.56%         7.61%
Average capital to
  average total
  assets..............            10.85%            9.82%         9.96%         8.81%         8.79%         8.13%         7.78%
Risk-based capital
  ratio:
  Tier 1..............            14.41%           13.44%        13.30%        12.23%        11.91%        13.77%          n/a
  Total...............            15.68%           14.72%        14.57%        14.52%        13.18%        15.04%        13.02%
Leverage ratio........            10.46%            9.33%         9.56%         8.10%         6.90%         7.80%         6.82%
Net credit losses to
  average loans and
  leases..............             0.17%            0.54%         0.57%         0.60%         0.26%         1.00%         1.73%
Reserve for credit
  losses to loans and
  leases..............             2.16%            2.23%         2.13%         2.53%         3.05%         3.03%         2.49%
Reserve for credit
  losses to noncurrent
  loans and losses....              200%             175%          187%          176%          197%          215%          106%
Nonaccrual loans and
  OREO as a percent of
  related asset
  categories..........             1.07%            1.42%         1.30%         1.88%         2.16%         2.61%         5.35%

----------------------------------
(a) The results of operations for the nine months ended 9/30/97 include the impact of a contribution of securities available for sale, to the Eastern Chariable Foundation. As a result of this transition, non-interest income includes gain on the contribution of $4,535,000, non-interest expense includes a contribution expense of $5,358,000 and income tax expense includes a benefit of $2,250,000.

(b) On October 8, 1993, the First Colonial Bank for Savings ("FCB") was merged with and into Eastern Bank ("the Bank"). The merger was accounting for as a pooling on interests, and accordingly, all amounts except for the Tier 1 risk-limited capital ratio for the year ended December 31, 1992 include the consolidated results of FCB.

(c) On November 10, 1994, the Bank acquired the net assets of Saugus Bank and Trust Company ("SBT"). The transaction was accounted for under the purchase method of accounting, and accordingly, the assets and liabilities of SBT were recorded at fair value on the date of acquisition.

(d) On April 24, 1992, the Bank acquired from the Federal Deposit Insurance Corporation ("FDIC") certain assets and assumed certain liabilities of Shore Bank and Trust Company.

(e) On May 15, 1992, the Bank acquired from the FDIC certain assets and assumed certain liabilities and assumed the trust operations of the Malden Trust Company.

n/a The information required to compute the Tier 1 risk-based capital ratio on the pooling of interests method of accounting with the First Colonial Bank for Savings is not available.

                                    EASTERN
                      SELECTED FINANCIAL DATA (CONTINUED)

EASTERN BANK CORPORATION AND SUBSIDIARIES
  SELECTED FINANCIAL DATA

(DOLLARS IN THOUSANDS)                                   SEPTEMBER 30, 1997  DECEMBER 30, 1997  SEPTEMBER 30, 1997
-------------------------------------------------------  ------------------  -----------------  ------------------
ASSETS
Cash and due from banks................................    $       55,352      $      89,779      $       70,766
Short-term investments.................................          --                   61,022            --
Securities available for sale..........................           421,497            370,984             409,317
Residential real estate loans..........................           463,086            461,375             465,937
Commercial and industrial loans........................           206,111            202,011             199,699
Commercial real estate loans...........................           368,505            357,308             352,757
Consumer loans.........................................           509,096            455,347             441,698
                                                         ------------------  -----------------  ------------------
  Gross loans..........................................         1,546,798          1,476,041           1,460,091
Unearned discount......................................            (1,667)            (2,900)             (2,666)
Allowance for loan losses..............................           (33,358)           (31,467)            (37,735)
                                                         ------------------  -----------------  ------------------
Net loans..............................................         1,511,773          1,441,674           1,424,690
Bank premises and equipment............................            24,437             25,032              24,503
Accrued interest receivable............................            15,464             12,103              13,446
Goodwill and other intangibles.........................            13,936             15,477              16,163
Other assets...........................................            25,908             28,105              25,850
                                                         ------------------  -----------------  ------------------
Total assets...........................................    $    2,068,367      $   2,044,086      $    1,984,735
                                                         ------------------  -----------------  ------------------
                                                         ------------------  -----------------  ------------------
LIABILITIES AND RETAINED EARNINGS
Demand deposits........................................    $      251,301      $     242,225      $      229,068
Interest-bearing checking..............................           207,787            209,880             205,168
Savings accounts.......................................           308,424            317,958             322,088
Money market deposit accounts..........................           291,912            301,588             298,668
Certificates of deposit................................           539,957            516,108             517,084
Certificates of deposit over $100,000..................           120,535             93,939             103,600
                                                         ------------------  -----------------  ------------------
  Total deposits.......................................         1,719,916          1,681,698           1,675,676
Customer repurchase agreements.........................            82,588             79,131              72,007
Borrowed funds.........................................             6,757              5,930               5,010
Federal Home Loan Bank advances........................             2,017             42,135               2,181
Tax escrow.............................................             5,422              5,800               5,962
Accrued expenses.......................................            15,824             17,472              18,390
Other liabilities......................................             4,308              2,472               3,030
                                                         ------------------  -----------------  ------------------
  Total liabilities....................................         1,836,832          1,834,638           1,782,256
Retained earnings......................................           226,836            204,769             199,434
Unrealized appreciation (depreciation) on
  securities available for sale, net of deferred
  taxes................................................             4,699              4,679               3,045
                                                         ------------------  -----------------  ------------------
  Total retained earnings..............................           231,535            209,448             202,479
                                                         ------------------  -----------------  ------------------
Total liabilities and retained earnings................    $    2,068,367      $   2,044,086      $    1,984,735
                                                         ------------------  -----------------  ------------------
                                                         ------------------  -----------------  ------------------

                                    EMERALD
                            SELECTED FINANCIAL DATA

    The following table sets forth certain condensed consolidated historical financial data of Emerald and is based on the consolidated financial statements of Emerald, including the respective notes thereto.

Interim unaudited financial data for the nine months ended September 30, 1997 are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole.

                             NINE MONTHS ENDED
                                  SEPTEMBER 30                         YEARS ENDED DECEMBER 31
----------------------------------------------  ----------------------------------------------------------------------

                                       1997        1996        1996        1995        1994        1993        1992
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Net interest income...............  $10,727.00  $ 8,797.00  $12,046.00  $10,229.00  $ 9,230.00  $ 9,207.00  $ 8,236.00
Provision for loan losses.........      200.00    1,136.00    1,211.00      300.00      135.00    2,080.00    2,270.00
  Net interest income after
    provision for 1...............   10,527.00    7,661.00   10,835.00    9,929.00    9,095.00    7,127.00    5,966.00
Noninterest income................      627.00      479.00      804.00      579.00      549.00      719.00      364.00
Noninterest expense...............    6,765.00    5,570.00    7,656.00    6,552.00    6,209.00    5,680.00    4,835.00

Income (Loss) before income
  taxes...........................    4,230.00    2,523.00    3,826.00    4,365.00    3,070.00    4,278.00    1,849.00
Provision for (Benefit from)
  income taxes....................    1,454.00      974.00    1,445.00    1,646.00    1,002.00    1,198.00      265.00

Net income (loss).................    2,776.00    1,549.00    2,381.00    2,719.00    2,068.00    3,080.00    1,584.00

Per common share
Net income (loss)
  Primary.........................        1.21        0.76        1.14        1.41        1.13        1.71        0.97
  Fully diluted...................        1.21        0.76        1.14        1.41        1.13        1.71        0.97
Book value........................       13.78       12.14       12.64       11.92       10.94       10.34        8.71
Cash dividends declared...........        0.21        0.21        0.22        0.18        0.00        0.00        0.00
Average number of common shares
  (in thousands)
  Primary.........................   2,297,759   2,036,515   2,091,669   1,931,621   1,835,948   1,796,364   1,633,262
  Fully diluted...................   2,297,759   2,036,515   2,091,669   1,931,621   1,835,948   1,796,364   1,633,262

AVERAGE BALANCE SHEET DATA:
Loans and lease financing.........  $278,985.00 $222,458.00 $231,255.00 $188,476.00 $148,814.00 $136,227.00 $140,582.00
Total earning assets..............  402,140.00  353,672.00  362,108.00  301,614.00  256,127.00  226,777.00  205,934.00
Total average assets..............  418,725.00  365,401.00  373,784.00  310,757.00  264,523.00  238,633.00  223,806.00
Deposits..........................  354,405.00  295,635.00  293,740.00  258,054.00  228,786.00  208,384.00  192,912.00
Borrowings........................   32,599.00   43,780.00   43,253.00   22,395.00   10,168.00    8,836.00   13,578.00
Stockholders' equity..............   29,997.00   24,427.00   25,308.00   21,900.00   18,833.00   16,299.00   13,907.00

                             NINE MONTHS ENDED
                                  SEPTEMBER 30                         YEARS ENDED DECEMBER 31
----------------------------------------------  ----------------------------------------------------------------------
                                       1997        1996        1996        1995        1994        1993        1992
                                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
SELECTED RATIOS:
Net interest margin...............       3.58%       3.28%       3.33%       3.39%       3.60%       4.11%       4.00%
Return on average assets..........        0.86        0.75        0.64        0.88        0.78        1.29        0.71
Return on average common equity...       11.85       11.46        9.41       12.42       10.98       18.90       12.28
Common equity to total assets.....        6.99        6.83        6.82        6.58        6.91        6.93        6.07
Average total stockholders' equity
  to average total assets.........        7.16        6.69        6.77        7.05        7.12        6.83        5.77
Risk-based capital ratios
  Tier 1..........................        9.79       10.90       10.90       11.40       12.20       13.40        7.70
  Total...........................       10.75       12.10       11.90       12.70       13.40       14.60        9.20
Leverage ratio....................        7.40        7.33        7.47        7.35        7.48        7.26        6.24
Net credit losses to average loans
  and lease financing.............          --        0.44        0.49          --        0.25        1.95        1.36
Reserve for credit losses to loans
  and lease financing.............        0.97        1.05        1.00        1.22        1.37        1.85        2.30

Reserve for credit losses to
  nonactual loans and lease
  financing.......................        2.40      324.00      247.90      507.60      145.10      114.70       88.80
Nonactual loans and OREO as a
  percent of related asset
  categories......................        0.29         .30         .40         .65        1.11        2.08        5.81

              UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
                   EASTERN BANK CORPORATION AND SUBSIDIARIES
                  EMERALD ISLE BANCORP, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

    The following Unaudited Pro Forma Condensed Combining Balance Sheet presents the combined financial position of Eastern and subsidiaries and Emerald and subsidiaries as of September 30, 1997 and December 31, 1996, assuming that the Merger had occurred as of September 30, 1997 and January 1, 1996 respectively.

                   EASTERN BANK CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
                                 (IN THOUSANDS)

                                                                                                  NINE MONTHS ENDED   YEAR ENDED
                                                                                                       9/30/97         12/31/96
                                                                                                      PROFORMA         PROFORMA
                                                                                                      COMBINED         COMBINED
                                                                                                 -------------------  -----------
                                                                                                      (DOLLARS IN THOUSANDS)
Net interest income............................................................................      $    77,647       $  94,620
Provision for loan losses......................................................................            3,953           6,211
Net interest income after provision for loan losses............................................           73,694          88,409
                                                                                                              --
Non-interest income............................................................................           21,952          22,309
Non-interest expense...........................................................................           61,663          71,910
Additional Goodwill Amortization...............................................................            2,471           3,295
Income before income taxes, extraordinary item, and cumulative effect of accounting change.....           31,353          35,356
Income tax expense.............................................................................           11,141          15,744
Income before extraordinary item and cumulative effect of accounting change....................           20,212          19,612
Extraordinary item.............................................................................               --              --
Cumulative effect of a change in accounting for income taxes...................................               --              --
Net income.....................................................................................      $    20,212       $  19,612
AVERAGE BALANCE SHEET DATA:
Loans and lease financing......................................................................        1,778,042       1,653,091
Total earning assets...........................................................................        2,190,582       2,085,954
Total average assets...........................................................................        2,318,730       2,226,463
Deposits.......................................................................................        2,037,650       1,971,582
Borrowings.....................................................................................           85,707          79,557
Capital........................................................................................          218,451         196,771
SELECTED RATIOS:
Net interest margin............................................................................             4.73%           4.54%
Return on average assets.......................................................................             1.16%           0.88%
Return on average equity.......................................................................            12.34%           9.97%
Capital to total assets period-end.............................................................             9.51%           9.51%
Average capital to average total assets........................................................             9.42%           8.84%
Risk-based capital ratios:
  Tier 1.......................................................................................             9.39%           9.17%
  Total........................................................................................            10.62%          10.60%
Leverage ratio.................................................................................             7.19%           6.39%
Net credit losses to average loans and leases..................................................             0.14%           0.56%
Reserve for credit losses to loans and leases..................................................             1.96%           2.00%
Reserve for credit losses to nonaccrual loans and leases.......................................              191%            194%
Nonaccrual loans and OREO as a percent of related asset categories.............................             0.92%           1.15%

    The proforma adjustments relate to the reduction in earning assets of approximately $80 million in purchase price and an additional $33-45 million reduction in earning assets as a result of proforma reduction in FHLB borrowings.

    Also there is additional goodwill amortization proforma over 15 years, at a rate of $3.3 million per annum.

    Note: no adjustments made for any anticipated reductions in operating expenses. The pro forma combined condensed financial data are not necessarily indicative of the results that actually would have occurred had the transaction been consummated on the dates indicated or that may be obtained in the future.

                        SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

    This Proxy Statement is being furnished to holders of Emerald Common Stock in connection with the solicitation of proxies by the Emerald Board of Directors (the "Emerald Board") for use at the Special Meeting of Stockholders scheduled
to be held on       , 1998, at 10:00 A.M., at the Sheraton Tara Hotel, 37 Forbes
Road, Braintree, Massachusetts, and at any adjournments or postponements thereof.

PURPOSES

    The Special Meeting will be held for the purposes of (i) considering and voting upon a proposal to approve and adopt the Affiliation Agreement and the transactions contemplated thereby, and (ii) to conduct any other business that may properly come before such meeting, or any adjournments or postponements thereof. With the exception of these matters, the management of Emerald knows of no other matters at this time to be brought before the Special Meeting.

    THE EMERALD BOARD UNANIMOUSLY RECOMMENDS THAT EMERALD STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE AFFILIATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

QUORUM AND VOTING

    Only stockholders of record at the close of business on       (the "Record
Date") are entitled to notice of and to vote at the Special Meeting. As of the
Record Date, there were issued and outstanding       shares of Emerald Common
Stock entitled to vote. The presence, in person or by proxy, of a majority of the aggregate number of shares of Emerald Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of Emerald Common Stock held of record in his or her name at the close of business on the Record Date.

STOCKHOLDER VOTE REQUIRED; VOTING AGREEMENTS

    The approval and adoption of the Affiliation Agreement, and the transactions contemplated thereby, require the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Emerald Common Stock. If the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Emerald Common Stock is not obtained, each of Emerald and Eastern will have the right to terminate the Affiliation Agreement, provided that the terminating party is not in material breach of the Affiliation Agreement or the Stock Option Agreement. If the Affiliation Agreement is terminated because of the failure to obtain the requisite stockholder approval, the Affiliation Agreement will become null and void and there will be no liability on the part of Emerald or Eastern or their respective officers or directors to the other, except as specifically provided in the Affiliation Agreement. See "THE MERGER--Termination."

    In connection with the execution of the Affiliation Agreement, Mark A. Osborne, Chairman of the Board, President and Chief Executive Officer of Emerald and Michael T. Putziger, a director of Emerald, owning 507,699 shares in the aggregate, as of December 1, 1997, representing 21.94% of the shares issued and outstanding, each agreed by separate letter (the "Voting Agreements") to Eastern, dated October 22, 1997, to vote or cause to be voted all of the shares of Emerald Common Stock over which he has beneficial ownership as of the Record Date in favor of the Affiliation Agreement and the Merger. Execution of the Voting Agreements was a condition to Eastern entering into the Affiliation Agreement and no compensation was paid to any person in consideration for executing the Voting Agreements.

OWNERSHIP OF EMERALD COMMON STOCK

    The following table sets forth, as of October 22, 1997, certain information with respect to the beneficial ownership of Emerald Common Stock by: (i) each of Emerald's directors, (ii) all directors and executive officers of Emerald as a group, and (iii) each other person (including any "group," as that term is used in Section 13(d)(3) of the Exchange Act) who is known by Emerald to own beneficially 5% or more of Emerald Common Stock. Emerald believes that the beneficial owners of Emerald Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, except as noted below.

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                            OWNERSHIP(1)       COMMON STOCK(1)
---------------------------------------------------------------------------  ------------------  -------------------
EXECUTIVE OFFICERS AND DIRECTORS:
Mark A. Osborne............................................................         265,100               11.46%
Gerard F. Linskey..........................................................          55,161                2.45%
Peter L. Maguire...........................................................          22,968                1.02%
John V. Murphy.............................................................          12,390                 .55%
Thomas P. Moore............................................................          40,350                1.79%
Richard P. Quincy..........................................................           1,875                 .08%
Michael T. Putziger........................................................         242,599               10.78%
Douglas C. Purdy...........................................................           1,257                 .06%
All executive officers and directors as a group (8 persons)................
Other Principal Stockholders...............................................         641,700               27.73%

------------------------

*   Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares.

SOLICITATION OF PROXIES

    The proxy enclosed herewith is being solicited by the Emerald Board. Each proxy received will be voted as directed; however, if a proxy is received, signed but with no direction indicated, the proxy will be voted FOR the approval and adoption of the Affiliation Agreement and the transactions contemplated thereby, and in such manner as management may decide on such other matters as may properly come before the Special Meeting. In determining the required vote necessary for approval, abstentions and broker non-votes (a "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred from exercising discretionary authority to vote on the matter) will have the effect of negative votes for purposes of the two-thirds requirement. In addition, stockholders whose shares of Emerald Common Stock are not registered in their own name will need additional documentation from the record holder of such shares to vote personally at the Special Meeting.

    In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal interview by employees of Emerald and Hibernia, who will not receive additional compensation therefor. Emerald has retained D.F. King to assist in the distribution and solicitation of proxies, at a fee of approximately $2500 plus reasonable out-of-pocket expenses. Emerald will also reimburse brokerage firms and others who hold record ownership for third parties for their expenses in forwarding proxy materials to the beneficial owners of Emerald Common Stock. Emerald and Eastern will each bear its own expenses incurred in connection with this Proxy Statement.

REVOCATION OF PROXIES

    Any stockholder giving a proxy prior to the Special Meeting has the right to revoke it prior to its exercise by delivering a written notice to the Clerk of Emerald, or by returning a duly executed proxy bearing a later date, or by attending the Special Meeting, revoking prior proxies, and voting in person. A stockholder of record may revoke a proxy by filing an instrument of revocation with Douglas C. Purdy, Clerk of Emerald, 730 Hancock Street, Quincy, Massachusetts 02170, by filing a duly executed proxy bearing a later date, or by appearing at the Special Meeting in person, notifying the Clerk, and voting by ballot at the Special Meeting. Any stockholder of record attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy.

                           INFORMATION ABOUT EASTERN

GENERAL

    Eastern Bank Corporation is a mutual holding company originally organized as a mutual savings bank in 1818 under Massachusetts law which, together with its wholly-owned subsidiaries, Eastern Bank and Eastern Bank & Trust Company, is a full-service banking company with offices in northeastern Massachusetts and downtown Boston providing consumer banking, trust and investment management, mortgage banking, consumer finance, commercial lending, asset-based lending and equipment leasing services. As of September 30, 1997, Eastern had total assets of $2.1 billion and total deposits of $1.7 billion.

                           INFORMATION ABOUT EMERALD

GENERAL

    Emerald is a bank holding company, organized in 1996 under Massachusetts law. Emerald's principal business, conducted through its subsidiary Hibernia, a Massachusetts stock savings bank founded in 1912, consists of attracting deposits from the general public and investing these deposits, together with funds generated by operations or borrowings from the Federal Home Loan Bank of Boston, in residential mortgage loans, commercial real estate loans, construction loans, multi-family residential mortgage loans, commercial and small business loans and other loans. Emerald's lending markets and deposit gatherings are primarily concentrated from Boston to southeastern Massachusetts.

    For more information about Emerald, reference is made to Emerald's most recent Annual Report on Form 10-K, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE."

                                   THE MERGER

GENERAL

    This section of the Proxy Statement describes certain aspects of the proposed Merger, including the principal provisions of the Affiliation Agreement. The following description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Affiliation Agreement, the Bank Merger Agreement, the Stock Option Agreement and the Voting Agreements which are attached as APPENDICES A, B, C AND D, respectively, to this Proxy Statement and are incorporated herein by reference. All stockholders of Emerald are urged to read the Affiliation Agreement, the Bank Merger Agreement, the Stock Option Agreement and the Voting Agreements in their entirety.

                              BACKGROUND OF MERGER

    EXISTING BUSINESS OF EMERALD ISLE BANCORP., INC. Emerald is the holding company of Hibernia and its subsidiaries and has no operation beyond its investment in Hibernia. Hibernia is a Massachusetts chartered stock bank which was founded in 1912 in Boston, Massachusetts and 68 years later opened its second location at 51 Commercial Street, Braintree, Massachusetts. Thereafter from July, 1987 through July, 1997, Hibernia opened additional branches in Quincy (two), Weymouth, Hingham (two), Stoughton and most recently at 470 West Broadway in South Boston, Massachusetts, thereby establishing a geographic franchise heading south from Boston. Hibernia currently has a branch under construction in Marshfield, Massachusetts.

    Hibernia began as a mutual savings bank. In 1986 it converted to a stockholder-owned institution; in 1996 its holding company Emerald was established.

    There are a number of financial institutions which operate within Emerald's market area, several of which are significantly larger than Hibernia and have greater financial resources, all of which are competitors of Emerald and Hibernia. This includes competition from savings banks, co-operative banks, commercial banks, credit unions, savings and loan associations and other financial institutions. The identity of competition continues to change as a result of mergers and acquisitions, and while the continuing consolidation of the industry and favorable economic and competitive factors have made it possible for Emerald to expand its franchise and business activities, the continued ability of Emerald to remain competitive is very dependent upon how successfully it can respond to the rapidly evolving business environment.

    Emerald has always run its business with the view of maximizing shareholder value. It has had the belief that an independent institution, providing quality financial services and products in a personalized manner while maintaining a community orientation would, over time, continue to provide the best possible returns for shareholders.

    On April 9, 1997, Mark Osborne, President and Chief Executive Officer of Emerald, was introduced to Stanley Lukowski, Chairman of the Board of Eastern, at which time Mr. Lukowski indicated an interest in acquiring Hibernia. At that time Mr. Osborne indicated that he did not wish to have any discussion of that subject until after Emerald's annual meeting on April 28, 1997. It was agreed that Mr. Osborne and Mr. Lukowski would meet at the Massachusetts Bankers Association convention in May to discuss the matter further.

    On a non-related matter, Mr. Osborne met with Mary Anne Callahan of CIBC Oppenheimer on April 29, 1997, at which time the results of a valuation of Emerald prepared by CIBC Oppenheimer were discussed. The valuation indicated that based upon the then current average sale valuations for similar institutions and the projected operating results for Emerald, continuing to operate independently would create more value over time for Emerald's shareholders.

    On May 4, 1997, Mr. Osborne and Mr. Lukowski met in Phoenix, at which time Mr. Lukowski's interest in acquiring Emerald was discussed in more detail, which included Eastern's strategic reasons for doing so. A follow up telephone conversation was held during the week of May 12th during which Mr. Osborne informed Mr. Lukowski that he believed that more value could be created for Emerald's shareholders over time by continuing to operate independently.

    A meeting of the Board of Directors of Hibernia, which included a majority of Emerald Directors, was held on May 21, 1997 at which time both Eastern's interest in acquiring Emerald and the CIBC Oppenheimer valuation were discussed. It was decided that there was no interest at that time in pursuing the discussions further.

    Mr. Osborne met next with Mary Anne Callahan of CIBC Oppenheimer in Woodstock, Vermont on August 7, 1997, at which time both the valuation of Emerald as an independent entity and the sale valuations of similar companies were updated. The substantial increase in the market value of similar companies that had occurred during the interim period between meetings as evidenced by the sales of such companies was discussed. CIBC Oppenheimer was asked to identify potential cash purchasers for Emerald as a result of that meeting. Institutions subsequently identified as potential cash purchasers included Eastern Bank. In September of 1997, again after updating market valuations, CIBC Oppenheimer was authorized to explore Eastern's interest in acquiring Emerald.

    In October of 1997, through discussions with CIBC Oppenheimer it was determined that Eastern had an interest in the acquisition of Emerald at a price level which was deemed to be in the best interest of Emerald's shareholders and on October 7, 1997, Eastern signed a Confidentiality Agreement pursuant to which it undertook a due diligence investigation of the business operations of Emerald. On October 15, 1997, during the performance of that due diligence, discussions took place between the parties, their financial advisers and their counsel discussing certain aspects of the proposed transaction including the details of the Affiliation Agreement and related documents. During the period from then to October 22, 1997, the parties with their counsel and financial advisers negotiated a variety of issues pertaining to the transaction, including the various representations, warranties and covenants contained in the agreements, the terms of the Stock Option Agreement and the other aspects of the transaction fully set forth in the agreements appended hereto as Exhibits A-D.

    In the afternoon of October 22, 1997, Emerald, its counsel and CIBC Oppenheimer met with Emerald's board to consider the proposed terms of the merger and to consider, with the assistance and advice of CIBC Oppenheimer, the appropriateness of the transaction in terms of valuation to the shareholders of Emerald. At that meeting Emerald's board considered various aspects of the transaction including the current CIBC Oppenheimer valuation, the likelihood of the transaction in fact proceeding as reflected in the agreements, and the business prospects of Emerald in light of the increasingly competitive environment in which it was operating. The Board concluded that the transaction as proposed represented fair value to the shareholders of Emerald, and therefore unanimously approved the Affiliation Agreement and related agreements and authorized Mr. Osborne to execute the same on behalf of Emerald.

RECOMMENDATION OF THE EMERALD BOARD OF DIRECTORS; EMERALD'S REASONS FOR MERGER.

    The terms of the Affiliation Agreement, including the Merger Consideration, were the result of arms' length negotiations between Emerald and Eastern. Emerald entered into negotiations with Eastern based upon its belief that a privately-negotiated transaction with Eastern represented the best means of achieving the strategic interests of Emerald and its stockholders and provided greater value to Emerald stockholders than other possible alternatives.

    Specific factors considered included:

        (a) the amount of consideration offered by Eastern in relation to the estimated future potential value of Emerald Common Stock;

        (b) the impact on Hibernia's customers, suppliers, employees, and communities served; and

        (c) CIBC Oppenheimer's opinion that the consideration to be paid to Emerald's shareholders is fair, from a financial point of view.

    EMERALD'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE AFFILIATION AGREEMENT AND EACH OF THE TRANSACTIONS CONTEMPLATED THEREBY BE APPROVED BY THE STOCKHOLDERS OF EMERALD.

OPINION OF FINANCIAL ADVISOR TO EMERALD

    Emerald has received an opinion that the Merger is fair to Emerald's stockholders from a financial point of view from CIBC Oppenheimer.

    CIBC OPPENHEIMER OPINION. CIBC Oppenheimer was retained by the Emerald Board on October 22, 1997 for the purpose of rendering financial advice in connection with the consideration and implementation of a possible transaction and a fairness opinion in connection with the Merger. Emerald selected CIBC Oppenheimer for a number of reasons, including its familiarity with Emerald and its business. Emerald also considered CIBC Oppenheimer's experience and reputation in the area of valuation and financial advisory work generally, and in relation to financial institutions specifically. CIBC Oppenheimer is a nationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, private placements and valuations for corporate and other purposes.

    CIBC Oppenheimer has rendered its written opinion to the Emerald Board dated October 22, 1997 and dated the date of this Proxy Statement that, based upon and subject to the various considerations set forth therein, the proposed merger consideration is fair to Emerald from a financial point of view. No limitations were imposed by Emerald upon CIBC Oppenheimer with respect to investigations made or procedures followed by CIBC Oppenheimer in rendering its opinion.

    THE FULL TEXT OF CIBC OPPENHEIMER'S OPINION AS OF THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY CIBC OPPENHEIMER, IS ATTACHED HERETO AS APPENDIX E. EMERALD SHAREHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY. CIBC OPPENHEIMER'S OPINION IS DIRECTED ONLY TO THE MERGER CONSIDERATION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY EMERALD SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE EMERALD MEETING. THE SUMMARY SET FORTH IN THIS PROXY STATEMENT OF THE CIBC OPPENHIEMER OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION ATTACHED AHERETO AS APPENDIX E.

    In connection with rendering its opinion, CIBC Oppenheimer reviewed among other things: (a) the Affiliation Agreement; (b) the Voting Agreements and Stock Option Agreement (as such term is defined in the Agreement); (c) audited consolidated financial statements and management's discussion and analysis of the financial condition and results of operation for Emerald for the three fiscal years ended December 31, 1996; (d) unaudited consolidated financial statements for Emerald for the nine months ended September 30, 1997; (e) certain other publicly available business and financial information relating to Emerald;
(f) the views of senior management of Emerald of the past and current business operations, results thereof, financial condition and future prospects of Emerald; (g) a comparison of certain financial information for Emerald, in each case with similar information for certain other companies considered comparable to Emerald; (h) the financial terms of certain recent business combinations in the banking industry;(i) the current market environment generally and the banking environment in particular; and (j) such other information, financial studies, analyses and investigations and financial, economic and market criteria as CIBC Oppenheimer considered appropriate in the circumstances.

    CIBC Oppenhiemer assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the financial projections, CIBC Oppenheimer assumed that they were reasonably prepared and reflected the best currently available estimates and judgments of the future financial performance of Emerald. CIBC Oppenheimer did not make any independent valuation or appraisal of the assets or liabilities of Emerald, nor was it furnished with any such appraisal. CIBC Oppenheimer's opinion was based on economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion.

    The projections furnished to CIBC Oppenheimer for Emerald were prepared by management of the company. As a matter of policy, Emerald does not publicly disclose internal management projections of the type provided to CIBC Oppenheimer in connection with its analysis of the Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions which are inherently uncertain and which may not be within the control of management, including, without limitation, factors relating to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

    The following is a summary of the analyses presented by CIBC Oppenheimer to the Emerald Board at its meeting on October 22, 1997 in connection with CIBC Oppenheimer's opinion dated such date:

    COMPARABLE TRANSACTIONS ANALYSIS. CIBC Oppenheimer compared the financial terms of the Merger to the financial terms, to the extent publicly available, of the seven New England thrift transactions with acquisition values greater than $25 million announced or completed from January 1, 1997 through October 22, 1997 (the "Recent New England Thrift Acquisitions"). CIBC Oppenheimer believed these seven transactions to be most comparable for purpose of determining the imputed values of Emerald. In addition, CIBC Oppenheimer compared the financial terms of the Merger to the financial terms, to the extent publicly available, of fifteen recent nationwide thrift transactions with total assets between $300 million and $1 billion and acquisition values greater than $25 million announced or completed from January 1, 1997 through October 22, 1997 (the "Recent Nationwide Thrift Acquisitions").

    The Recent New England Thrift Acquisitions included the following: People's Bank, MHC/Norwich Financial, North Fork Bancorp/Branford Savings Bank, Granite State Bankshares/Primary Bank, Webster Financial Corp./Peoples Savings Financial, CFX Corporation/Community Bankshares, CFX Corporation/ Portsmouth Bank Shares and Eagle Financial Corp/MidConn Bank.

    The Recent Nationwide Thrift Acquisitions included the following: First Commercial Corp/Kemmens Wilson, Regions Financial/Palfed, Inc., People's Bank, MHC/Norwich Financial, Commercial Federal/Mid Continent Bancshares, Carolina First Corp/First Southeast Financial Corp, Union Planters Corp/Sho-Me Financial, Crestar Financial/American National Bancorp, BB&T Corp/Virginia First Financial, Granite State Bankshares/Primary Bank, Charter One Financial/Haverfield Corp., Webster Financial Corp/People's Savings Financial, CFX Corporation/Community Bankshares, Provident Bankshares/First Citizens Financial, Republic Bancshares/FFO Financial Group and Eagle Financial Corp/Mid Conn Bank.

    For each of these transactions, CIBC Oppenheimer calculated, among other things, the high, mean, median and low price to book value, price to last twelve months ("LTM") net income and core deposit premium (defined as the transaction value minus tangible book value divided by core deposits, excluding certificates of deposit with balances equal to or greater than $100,000), and compared the results of these calculations to calculations made by CIBC Oppenheimer for the proposed Merger as follows.

    CIBC Oppenheimer's analysis indicated that the Recent New England Thrift Acquisitions had a mean price/book multiple of 1.83x, price/LTM earnings multiple of 17.88x, and a core deposit premium of 14.15%. The Recent Nationwide Thrift Acquisitions had a mean price/book multiple of 1.95x, price/LTM earnings multiple of 26.53x and a core deposit premium of 12.87%.

    From October 22, 1997 through November 4, 1997 there have been two additional New England thrift acquisitions announced with transaction values in excess of $25 million. Peoples Heritage Financial/CFX Corporation and Webster Financial Corp./Eagle Financial Corp. The Recent New England Thrift Acquisitions, adjusted to include these acquisitions, had a mean price/book multiple of 1.97x, a price/LTM earnings multiple of 20.05x and a core deposit premium of 15.55%. From October 22, 1997 through November 4, 1997 there have been two additional Nationwide thrift acquisitions announced with transaction values in excess of $25 million: Mercantile Bancorp/HomeCorp, Inc. and HUBCO, Inc./Poughkeepsie Financial. The Recent Nationwide Thrift Acquisitions, adjusted to include these acquisitions, had a --ean price/book multiple of 1.93x, price/LTM earnings multiple of 27.94x and a core deposit premium of 12.63%.

    The implied values for Emerald derived from these analyses were a mean of $75.8 million and a median of $71.1 million based on the Recent New England Thrift Acquisitions, adjusted to include acquisitions announced through November 4, 1997, and a mean of $74.5 million and a median of $70.7 million based on the Recent Nationwide Thrift Acquisitions, adjusted to include acquisitions announced through November 4, 1997.

    DISCOUNTED CASH FLOW ANALYSIS. Using a discounted cash flow analysis, CIBC Oppenheimer estimated the present value of the future streams of after-tax cash flows that Emerald could produce through December 31, 2001. In this analysis, CIBC Oppenheimer assumed that Emerald's net income was adjusted in each year to reflect an assumed net charge-off ratio of 0.17% of total loans and a level of provision for loan losses for each year based on an assumed ration of 1.05x the amount of net charge offs. CIBC Oppenheimer calculated a range of terminal values by applying earnings multiples of 18 and 19 (based upon its observation of price to earnings multiples in the comparable transactions referred to below) to Emerald's estimated after-tax cash flows for the twelve months ended December 31, 2001. The cash flows were discounted to present values using different rates (ranging from 11% to 12%) chosen to reflect different assumptions regarding the required rates of return to prospective buyers of Emerald. CIBC Oppenheimer prepared the discounted cash flow analysis using 1997, 1998 and 1999 earnings estimate provided by Emerald and then growing earnings by 8% afterwards. This analysis indicated an implied range of values for Emerald ranging from $68.5 million to $74.7 million.

    In connection with its opinion dated as of the date of this Proxy Statement, CIBC Oppenheimer confirmed the appropriateness of its reliance on the analyses used to render its October 22, 1997 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions on which such analyses were based and the factors considered in connection therewith.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. CIBC Oppenheimer believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying the analyses set forth in its opinion. In addition, CIBC Oppenheimer considered the results of all such analyses and did not assign relative weights to any of the analyses, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be CIBC Oppenheimer's view of the actual value of Emerald or the combined entity.

    In performing its analyses, CIBC Oppenheimer made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Emerald. The analyses performed by CIBC Oppenheimer are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of CIBC Oppenheimer's October 22, 1997 opinion: the analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold.

    The Emerald Board retained CIBC Oppenheimer based upon its experience and expertise. CIBC Oppenheimer is a nationally recognized investment banking and advisory firm. CIBC Oppenheimer, as part of its investment banking business, is continuously engaged in the valuation of business and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the course of its market making and other trading activities, CIBC Oppenheimer may, from time to time, have a long or short position in, and may buy or sell, securities of Emerald both for its own account and for the accounts of customers.

EFFECTIVE TIME OF THE MERGER; CLOSING DATE

    As soon as practicable after satisfaction or waiver of all conditions to the Merger under the Affiliation Agreement, Eastern, the Merger Subsidiary and Emerald shall cause Articles of Merger complying with the requirements of the MBCL to be filed with the Secretary of The Commonwealth of Massachusetts. The date and time set forth in the Articles of Merger as the effective time, will be the "Effective Time." The "Closing Date" will occur on the first business day after the date on which all conditions contained in Article VI of the Affiliation Agreement are satisfied or waived; or at such other date as the parties may mutually agree. Eastern and Emerald anticipate that the Merger will be completed in the first quarter of 1998. The consummation of the Merger could be delayed however, as a result of delays in obtaining the necessary regulatory and stockholder approvals. There can be no assurances that such approvals will be obtained or that the Merger will be completed. If the Merger has not been consummated on or before June 30, 1998, the Affiliation Agreement may be terminated by either Eastern or Emerald. See "-- Regulatory Approvals," "--Conditions to the Consummation of the Merger," and "--Termination of the Affiliation Agreement."

    Immediately after consummation of the Merger, Emerald will cause Hibernia and Eastern will cause Eastern Bank to be merged. Eastern Bank will be the surviving Massachusetts stock savings bank of the Bank Merger.

TERMS OF THE MERGER

    At the Special Meeting, shareholders of Emerald will consider and vote upon a proposal to approve the Affiliation Agreement. The Affiliation Agreement provides, among other things, that (i) the Merger Subsidiary will be merged with and into Emerald and (ii) each share of Emerald common stock outstanding immediately prior to consummation of the Merger (other than shares held by Emerald as treasury stock, shares held by shareholders who exercise dissenters' rights pursuant to the applicable provisions of the MBCL and shares held by Eastern or Eastern Bank other than in a fiduciary capacity) will be converted into and represent the right to receive the Merger Consideration. Immediately following the Merger, Eastern Bank and Emerald will enter into a plan of liquidation pursuant to which Emerald will be liquidated and dissolved, with Emerald's assets (including all of the outstanding shares of capital stock of Hibernia) thereupon vesting in Eastern Bank. Immediately upon the consummation of such liquidation, Hibernia (which will then be a wholly-owned subsidiary of Eastern Bank) will merge with and into Eastern Bank, with Eastern Bank as the surviving entity, pursuant to the Bank Merger Agreement.

    The Affiliation Agreement as executed contemplates that the Merger Subsidiary would be formed as a wholly-owned subsidiary of Eastern and that by virtue of the Merger, Emerald would become a wholly-owned subsidiary of Eastern. Under the Affiliation Agreement, however, prior to the Effective Time, Eastern is entitled to (i) revise the sequence of the Merger and the Bank Merger to provide that the Bank Merger is to be consummated prior to the Merger, (ii) revise the structure of the Merger to provide that Emerald is merged with and into the Merger Subsidiary at the Effective Time, (iii) organize the Merger Subsidiary as a direct wholly-owned subsidiary of Eastern Bank (as contemplated by this Proxy Statement), and/or (iv) revise the structure of the Merger to provide that Hibernia is merged with and into a special-purpose interim trust company organized by Eastern prior to the Effective Time, provided that any change to the structure of the Merger or the Bank Merger will not be adopted if such change would result in additional adverse tax consequences (beyond gain recognition on the sale of their shares) to the shareholders of Emerald as a group, including but not limited to, the Merger becoming subject to taxation to the

Emerald stockholders other than as a capital transaction. As provided by the Affiliation Agreement, Eastern has notified Emerald of its intention to change the structure of the transaction as reflected in this Proxy Statement.

    Shares of Emerald Common Stock that are owned directly or indirectly by Eastern or Eastern Bank at the Effective Time, other than shares held in a fiduciary capacity, and any such shares held by Emerald as treasury stock will be canceled, retired and cease to exist, and no payment will be made with respect thereto.

    Shares of Emerald Common Stock held by a stockholder who has demanded appraisal rights in compliance with the provisions of the MBCL (see "THE MERGER--Rights of Dissenting Stockholders") will not be converted into Merger Consideration at the Effective Time. If, however, the stockholder subsequently withdraws his or her demand for appraisal or loses his or her right of appraisal, the stockholder's shares will be deemed to be so converted as of the Effective Time.

    The Articles of Organization and the By-Laws of the Merger Subsidiary, as in effect immediately prior to the Effective Time, will be the Articles of Organization and the By-Laws of Emerald after the Effective Time, subject to the rights of Eastern Bank as its sole stockholder to later amend them. The directors and officers of the Merger Subsidiary immediately prior to the Effective Time will be the directors and officers of Emerald after the Effective Time, subject to the rights of Eastern Bank as sole stockholder to change such directors and officers thereafter.

    The Merger Consideration is the result of arms'-length negotiations between the respective managements of Emerald and Eastern. In negotiating the Merger Consideration, the management of Emerald had the benefit of advice from its financial advisor, the investment banking firm of CIBC Oppenheimer. See "THE MERGER--Opinion of Financial Advisor to Emerald."

    After the Effective Time, holders of certificates of Emerald Common Stock will have no rights as stockholders of Emerald other than (i) to receive the Merger Consideration into which such shares of Emerald Common Stock have been converted, and (ii) the rights afforded to dissenting stockholders under the laws of the Commonwealth of Massachusetts. See "THE MERGER--Rights of Dissenting Stockholders."

REGULATORY APPROVALS

    The Affiliation Agreement provides that the obligation of Eastern and Emerald to consummate the Merger is conditioned upon the receipt of any required approvals from governmental or regulatory authorities or agencies, including the Federal Reserve Board, the FDIC, the Massachusetts Board, the Massachusetts Commissioner and the DOJ. The Merger may not be consummated until 30 days after approval by the FRB (or such shorter period as the FRB may prescribe with the concurrence of the Attorney General, but not less than 15 days), during which time the DOJ may challenge the Merger on antitrust grounds. The commencement of an antitrust action by the DOJ would stay the effectiveness of the FRB approval unless a court specifically orders otherwise.

    The parties have filed or will file all applications and applied for or will apply for all waivers necessary for consummation of the Merger. The Merger will not proceed until all regulatory approvals required to consummate the Merger have been obtained, such approvals are in full force and effect and all statutory waiting periods in respect thereof have expired. There can be no assurance that the Merger will be approved by any of the foregoing regulatory authorities. If such approvals are received, there can be no assurance as to the date of such approvals or the absence of any litigation challenging such approvals. Emerald and Eastern are not aware of any other governmental approvals or actions that are required prior to the parties' consummation of the Merger. It is currently contemplated that if any such additional governmental approvals or actions are required, such approvals or actions will be sought. There can be no assurance, however, that any such additional approvals or actions will be obtained.

MANAGEMENT AND OPERATIONS AFTER THE MERGER

    The Articles of Organization and the By-Laws of the Merger Subsidiary, as in effect immediately prior to the Effective Time, will be the Articles of Organization and the By-Laws of Emerald after the Effective Time, subject to the rights of Eastern Bank as its sole stockholder to later amend them. The directors and officers of the Merger Subsidiary immediately prior to the Effective Time will be the directors and officers of Emerald after the Effective Time, subject to the rights of Eastern Bank as sole stockholder to change such directors and officers thereafter.

    As set forth in the Bank Merger Agreement, after the Bank Merger, the bank branches formerly owned and operated by Hibernia and acquired by Eastern Bank pursuant to the Bank Merger will be operated under the name "Eastern Bank".

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Hibernia and Mark A. Osborne are parties to an Employment Agreement (the "Employment Agreement") and a Special Termination Agreement (the "Termination Agreement"), each dated August 1, 1997. Under the Employment Agreement, Mr. Osborne is entitled to be employed as the President and Chief Executive Officer of Hibernia until 2002. Mr. Osborne enjoys certain protections under the Termination Agreement with respect to any "Change in Control" of Emerald or Hibernia which, as defined in the Termination Agreement, includes consummation of the Merger and the Bank Merger. Upon such a Change in Control and the occurrence of a Terminating Event, as defined in below, within three (3) years of the Effective Time, Mr. Osborne would be entitled to a lump sum severance payment equal to three (3) times his "base amount" (as defined under Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), less one dollar ($1.00). If such a terminating event were to occur in 1998, Mr. Osborne's base amount for purposes of the Change in Control provisions of the Termination Agreement would be approximately $676,571.13. Inasmuch as it is not expected that Mr. Osborne will retain his present responsibilities following the Effective Time, it is projected that a Terminating Event will occur and that Mr. Osborne will elect to receive his lump-sum payment at the Effective Time or shortly thereafter. For the purposes of the Termination Agreement, a "Terminating Event" means (i) Mr. Osborne is terminated by Hibernia other than for specific reasons specified therein, or (ii) Mr. Osborne resigns after (x) a significant change in the nature or scope of his responsibilities prior to the Effective Time, or (y) a reasonable determination by Mr. Osborne that, as a result of a Change of Control, he is unable to exercise the responsibilities exercised by him immediately prior to such Change of Control, or (z) a decrease in his total annual compensation other than as a result of a decrease in compensation payable to him and to all other executive officers of Hibernia on the basis of Hibernia's financial performance.

    In connection with the matters set forth in the preceding paragraph, Eastern, Emerald, Hibernia and Mr. Osborne have confirmed, pursuant to an employee letter agreement (the "Employee Letter Agreement") that, at the Effective Time, Hibernia will pay Mr. Osborne an amount (subject to applicable income tax withholdings) equal to three (3) times Mr. Osborne's "base amount" (as defined under Section 280G(b)(3) of the Code for a change of control of Seller occurring in 1998) less one dollar ($1.00). In addition, at or prior to the Effective Time, Emerald will (i) accelerate the exercisability of all options previously issued to Mr. Osborne which are not exercisable as of the Effective Time and pay Mr. Osborne the value of the acceleration of such options, (ii) transfer to Mr. Osborne the automobile provided him under the Emerald Employment Agreement (and pay transfer taxes incurred in connection therewith) and pay Mr. Osborne the value of such automobile when transferred to him, and (iii) terminate Emerald's Non-Qualified Executive Retirement Plan and pay out Mr. Osborne's balance thereunder to him (subject to applicable income tax withholdings). In consideration of the foregoing actions, Mr. Osborne has agreed to release Emerald, Hibernia, and their successors from all of their obligations under the Employment Agreement and the Termination Agreement.

    Eastern and Mr. Osborne have also agreed, at or prior to the Effective Time, to enter into a five (5) year employment agreement (the "Eastern Employment Agreement") effective at the Effective Time (i) providing Mr. Osborne with (a) the ordinary employee benefits of an employee of Eastern (e.g., health and group-life insurance, 401(k) Plan and defined benefit plan eligibility), except that Mr. Osborne may at his option choose to have Eastern continue for him the health insurance and life insurance provided by Hibernia, and (b) annual cash compensation, subject to applicable tax withholdings, of $60,000 per annum and
(ii) containing customary non-competition and confidential information provisions.

    Eastern and Emerald have also agreed, pursuant to the Employee Letter Agreement, that in the event John Morely's (Treasurer of Hibernia) employment with Emerald, Hibernia or any successor thereto is terminated by Eastern, Eastern will pay to Mr. Morely the salary he otherwise would have been entitled to receive (subject to applicable income tax withholding) from the date of termination until the date which is one year thereafter.

    Eastern and Emerald have also agreed, pursuant to the Employee Letter Agreement, that Emerald will pay to Vicki Leinas, an employee of Hibernia, on the Closing Date a lump sum payment equal to two (2) years of Ms. Leinas' salary as of the Closing Date. In the event that Ms. Leinas' employment with Eastern is terminated for any reason thereafter, the payment made to Ms. Leinas referred to in the preceding sentence shall be in lieu of any severance pay to which Ms. Leinas may otherwise be entitled to as an employee of Eastern.

    As set forth in the Affiliation Agreement, Emerald has accelerated vesting in all outstanding unexercisable Emerald stock options granted to employees of Emerald and its subsidiaries and directors of Emerald pursuant to Emerald Stock Option Plans. In addition, as provided in the Affiliation Agreement, to the extent that any so accelerated stock options are not exercised by the holders thereof prior to the day immediately before the Closing Date, such holder will be entitled to receive the excess of the Merger Consideration over the per share exercise price of such options multiplied by the number of shares of Common Stock covered by such options, and such options will terminate. The net amount each executive officer and director is expected to receive in exchange for the options outstanding as of October 22, 1997 is as follows:

                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                                    OF
NAME                                                               OUTSTANDING OPTIONS  OPTIONS AT EFFECTIVE TIME
-----------------------------------------------------------------  -------------------  --------------------------
Mark A. Osborne..................................................          62,500             $    1,387,569
Gerard F. Linskey................................................           8,250                    148,500

    The Affiliation Agreement provides that all rights to indemnification existing in favor, and all limitations on the personal liability, of any director, officer or other employee of Emerald and its subsidiaries as provided for in their respective charters or by-laws as in effect on October 22, 1997 and Emerald's existing director and officer indemnity insurance coverage (or a substitute comparable policy) will survive the Merger and the Bank Merger and will continue in force for not less then three (3) years after the Effective Time. See "--Background of the Merger."

EMPLOYEE MATTERS

    In the Affiliation Agreement, Eastern has agreed that any terminations of Emerald Employees to be made by Eastern in connection with the Merger or the Bank Merger will be made within six (6) months after the Closing Date. All Emerald Employees who remain employed by Eastern after the Closing Date will be eligible for the types and levels of employee benefits maintained by Eastern for similarly situated employees of Eastern or Eastern Bank. See "THE MERGER--Background of the Merger."

    Under the Affiliation Agreement, Eastern has agreed to cause all Eastern plans, programs or arrangements to treat the prior service of each such employee with Emerald or Hibernia, to the extent such prior service is recognized under the comparable plan, program or arrangement of Emerald, as service rendered to Eastern or its affiliate, as the case may be, for purposes of eligibility to participate, vesting, and eligibility for other appropriate benefits under such plan, program or arrangement of Eastern, but not for benefit accrual generally under any plan of Eastern or Eastern Bank extended to Emerald Employees.

    Eastern has also agreed that, from and after the Effective Time until the date which is six (6) months thereafter, Eastern will provide all Emerald Employees whose employment with Emerald or Hibernia is terminated during such time with severance pay equal to two (2) weeks pay for every year such Emerald Employee was employed by Emerald or Hibernia; provided that in no event will any Emerald Employee receive severance equal to less than four (4) weeks pay or greater than twenty-six (26) weeks pay.

    Under the Affiliation Agreement, Emerald has terminated the Emerald Non-Qualified Executive Retirement Plan in accordance with its terms. On or prior to the Closing Date, Emerald has agreed to terminate all other Emerald Employee pension and benefit plans in accordance with the terms thereof.

TREATMENT OF STOCK OPTIONS

    As set forth in the Affiliation Agreement, Emerald has accelerated vesting in all outstanding unexercisable Emerald stock options granted to employees of Emerald and its subsidiaries and directors of Emerald pursuant to Emerald Stock Option Plans. In addition, as provided in the Affiliation Agreement, to the extent that any so accelerated stock options are not exercised by the holders thereof prior to the day immediately before the Closing Date, such holder will be entitled to receive the excess of the Merger Consideration over the per share exercise price of such options multiplied by the number of shares of Common Stock covered by such options, and such options will terminate.

TERMINATION OF CERTAIN PURCHASE PLANS

    Pursuant to the Affiliation Agreement, Emerald has taken all steps necessary to terminate the Emerald Stock Purchase Plan and the Emerald Automatic Dividend Reinvestment Plan each in accordance with their terms.

ACCOUNTING TREATMENT

    The Merger will be accounted for as a purchase and certain adjustments will be made with respect to those Emerald assets and liabilities acquired or assumed by Eastern pursuant to the Affiliation Agreement whose carrying values differ from their estimated fair market values. The actual adjustments will be made on the basis of appraisals and evaluations as of the dates of consummation of the Merger and the Bank Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The receipt of cash by a stockholder of Emerald in exchange for shares of Emerald Common Stock pursuant to the Affiliation Agreement, including cash received by a Dissenting Holders upon the exercise of appraisal rights, will constitute a taxable transaction to such stockholder for federal income tax purposes. In general, a stockholder will recognize gain or loss upon the surrender of the stockholder's Common Stock equal to the difference, if any, between (i) the Merger Consideration received by such stockholder from Eastern in exchange for his or her shares of Common Stock and (ii) the stockholder's tax basis in such Common Stock. Any gain or loss will be treated as capital gain or loss if the Common Stock exchanged was held as a capital asset in the hands of the stockholder.

    No ruling has been or will be requested from the IRS as to any of the tax effects of any of the transactions discussed in this Proxy Statement to stockholders of Emerald, and no opinion of counsel has been or will be rendered to Emerald's stockholders with respect to any of the tax effects of the Merger or Emerald's stockholders.

    THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE DESCRIPTION OF ALL THE TAX CONSEQUENCES OF THE MERGER. IT DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX ASPECTS OF THE MERGER WITH RESPECT TO ANY STOCKHOLDER OF EMERALD. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED REGULATIONS OF THE UNITED STATES DEPARTMENT OF THE TREASURY THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EMERALD STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM IN THEIR CIRCUMSTANCES, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.

CONVERSION OF SHARES

    CONVERSION OF SHARES OF EMERALD COMMON STOCK. By virtue of the Merger automatically and without any action on the part of any holder thereof: (a) each then-outstanding share of Emerald Common Stock not owned by Eastern directly or indirectly (except for any such shares of Emerald Common Stock held by Eastern or Eastern Bank in a fiduciary capacity), and other than those shares of Emerald Common Stock held by Emerald as treasury stock and shares held by Dissenting Stockholders who have perfected their rights of appraisal, will be converted into the right to receive in cash from Eastern an amount equal to the Merger Consideration (See "The Merger--Terms of the Merger"); (b) each then-outstanding share of Emerald Common Stock owned by Eastern or its subsidiaries other than in a fiduciary capacity will be canceled, retired and cease to exist; and (c) each share of Emerald Common Stock issued and held in Emerald's treasury will be canceled and retired. No conversion or payment will be made with respect to the cancellation of shares referred to in clauses (b) and (c) above. For a discussion of the treatment of shares held by dissenting stockholders, see "THE MERGER--Rights of Dissenting Stockholders."

    EXCHANGE AGENT; PROCEDURES FOR EXCHANGE OF CERTIFICATES. As promptly as practicable after the Effective Time, and in no event later than five (5) days
thereafter, Eastern, through       , acting in the capacity of exchange agent
(the "Exchange Agent"), will mail to each holder of record of Emerald Common Stock outstanding at the Effective Time transmittal materials, together with instructions, for the exchange of such holder's certificates representing shares of Emerald Common Stock for the Merger Consideration into which such holder's shares of Emerald Common Stock have been converted.

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
    HOLDERS OF EMERALD COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE THE TRANSMITTAL FORM AND INSTRUCTIONS FROM THE EXCHANGE AGENT.

    Upon surrender to the Exchange Agent of the one or more certificates representing shares of Emerald Common Stock, together with a properly completed letter of transmittal, there will be issued and mailed to the holder of Emerald Common Stock surrendering such items a check representing the amount of cash which such holder is entitled to receive in exchange therefor. The Emerald certificate or certificates so surrendered will be canceled.

    After the Effective Time, there will be no transfers on the stock transfer books of Emerald of shares of Emerald Common Stock which were issued and outstanding at the Effective Time and converted pursuant to Article II of the Affiliation Agreement. If certificates representing shares of Emerald Common Stock are presented for transfer after the Effective Time, they will be canceled and exchanged for the Merger Consideration in accordance with the provisions and procedures set forth in Article II of the Affiliation Agreement.

    Neither Eastern nor Emerald nor any other person will be liable to any former holder of Emerald Common Stock for any shares or any dividends or distributions with respect thereto which are properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    LOST CERTIFICATES. If a certificate for Emerald Common Stock has been lost, stolen or destroyed, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed certificate, the Merger Consideration in respect thereof in accordance with the Affiliation Agreement upon receipt of (i) appropriate evidence as to such loss, theft or destruction, (ii) appropriate evidence as to the ownership of such certificate by the claimant, and (iii) appropriate and customary indemnification.

CONDITIONS TO THE MERGER

    CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each of Eastern and Emerald to effect the Merger are subject to the fulfillment of the following conditions, none of which may be waived by the parties:

    (a) the Affiliation Agreement and the transactions contemplated thereby must be approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Emerald Common Stock;

    (b) all authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any governmental or regulatory authority or agency which are necessary for the consummation of the Merger and Bank Merger, have been filed, occurred or been obtained and all such authorizations, orders, declarations, approvals, filings and consents are in full force and effect; and

    (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger is in effect.

    CONDITIONS TO EASTERN'S OBLIGATIONS. The obligations of Eastern to effect the Merger also are subject to the satisfaction of additional conditions, including, but not limited to, the following conditions, any of which may be waived by Eastern:

    (a) there has not been any change in the business, assets, financial condition or results of operations of Emerald or any of its subsidiaries which, individually or in the aggregate, has had a Material Adverse Effect (as defined in the Affiliation Agreement) on Emerald or any of its subsidiaries;

    (b) the obligations of Emerald under the Affiliation Agreement have been duly performed or complied with, and the representations and warranties of Emerald contained in the Affiliation Agreement are true and correct in all material respects as of the date of the Affiliation Agreement and as of the Effective Time; and

    (c) all necessary permits, consents, waivers, clearances, approvals and authorizations of all nongovernmental and nonregulatory third parties have been received by Emerald, other than those that would neither make it impossible to consummate the Merger nor result in a Material Adverse Effect on Eastern.

    CONDITIONS TO EMERALD'S OBLIGATIONS. The obligations of Emerald to effect the Merger also are subject to the satisfaction of certain additional conditions, including, but not limited to, the following conditions, any of which may be waived by Emerald:

    (a) there has not been any change in the business, assets, financial condition or results of operations of Eastern or any of its subsidiaries which, individually or in the aggregate, has had a Material Adverse Effect on Eastern;

    (b) the obligations of Eastern under the Affiliation Agreement have been duly performed or complied with and the representations and warranties of Eastern contained in the Affiliation Agreement are true and correct in all material respects as of the date of the Affiliation Agreement and as of the Effective Time; and

    (c) all necessary permits, consents, waivers, clearances, approvals and authorizations of all nongovernmental and nonregulatory third parties have been received by Eastern, other than those that would neither make it impossible to consummate the Merger nor result in a Material Adverse Effect on Eastern (on a consolidated basis with Emerald).

BUSINESS PENDING THE MERGER

    Pursuant to the Affiliation Agreement, Emerald has agreed that, until the Effective Time, Emerald:

    (a) will, and will cause Hibernia to, except with the prior written consent of Eastern, conduct its business and engage in transactions only in the ordinary and usual course of business consistent with past practices which includes:

       (A) maintaining its corporate existence and good standing;

       (B) using all commercially reasonable efforts to maintain and keep its properties in good repair and condition in all material respects, except for ordinary wear and tear and damage due to casualty;

       (C) using all commercially reasonable efforts to maintain in full force and effect insurance generally comparable in amount and in scope of coverage to that now maintained by it;

       (D) complying with and performing in all material respects its obligations and duties (y) under contracts, leases and documents relating to or affecting its assets, properties and business and (z) imposed upon it by all federal, state and local laws and all rules, regulations and orders imposed by federal, state or local governmental authorities, judicial orders, judgments, decrees and similar determinations; and

       (E) using all commercially reasonable efforts to preserve its business organization intact and the goodwill of those having business relationships with Emerald or Hibernia, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships with borrowers, depositors, other customers and others having business relationships with it;

    (b) will not, and will not permit any of its subsidiaries, without the prior written consent of Eastern, to (i) engage or participate in any material transaction or incur or sustain any material obligation or liability except in the ordinary, regular and usual course of its businesses consistent with past practices, (ii) offer an interest rate on any deposit such that such deposit would be deemed a "brokered deposit,"
       (iii) except as set forth in the Disclosure Schedules to the Affiliation Agreement and except in the ordinary course of business consistent with past practices and in an immaterial amount sell, lease, transfer, assign, encumber or otherwise dispose of any, or enter into any contract, agreement or understanding to lease, transfer, assign, encumber or dispose of, any of its assets, (iv) file any application or give any notice to customers or governmental authorities or agencies to open, close or relocate any branch or open, close, relocate or terminate the operations of any branch, or (v) waive any material right it has with respect to any asset except in the ordinary, regular and usual course of business consistent with past practice;

    (c) will cooperate with Eastern with respect to the preparation for the combination and integration as of the Effective Time of the businesses, systems and operations of Emerald and Eastern;

    (d) will, subject to any restrictions under applicable law or regulation, promptly notify Eastern of any emergency or other change in the normal course of its or Hibernia's businesses and of any governmental complaint, investigations or hearings if such emergency, change, complaint, investigation or hearing would be material to the business, results of operations, financial condition or prospects of either Emerald on a consolidated basis or Hibernia considered independently;

    (e) will not make any loan or extend any credit on other than Emerald's customary terms, conditions and standards other than in connection with any loan workouts in accordance with applicable law and consistent with prudent banking practices;

    (f) will not pay or declare any dividends on or make other distributions in respect of the Emerald Common Stock or Emerald Preferred Stock, except for regular quarterly cash dividends at times ordinarily declared and paid not exceeding $.07 per share per quarter;

    (g) will not adopt or amend in any material respect any pension, benefit or other plans or enter into any employment, retention, severance or similar contracts or amend such contracts or plans to increase the amount payable or benefits provided thereunder, or pay any bonuses to its or its subsidiaries' employees, provided, however, that Emerald or Hibernia shall be permitted to pay on or before the Closing Date to Emerald Employees as a group bonuses in the aggregate amount not to exceed $450,000;

    (h) will not and will not permit any of its subsidiaries, to authorize, recommend, propose or enter into an agreement with respect to any merger, consolidation, purchase and assumption transaction or business combination (other than the Merger or the Bank Merger), any acquisition of a material amount of assets or securities or assumption of liabilities, any disposition of a material amount of assets or securities, or any release or relinquishment of any material contract rights not in the ordinary course of business and consistent with past practices;

    (i) will not propose or adopt amendments to its or any of its subsidiaries' Articles of Organization or By-laws;

    (j) will not issue, deliver or sell shares of its or any of its subsidiaries' capital stock or securities convertible into its or such subsidiary's capital stock, except upon the exercise or fulfillment of rights or options issued or existing pursuant to Emerald Stock Option Plans, the Emerald Automatic Dividend Reinvestment Plan and the Emerald Stock Purchase Plan, to the extent outstanding or existing as of October 22, 1997, and except upon exercise of the Option, or effect any stock split, reclassification or similar transaction or otherwise change its capitalization as it existed on September 30, 1997;

    (k) will not grant, confer or award any options or rights to acquire any of its capital stock;

    (l) will not and will not permit Hibernia to purchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for shares of its capital stock, except in a fiduciary capacity;

    (m) will not impose or permit to exist any material lien, charge or encumbrance on any capital stock held by it or Hibernia;

    (n) will not, and will not permit any of its subsidiaries to, incur any debt obligations or obligations for borrowed money, or to guaranty the same, other than in the ordinary course of business consistent with past practices, provided, however, that Hibernia shall be entitled to incur Federal Home Loan Bank borrowings with a maturity of not more than ninety
       (90) days;

    (o) will not incur or commit to any capital expenditures or any obligations or liabilities in connection therewith, other than in connection with the opening of the Marshfield, Massachusetts branch and with respect to leases described in the Seller Disclosure Schedules and in the ordinary and usual course of business consistent with past practices and, in all cases, will consult with Eastern with respect to capital expenditures that individually exceed $100,000 or cumulatively exceed $250,000;

    (p) will not change its method of accounting in effect at December 31, 1996, except as may be required by changes in GAAP as concurred in by Emerald's independent auditors, and Emerald shall not change its fiscal year;

    (q) will file all reports, applications and other documents required to be filed by it with the SEC or any other governmental entity between October 22, 1997 and the Effective Time and shall make available to Eastern copies of all such reports promptly after the same are filed;

    (r) will use all commercially reasonable efforts to improve its business, results of operations, financial condition and prospects;

    (s) will not take any action which would prevent or impede the Bank Merger from qualifying as a reorganization within the meaning of Section 368 of the Code;

    (t) will not, except as expressly contemplated by the Affiliation Agreement, enter into any contract with any Affiliate;

    (u) will not, except for transactions in the ordinary course of business consistent with past practices, enter into, terminate, renew or amend any material contract or alter any material leases or contracts, except as provided in the Affiliation Agreement;

    (v) will not, other than in prior consultation with Eastern, restructure or materially change its investment securities portfolio or its "gap position" through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported; and

    (w) will not agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any of its representations or warranties made in the Affiliation Agreement untrue or incorrect in any material respect.

    (x) Emerald and Eastern have entered into an agreement according to which Emerald will cease preparations for the opening of the Marshfield branch and will cease the process of conversion of Hibernia's data processing and back-office systems, and Eastern will reimburse Emerald for any costs or expenses resulting therefrom in the event the contemplated transactions do not occur.

    Emerald has agreed not to cancel, terminate or take any other action that is likely to result in any cancellation or termination of any lease with respect to any of its real or personal properties without prior written notice to Eastern.

    Eastern and Emerald have agreed to cooperate and use all reasonable efforts to prepare all necessary documentation and file all applications, notices, petitions and filings, and to obtain and to cooperate in obtaining permits, consents, approvals and authorizations of all third parties and governmental entities necessary or advisable to consummate the transactions contemplated by the Affiliation Agreement and to comply with the terms and conditions of all such permits, consents, approvals and authorizations.

    Emerald has further agreed to advise Eastern promptly of any change or event having a Material Adverse Effect (as defined in the Affiliation Agreement) on it or that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained in the Affiliation Agreement.

NO SOLICITATION

    Under the Affiliation Agreement, Emerald has specifically agreed that it will not and none of its subsidiaries will (and Emerald and Hibernia will use all commercially reasonable efforts to cause its representatives not to), directly or indirectly, solicit, encourage, initiate or participate in any discussion or negotiations with, or (subject to the fiduciary obligations of the Emerald Board as advised in writing by outside counsel) provide any information to, any corporation, partnership, person or other entity (other than Eastern and its affiliates or representatives) concerning any merger, tender offer, sale of substantial assets, or sales of stock or securities or similar transaction involving Emerald or Hibernia (an "Other Acquisition Transaction"). Emerald has agreed to immediately communicate to Eastern the identity of the parties and terms of any proposal, discussion or inquiry relating to a possible Other Acquisition Transaction.

WAIVER AND AMENDMENT

    WAIVER. Subject to applicable law and as may be authorized by their respective Boards of Directors, at any time prior to the consummation of the transactions contemplated by the Affiliation Agreement or its termination, whether before or after approval by the Emerald stockholders of the Affiliation Agreement and the transactions contemplated thereby, the parties may extend the time for the performance of any of the obligations or other acts of any other party in the Affiliation Agreement, waive any inaccuracies in the representations and warranties contained therein or in any document delivered pursuant thereto, or waive compliance with any of the agreements or conditions contained in Articles V and VI. Notwithstanding the foregoing provisions, under
Article VI of the Affiliation Agreement, the Merger cannot be consummated unless certain conditions are fulfilled. See "--Conditions to the Merger." Any agreement on the part of any party to any extension or waiver will be valid only if set forth in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

    AMENDMENT. Subject to applicable law and as may be authorized by their respective Boards of Directors, at any time prior to the consummation of the transactions contemplated by the Affiliation Agreement or its termination, whether before or after approval by the Emerald stockholders of the Affiliation Agreement and the transactions contemplated thereby, the parties may amend the Affiliation Agreement by written agreement.

EXPENSES

    The Affiliation Agreement provides that Emerald and Eastern will each pay its own expenses in connection with the Merger, including fees and expenses of its own financial consultants, accountants, and attorneys.

TERMINATION

    The Affiliation Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval by Emerald stockholders of the Affiliation Agreement, and the transactions contemplated thereby, under the following circumstances:

        (a) by the mutual written consent of the respective Boards of Directors of Eastern and Emerald;

        (b) by Eastern or Emerald if the Effective Time has not occurred on or prior to June 30, 1998 (the "Termination Date") or such later date as agreed to in writing by Eastern and Emerald;

        (c) by Eastern or Emerald if any governmental or regulatory authority or agency, or court of competent jurisdiction, issues a final permanent order or Injunction (as defined in the Affiliation Agreement) enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Affiliation Agreement and the time for appeal or petition for reconsideration of such order or Injunction has expired without such appeal or petition being granted;

        (d) by Eastern or Emerald (provided that the terminating party is not then in material breach of any representation, warranty or covenant or other agreement contained in the Affiliation Agreement or in the Stock Option Agreement), if the approval of Emerald's stockholders of the Affiliation Agreement and the transactions contemplated thereby has not been obtained by reason of Emerald's failure to have obtained the requisite stockholder vote at a duly held meeting of Emerald's stockholders or at any adjournment thereof; or

        (e) by Eastern or Emerald (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the Affiliation Agreement or in the Stock Option Agreement), in the event of a material breach by the other party of any representation, warranty, covenant or other agreement contained in the Affiliation Agreement or in the Stock Option Agreement which breach is not cured after fifteen (15) days written notice thereof is given to the party committing such breach.

    In the event of termination of the Affiliation Agreement by either Eastern or Emerald as provided above, the Affiliation Agreement will become null and void (other than Sections 5.02(b) and 9.01 thereof, which will remain in full force and effect) and there will be no further liability on the part of any of the parties or their respective officers or directors to the others, except (a) any liability of any party under said Sections 5.02(b) and 9.01, (b) that the Stock Option Agreement will be governed by its own terms as to termination, and
(c) in the event of a willful breach of any representation, warranty, covenant or agreement contained in the Affiliation Agreement, in which case, the breaching party will remain liable for any and all damages, costs and expenses, including all reasonable attorneys' fees, sustained or incurred by the non-breaching party as a result thereof or in connection therewith or with the enforcement of its rights thereunder.

RIGHTS OF DISSENTING STOCKHOLDERS

    If the Merger becomes effective, a stockholder of Emerald who does not vote in favor of the Merger and who follows the procedures prescribed under Massachusetts law may require Emerald (as it exists after the Effective Time) to pay the fair value of his or her shares as determined in an appraisal proceeding brought in accordance with Sections 85 through 98 of the MBCL. The text of Sections 85 through 98 is set forth in full in APPENDIX F annexed hereto. In order to exercise such statutory appraisal rights, strict adherence to the statutory provisions is required, and each stockholder who may desire to exercise such rights should carefully review and adhere to such provisions.

    Under Massachusetts statutory law, procedures relating to dissenters' rights are stated to be the exclusive remedy available to a stockholder objecting to the Merger except upon the grounds that the Merger will be or is illegal or fraudulent as to such stockholder. However, under Massachusetts law, dissenting stockholders may not be limited to the statutory remedy of judicial appraisal where violations of fiduciary duty are found.

    A dissenting stockholder of Emerald who desires to pursue the appraisal rights available must adhere to the following procedures: (1) file a written objection to the Merger with Emerald before the taking of the stockholders' vote on the Merger, stating the intention of such stockholder to demand payment for shares owned by such stockholder if the Merger is approved and consummated; (2) refrain from voting shares owned by such stockholder in favor of the Merger; and
(3) within twenty days of the date of mailing of a notice by Emerald (as its exists after the Effective Time) to objecting stockholders that the Merger has become effective, make written demand to Emerald (as it exists after the Effective Time) for payment for said stockholder's shares. Such written objection should be delivered to Emerald Isle Bancorp, Inc., 730 Hancock Street, Quincy, Massachusetts 02170, Attn: Douglas C. Purdy, Clerk, and such written demand should be delivered to Emerald Isle Bancorp, Inc. (as it exists after the Effective Time), c/o Eastern Bank Corporation, 112 Market Street, Lynn, Massachusetts 01901-1125, Attn: Richard E. Holbrook, Treasurer, Clerk and Secretary. It is recommended that such objection and such demand be sent by registered or certified mail, return receipt requested.

    A dissenting stockholder, who filed the required written objection with Emerald prior to the stockholder vote, need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such stockholder's statutory appraisal rights. Stockholders should note that returning a properly signed proxy card that does not indicate a vote or an abstention on approval of the Affiliation Agreement will constitute a vote in favor of the Affiliation Agreement. A vote against the Merger does not, alone, constitute a written objection. Pursuant to the applicable statutory provisions, notice that the Merger has become effective will be sent to each objecting stockholder of Emerald within ten (10) days after the date on which the Merger becomes effective.

    The value of the Emerald Common Stock will be determined initially by Emerald (as it exists after the Effective Time) and the dissenting stockholder. If, during the period of thirty (30) days after the expiration of the period during which the foregoing demand for payment may be made, Emerald (as it exists after the Effective Time) and the dissenting stockholder fail to agree on an appraisal value, either of them may file a bill in equity in the Superior Court of Norfolk County, Massachusetts, asking that the court determine the matter in issue. The bill in equity must be filed within four (4) months after the date of expiration of the foregoing thirty (30) day period. After a hearing, the court shall enter a decree determining the fair value of the Emerald Common Stock and shall order Emerald (as it exists after the Effective Time) to make payment of such value, with interest, if any, to the stockholders entitled to said payment, upon transfer by them to Emerald (as it exists after the Effective Time) of the certificate or certificates representing the Emerald Common Stock held by said stockholders.

    For appraisal proceeding purposes, value is determined as of the day before the approval of the Merger by stockholders, excluding any element of value arising from the expectation or accomplishment of the Merger.

                          CERTAIN RELATED TRANSACTIONS

STOCK OPTION AGREEMENT

    GENERAL. As a condition to Eastern's entering into the Affiliation Agreement, and in consideration therefor (without other consideration or monetary payment), Emerald entered into the Stock Option Agreement, dated October 22, 1997, pursuant to which Emerald granted to Eastern an option to purchase shares of Emerald Common Stock (the "Option"). The Stock Option Agreement is intended to increase the likelihood that the Merger will be consummated by making it more difficult and more expensive for another party to obtain control of or acquire Emerald.

    GRANT OF OPTION. The Option entitles Eastern to purchase up to 447,707 fully paid and non-assessable shares of Emerald Common Stock (the "Option Shares"), representing 19.9% of the shares of Emerald Common Stock issued and outstanding as of October 22, 1997, without giving effect to any shares subject or issued pursuant to the Option, at a price of $26.00 per share (the "Option Price"). The aggregate purchase price for the full number of Option Shares at the Option Price is $11,640,382.

    TRIGGERING EVENTS; EXERCISE OF OPTION. The Stock Option Agreement provides that Eastern may exercise the Option, in whole or in part, if both an Initial Triggering Event (as defined below) and a Subsequent Triggering Event (as defined below) occur prior to the occurrence of an Exercise Termination Event (as defined below); provided that Eastern has sent to Emerald written notice of such exercise within 30 days following such Subsequent Triggering Event and prior to the Exercise Termination Event.

    For purposes of the Stock Option Agreement:

        (a) The term "Initial Triggering Event" means any of the following events or transactions occurring after October 22, 1997: (i) Emerald, or any of its subsidiaries, without Eastern's prior written consent, enters into an agreement to engage in, or the Emerald Board approves or recommends approval of, an Acquisition Transaction (as defined below) with any person other than Eastern or any of its subsidiaries; (ii) any person, other than Eastern or any of its subsidiaries or Emerald acting in a fiduciary capacity, acquires beneficial ownership, or the right to acquire beneficial ownership, of 10% or more of the outstanding shares of Emerald Common Stock if such person beneficially owned less than 10% on October 22, 1997, or acquires beneficial ownership of an additional 3% if such person beneficially owned 10% or more on October 22, 1997; (iii) any person other than Eastern or any of its subsidiaries has made a bona fide proposal to Emerald or its stockholders to engage in an Acquisition Transaction by public announcement or written communication that shall become public; (iv) any person, other than Eastern or any of its subsidiaries, without Eastern's consent, files an application or notice with any federal or state bank regulatory authority for approval to engage in an Acquisition Transaction and such application or notice has been accepted for processing, (v) after any person, other than Eastern or any of its subsidiaries, has proposed an Acquisition Transaction, Emerald breaches any covenant or obligation contained in the Affiliation Agreement and such breach (A) would entitle Eastern to terminate the Affiliation Agreement and (B) is not remedied prior to the date of Eastern's notice to Emerald of the exercise of the Option; or (vi) any person, other than Eastern or any of its subsidiaries, has commenced or filed a registration statement under the Securities Act of 1933, as amended, with respect to a tender offer or exchange offer to purchase any shares of Emerald Common Stock such that, upon consummation of such offer, such person would own or control 50% or more of the then outstanding shares of Emerald Common Stock. For purposes of the Stock Option Agreement, the term "Acquisition Transaction" means (A) a merger or consolidation, or any similar transaction, with Emerald or any "significant subsidiary" of Emerald as such term is defined in Regulation S-X of the SEC (a "Significant Subsidiary"),
    (B) a purchase, lease or other acquisition of all or substantially all of the assets of Emerald or any Significant Subsidiary of Emerald, or (C) a purchase or other acquisition of 10% or more of the voting power of Emerald or any Significant Subsidiary of Emerald.

        (b) The term "Subsequent Triggering Event" means either of the following events or transactions occurring after October 22, 1997: (i) the acquisition by any person of beneficial ownership of 15% or more of the then outstanding shares of Emerald Common Stock; or (ii) the occurrence of the Initial Triggering Event described above in clause (a)(i), except that the percentage referred to in subclause (C) of the definition of "Acquisition Transaction" set forth above shall be 15%.

    The Option will expire upon the earliest of: (i) the Effective Time; (ii) termination of the Affiliation Agreement if such termination occurs prior to an Initial Triggering Event; and (iii) twelve (12) months after termination of the Affiliation Agreement if such termination follows an Initial Triggering Event (each of (i), (ii) and (iii), an "Exercise Termination Event").

    As of the date of this Proxy Statement, to the best knowledge of Eastern and Emerald, no Initial Triggering Event or Subsequent Triggering Event has occurred.

    In the event of any change in the shares of Emerald Common Stock by reason of a stock dividend, split-up, merger, recapitalization, combination, subdivision, conversion, exchange of shares or similar transaction, the type and number of Option Shares and the Option Price will be adjusted appropriately. The Emerald Board may make such increases in the number of Option Shares, in addition to those made in accordance with the events described in the immediately preceding sentence, in order to avoid taxation of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

    Whenever the number of Option Shares (or other securities) purchasable upon exercise of the Option is adjusted as provided in the Stock Option Agreement, the Option Price will be adjusted by multiplying the Option Price by a fraction, the numerator of which will be equal to the number of Option Shares prior to the adjustment and the denominator of which will be equal to the number of Option Shares (or other securities purchasable) after the adjustment.

    REPURCHASE OF OPTION. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, at the request of Eastern or any subsequent holder of the Option delivered within thirty (30) days of such occurrence, Emerald or any successor (a) shall repurchase the Option from Eastern or such holder at a price (the "Option Repurchase Price") equal to the amount by which the market/offer price (as defined below) exceeds the Option Price, multiplied by the number of shares for which the Option may then be exercised, and (b) shall repurchase such number of Option Shares from any owner of Option Shares (the "Owner") as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the greater of (i) the market/offer price and (ii) the average exercise price per share paid by the Owner for the Option Shares so designated.

    The term "market/offer price" means the highest of (i) the price per share of Emerald Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Emerald Common Stock to be paid by any third party pursuant to an agreement with Emerald, (iii) the highest sale price for shares of Emerald Common Stock within the six-month period immediately preceding the date of the required repurchase of the Options or Option Shares, as the case may be, or (iv) in the event of a sale of all or a substantial portion of Emerald's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Emerald as determined by a nationally recognized investment banking firm selected by a majority in interest of the Holders or the Owners as the case may be, divided by the number of shares of Emerald Common Stock outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash will be determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to Emerald. However, if Emerald at any time after delivery of a notice of repurchase as described in this paragraph is prohibited under applicable law or regulation, from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full, the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Emerald will promptly (I) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that Emerald is not prohibited from delivering and (II) deliver, as appropriate, (a) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Emerald Common Stock obtained by multiplying the number of shares of Emerald Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denominator of which is the Option Repurchase Price, or (b) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

    REGISTRATION RIGHTS. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Emerald shall, at the request of Eastern delivered within thirty (30) days of such Subsequent Triggering Event (whether on Emerald's own behalf or on the behalf of any subsequent holder of the Option (or part thereof) or any of the shares of Emerald Common Stock issued pursuant thereto), promptly prepare, file and keep current, with respect to the Option and the Option Shares, a "shelf" registration statement under Rule 415 of the Securities Act or any successor provision, and Emerald shall use its best efforts to qualify such shares under any applicable state securities laws. Emerald will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect sales or other dispositions of Option Shares. Eastern shall have the right to demand two such registrations.

    ASSIGNMENT OF OPTION. Neither Eastern nor Emerald may assign any of its rights or obligations under the Stock Option Agreement or the Option to any other person without the express written consent of the other party, except that
(a) Eastern shall, at any time, be permitted to assign its rights under the Stock Option Agreement or the Option to any Affiliate (as defined in the Stock Option Agreement) of Eastern and in the event a Subsequent Triggering Event occurs prior to an Exercise Termination Event and Eastern is not precluded, pursuant to Section 2(a) of the Stock Option Agreement, from exercising the Option, Eastern may, subject to the right of first refusal described in the Stock Option Agreement, assign, in whole or in part, its rights and obligations under the Stock Option Agreement or the Option within thirty (30) days following such Subsequent Triggering Event.

    RIGHT OF FIRST REFUSAL. If after the occurrence of a Subsequent Triggering Event Eastern desires to sell, assign, transfer or otherwise dispose of the Option, in whole or in part, or prior to the expiration of twenty-four (24) months after the expiration of the Option, all or any of the shares of Emerald Common Stock or other securities acquired by Eastern pursuant to the Option, Eastern shall give Emerald written notice of the proposed transaction. Such notice shall identify the proposed transferee, and be accompanied by a signed copy of a binding offer to purchase the Option, or such shares or securities. Emerald will have ten (10) business days from such notice to purchase the Option, or such shares or securities, on the same terms or conditions and at the same price at which Eastern proposes to transfer the same.

    ADDITIONAL PROVISIONS. Certain rights and obligations of Eastern and Emerald under the Stock Option Agreement are subject to receipt of required regulatory approvals. The exercise of the Option by Eastern would require the approval of the Federal Reserve Board under the BHCA.

VOTING AGREEMENTS

    As a condition to Eastern entering into the Affiliation Agreement, Mr. Osborne, Chairman of the Board, President and Chief Executive Officer of Emerald and Mr. Putziger, a director of Emerald, owning in the aggregate 507,699 shares, representing 21.94% of the issued and outstanding shares of Emerald Common Stock, have agreed pursuant to the Voting Agreements, to vote or cause to be voted all shares owned by each such person at the Special Meeting for approval of the Merger, and vote or cause to be voted such shares against approval of any other agreement for a merger, acquisition, consolidation, material asset sale, or other business combination of Emerald or any of its subsidiaries with any other party other than Eastern or any of its affiliates.

    The Voting Agreements remain in force until the earlier of the consummation of the Merger or the termination of the Affiliation Agreement in accordance with its terms.

BANK MERGER AGREEMENT

    Immediately after the Effective Time, and pursuant to the Bank Merger Agreement, Hibernia will merge with and into Eastern Bank, and all of the issued and outstanding shares of capital stock of Hibernia will automatically be converted and become exchangeable for shares of capital stock of Eastern Bank. In accordance with the Bank Merger Agreement, the outstanding shares of common stock of Eastern Bank will remain outstanding immediately following the Effective Time of the Bank Merger, and the holders thereof will retain all of their rights thereunder. The outstanding shares of common stock of Hibernia will, ipso facto, and without any action on the part of the holder thereof, be converted into and become exchangeable for such number of shares or fraction of a share of common stock of the combined entity (the "Surviving Bank") based upon the aggregate fair market value of Hibernia's shares of common stock as compared to the aggregate fair market value of Eastern Bank's shares of common stock, in each case as such shares are issued and outstanding immediately prior to the Effective Time of the Bank Merger. All assets of each of Eastern Bank and Hibernia as they exist at the Effective Time of the Bank Merger will pass and vest in the Surviving Bank without any conveyance or other transfer, and the Surviving Bank will be responsible for all of the liabilities of each of Eastern Bank and Hibernia existing as of the Effective Time of the Bank Merger. The Board of Directors and principal officers of Eastern Bank in place and holding office immediately prior to the Effective Time of the Bank Merger will continue to serve as the Board of Directors and principal officers of the Surviving Bank. The Articles of Association and By-Laws of Eastern Bank in effect immediately prior to the Effective Time of the Bank Merger will constitute the Articles of Association and By-Laws of the Surviving Bank. The respective obligations of Eastern Bank and Hibernia to effect the Bank Merger pursuant to the Bank Merger Agreement are subject to the satisfaction prior to the Effective Time of the Bank Merger of certain conditions, including: (i) the satisfaction of the conditions contained in the Affiliation Agreement, (ii) the absence of any orders, injunction or decree preventing the consummation of the Bank Merger, and
(iii) the receipt of all necessary approvals, all as more fully described in the Bank Merger Agreement.

                                    EXPERTS

    The consolidated financial statements of Emerald appearing in Emerald's Annual Report on Form 10-K for the year ended December 31, 1996 have been audited by Arthur Andersen LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The consolidated financial statements of Eastern as of December 31, 1996 and December 31, 1995 and for the years then ended, included in the Registration Statement, have been included in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

                                                                      APPENDIX A

                             AFFILIATION AGREEMENT

    AFFILIATION AGREEMENT (the "Agreement"), dated as of October 22, 1997, by and between EASTERN BANK CORPORATION, a Massachusetts mutual holding company (the "Buyer") and EMERALD ISLE BANCORP, INC., a Massachusetts corporation and bank holding company (the "Seller").

    WHEREAS, the Board of Trustees of the Buyer and the Board of Directors of the Seller have determined that it is in the best interests of their respective organizations and, with respect to the Seller, its stockholders to consummate, and have approved, the business combination transactions provided for herein, in which a newly-formed special-purpose subsidiary of the Buyer will, subject to the terms and conditions set forth herein, merge (the "Merger") with and into the Seller, with the Seller as the surviving corporation of the Merger; and

    WHEREAS, as a condition to, and after the execution of, this Agreement, the Buyer and the Seller are entering into the Seller Option Agreement (the "Seller Option Agreement"), attached hereto as Exhibit A, pursuant to which the Seller has granted the option (the "Seller Option") to the Buyer; and

    WHEREAS, as a condition to, and after the execution of, this Agreement, the Buyer and certain of the officers and directors of the Seller are entering into the Stockholders Agreements; and

    WHEREAS, simultaneously with the execution and delivery of this Agreement, Buyer Bank, a Massachusetts stock savings bank and wholly-owned subsidiary of the Buyer (the "Buyer Bank") and Seller Savings Bank, a Massachusetts stock savings bank and wholly-owned subsidiary of the Seller (the "Seller Bank") are entering into an Agreement and Plan of Merger (the "Bank Merger Agreement"), providing for the merger (the "Bank Merger") of the Seller Bank with and into the Buyer Bank; it being intended that the Bank Merger be consummated immediately after the Merger; and

    WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger;

    NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

    Except as otherwise provided herein or as otherwise clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

    "Acquisition Transaction" shall have the meaning ascribed thereto in Section
5.03 hereof.

    "Agreement" shall mean this Affiliation Agreement by and between the Buyer and the Seller.

    "Bank Merger" shall have the meaning ascribed thereto in the recitals hereto.

    "Bank Merger Agreement" shall have the meaning ascribed thereto in the recitals hereto.

    "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.

    "Buyer" shall have the meaning ascribed thereto in the recitals hereto.

    "Buyer Balance Sheet" shall have the meaning ascribed thereto in Section
3.04 hereof.

    "Buyer Bank" shall have the meaning ascribed thereto in the recitals hereto.

    "Buyer Disclosure Schedule" shall mean the disclosure schedule delivered to the Seller together herewith.

    "Closing" shall mean the consummation of the Merger.

    "Closing Date" shall mean the time and date specified pursuant to Section
7.01 hereof as the time and date on which the parties hereto shall consummate the Merger.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Companies" shall have the meaning ascribed thereto in Section 4.10(a) hereof.

    "Confidential Information" shall have the meaning ascribed thereto in
Section 5.02(b) hereof.

    "Confidentiality Agreement" shall mean that certain Non-Disclosure Agreement between the Buyer and the Seller dated October 7, 1997.

    "Consents" shall have the meaning ascribed thereto in Section 6.01(b) hereof.

    "Disclosure Schedules" shall mean the Buyer Disclosure Schedule and the Seller Disclosure Schedule, considered together.

    "DOJ" shall mean the United States Department of Justice.

    "Effective Time" shall mean the date and time at which the Merger has become effective pursuant to the applicable laws of The Commonwealth of Massachusetts.

    "EPA" shall mean the United States Environmental Protection Agency.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

    "FDIC" shall mean the Federal Deposit Insurance Corporation.

    "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of Boston, as applicable.

    "Filed Tax Returns" shall have the meaning ascribed thereto in Section 4.10(a) hereof.

    "GAAP" shall mean generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

    "Injunction" shall have the meaning ascribed thereto in Section 6.01(c) hereof.

    "IRS" shall mean the United States Internal Revenue Service.

    "MBCL" shall mean the Massachusetts Business Corporation Law.

    "Massachusetts Board" shall have the meaning ascribed thereto in Section
3.03 hereof.

    "Massachusetts Commissioner" shall have the meaning ascribed thereto in
Section 3.03 hereof.

    "Material Adverse Effect" shall mean, with respect to any Person, a material adverse effect on the assets, properties, liabilities, business, results of operations, or financial condition of such Person.

    "Merger" shall have the meaning ascribed thereto in the recitals hereto.

    "Merger Consideration" shall have the meaning ascribed thereto in Section 2.07(b) hereof.

    "Merger Subsidiary" shall mean that certain business corporation, which shall be organized as a wholly-owned direct subsidiary of the Buyer under the laws of The Commonwealth of Massachusetts for the purpose of merging with the Seller pursuant to the terms of this Agreement.

    "Merger Subsidiary Common Stock" shall have the meaning ascribed thereto in
Section 5.07 hereof.

    "NASD" shall mean the National Association of Securities Dealers, Inc.

    "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

    "PBGC" shall mean the Pension Benefit Guaranty Corporation.

    "Person" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other legal entity, or any governmental agency or political subdivision thereof.

    "Public Announcement" shall mean an oral or written press release, public announcement or public information disclosure by the Seller or the Buyer or any of their subsidiaries relating to the Merger or the other transactions contemplated hereby but shall not include unsolicited press inquiries.

    "Records" means all records and original documents in the Seller's possession which pertain to and are utilized by the Seller or any of its subsidiaries to administer, reflect, monitor, evidence or record information respecting its business and operations, including but not limited to all records and documents relating to (a) corporate, regulatory, supervisory and litigation matters, (b) tax planning and payment of taxes, (c) personnel and employment matters, and (d) the business or conduct of the business of the Seller or any of its subsidiaries.

    "Representative(s)" shall have the meaning ascribed thereto in Section 5.02(b) hereof.

    "Requisite Regulatory Approvals" shall have the meaning ascribed thereto in
Section 6.01(b) hereof.

    "SEC" shall mean the Securities and Exchange Commission.

    "Securities Act" shall mean the Securities Act of 1933, as amended.

    "Seller" shall have the meaning ascribed thereto in the preamble to this Agreement and, in addition, shall mean throughout this Agreement, unless the context contemplates otherwise, the Seller and each of its subsidiaries, considered separately and on a consolidated basis.

    "Seller Balance Sheet" shall have the meaning ascribed thereto in Section
4.05 hereof.

    "Seller Bank" shall have the meaning ascribed thereto in the recitals hereto.

    "Seller Benefit Plans" shall have the meaning ascribed thereto in Section 4.11(a) hereof.

    "Seller Common Stock" shall have the meaning ascribed thereto in Section 2.07(b) hereof.

    "Seller Disclosure Schedule" shall mean the disclosure schedule delivered to Buyer together herewith.

    "Seller Option" shall have the meaning ascribed thereto in the recitals hereto.

    "Seller Option Agreement" shall have the meaning ascribed thereto in the recitals hereto.

    "Seller Other Plans" shall have the meaning ascribed thereto in Section 4.11(a) hereof.

    "Seller Pension Plans" shall have the meaning ascribed thereto in Section 4.11(a) hereof.

    "Seller Proxy Statement" shall mean the proxy statement relating to the meeting of the Seller's stockholders to be held in connection with this Agreement and the transactions contemplated hereby.

    "Seller Reports" shall have the meaning ascribed thereto in Section 4.15 hereof.

    "Seller Stockholders Meeting" shall have the meaning ascribed thereto in
Section 5.04(a) hereto.

    "Seller Stock Option Plans" shall have the meaning ascribed thereto in
Section 2.10 hereof.

    "Significant Subsidiary" shall mean, when used with reference to a party, any "significant subsidiary" of such party as such term is defined in Regulation S-X of the SEC.

    "Stockholders Agreements" shall mean those certain Stockholder Agreements dated as of the date hereof respectively between the Buyer and members of the Seller's board of directors and substantially in the form attached hereto as Exhibit B. "subsidiaries" shall mean, when used with reference to a party, any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership) or, with respect to such corporation or other organization, at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

    "Surviving Corporation" shall have the meaning ascribed thereto in Section
2.01 hereof.

    "Surviving Corporation Common Stock" shall have the meaning ascribed thereto in Section 2.07(a) hereof.

    "Tax" shall have the meaning ascribed thereto in Section 4.10(j)(A) hereof.

    "Tax Return" shall have the meaning ascribed thereto in Section 4.10(j)(B) hereof.

    "Termination Date" shall have the meaning ascribed thereto in Section 8.01(b) hereof.

    "Transaction Documents" shall mean this Agreement, the Confidentiality Agreement, the Bank Merger Agreement, the Seller Option Agreement, the Stockholders Agreements, and each other agreement, document or instrument executed in connection herewith or therewith.

                                   ARTICLE II

                                   THE MERGER

    2.01 THE MERGER. Subject to the terms and conditions of this Agreement, in accordance with the MBCL, at the Effective Time, the Merger Subsidiary shall merge with and into the Seller, and the separate corporate existence of the Merger Subsidiary shall cease. The Seller shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of The Commonwealth of Massachusetts.

    2.02 EFFECT OF THE MERGER.

    (a) Upon the Effective Time, all of the estate, property, rights, privileges, powers and franchises of each of the Seller and the Merger Subsidiary and all of their property, real, personal and mixed, and all the debts due on whatever account to any of them, as well as all stock subscriptions and other choses in action belonging to any of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed, and all claims, demands, property and other interest shall be the property of the Surviving Corporation, and the title to all real estate vested in each of the Seller or the Merger Subsidiary shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation.

    (b) Upon the Effective Time, the rights of creditors of each of the Seller and the Merger Subsidiary shall not in any manner be impaired, nor shall any liability or obligation, including taxes due or to become due, or any claim or demand in any cause existing against such corporation, or any stockholder, director, or officer thereof, be released or impaired by the Merger, but the Surviving Corporation shall be deemed to have assumed, and shall be liable for, all liabilities and obligations of each of the Seller and the Merger Subsidiary in the same manner and to the same extent as if the Surviving Corporation had itself incurred such liabilities or obligations. The stockholders, directors, and officers of each of the Seller and the Merger Subsidiary shall continue to be subject to all liabilities, claims and demands existing against them as such at or before the Merger. No action or proceeding then pending before any court or tribunal of The Commonwealth of Massachusetts or otherwise in which either the Seller and the Merger Subsidiary is a party, or in which any such stockholder, director, or officer is a party, shall abate or be discontinued by reason of the Merger, but any such action or proceeding may be prosecuted to final judgment as though no merger had taken place, or the Surviving Corporation may be substituted as a party in place of either the Seller and the Merger Subsidiary by the court in which such action or proceeding is pending.

    2.03 ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Seller acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, the officers and directors of the Surviving Corporation shall and will be authorized to execute and deliver, in the name and on behalf of either the Seller or the Merger Subsidiary or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of either the Seller or the Merger Subsidiary or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or to otherwise carry out this Agreement.

    2.04 ARTICLES OF ORGANIZATION AND BY-LAWS. At the Effective Time, the Articles of Organization of the Merger Subsidiary shall be the Articles of Organization of the Surviving Corporation and the By-Laws of the Merger Subsidiary shall be the By-Laws of the Surviving Corporation and, subject to the rights of the Buyer Bank as the sole stockholder, shall thereafter continue to be its Articles of Organization and By-Laws until amended as provided therein or by law.

    2.05 DIRECTORS AND OFFICERS. At the Effective Time, the Board of Directors of the Surviving Corporation shall consist of those persons comprising the Board of Directors of the Merger Subsidiary prior to the Effective Time, each to hold office in accordance with the Articles of Organization and By-Laws of the Surviving Corporation. At the Effective Time, the officers of the Surviving Corporation shall consist of those persons who were officers of the Merger Subsidiary immediately prior to the Effective Time, subject to the rights of the Buyer Bank as the sole stockholder, each to hold office in accordance with the Articles of Organization and By-Laws of the Surviving Corporation.

    2.06 EFFECTIVE TIME; CONDITIONS. The Merger shall become effective as set forth in the articles of merger which shall be submitted for filing to the Secretary of the Commonwealth pursuant to Section 78(d) of the MBCL (the "Articles of Merger"). The term "Effective Time" shall be, the date and time specified in the Articles of Merger.

    2.07 EFFECT ON OUTSTANDING SHARES.

    (a) MERGER SUBSIDIARY COMMON STOCK. By virtue of the Merger, automatically and without any action the part of the holder thereof, each share of Merger Subsidiary Common Stock issued and outstanding immediately prior to the Effective Time shall become and be converted into 1.00 share of common stock of the Surviving Corporation, par value $0.01 per share (the "Surviving Corporation Common Stock"). Each certificate which immediately prior to the Effective Time represented outstanding shares of Merger Subsidiary Common Stock shall on and after the Effective Time be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock into which the shares of Merger Subsidiary Common Stock represented by such certificate shall have been converted pursuant to this Section 2.07(a).

    (b) SELLER COMMON STOCK. (i) By virtue of the Merger, automatically and without any action on the part of the holder thereof, each share of common stock of the Seller, par value $1.00 per share (the "Seller Common Stock"), issued and outstanding immediately prior to the Effective Time (other than any such shares held directly or indirectly by the Buyer or the Buyer Bank, except in a fiduciary capacity, and any such shares held as treasury stock by the Seller) shall become and be converted into the right to receive in cash from the Buyer an amount equal to $33.00 (the "Merger Consideration"); and

    (ii) As of the Effective Time, each share of Seller Common Stock held either directly or indirectly by the Buyer or the Buyer Bank (other than in a fiduciary capacity) or as treasury stock of the Seller shall be canceled, retired and cease to exist, and no payment shall be made with respect thereto.

    (c) SHARES OF DISSENTING HOLDERS. No conversion under Section 2.07(b) hereof shall be made with respect to the shares of Seller Common Stock held by a Dissenting Holder (as such term is defined below); provided, however, that each share of Seller Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting Holder who shall, after the Effective Time, withdraw his demand for appraisal or lose his right of appraisal, in either case pursuant to the applicable provisions of the MBCL, shall be deemed to be converted, as of the Effective Time, into the right to receive the Merger Consideration as specified in Section 2.07(b) hereof. The term "Dissenting Holder" shall mean a holder of the Seller Common Stock who has demanded appraisal rights in compliance with the applicable provisions of the MBCL concerning the right of such holder to dissent from the Merger and demand appraisal of such holder's shares of Seller Common Stock.

    (d) DISSENTER'S RIGHTS. Any Dissenting Holder (i) who files with the Seller a written objection to the Merger before the taking of the vote to approve this Agreement by the shareholders of the Seller and who states in such objection that he intends to demand payment for his shares if the Merger is concluded and
(ii) whose shares are not voted in favor of the Merger shall be entitled to demand payment for his shares of Seller Common Stock and an appraisal of the value thereof, in accordance with the provisions of Sections 86 through 98 of the MBCL.

    2.08 EXCHANGE AGENT. Prior to the Effective Time, the Buyer shall appoint an exchange agent (the "Exchange Agent"). On the Effective Date, Buyer shall pay to the Exchange Agent the aggregate cash amount to be paid, pursuant to this Agreement, in exchange for the outstanding shares of Seller Common Stock in accordance with the terms of this Article II.

    2.09 PROCEDURES.

    (a) Certificates which represent shares of Seller Common Stock that are outstanding immediately prior to the Effective Time (a "Certificate") and are converted into the Merger Consideration pursuant to this Article II shall, after the Effective Time, be deemed to represent the right to receive the Merger Consideration as provided herein and shall be exchangeable by the holders thereof for cash into which such shares have been converted.

    (b) Buyer shall use all reasonable efforts to cause the Exchange Agent to send to each holder of record of shares of Seller Common Stock outstanding at the Effective Time as promptly as practicable, and in any event within five (5) days after the Effective Time, transmittal materials (which shall be reviewed with and be reasonably acceptable to Seller) for use in exchanging the certificates for such shares for the Merger Consideration into which such shares of Seller Common Stock have been converted pursuant to this Article II. As promptly as practicable after the Effective Time, each holder of an outstanding Certificate, upon surrender of such Certificate, together with any other required documents, shall be entitled to receive, in exchange therefor, a check representing the amount of cash, which such holder has the right to receive in respect of the Certificate surrendered pursuant to Section 2.07(b)(i) hereof and such Certificate as surrendered shall forthwith be canceled. After the Effective Time, there shall be no transfers on the stock transfer books of the Seller of shares of Seller Common Stock which were issued and outstanding at the Effective Time and converted pursuant to the provisions of this Article II. If, after the Effective Time, Certificates are presented for transfer to the Seller, they shall be canceled and exchanged for the Merger Consideration in accordance with the provisions and procedures set forth in this Article II.

    (c) After the Effective Time, holders of certificates of Seller Common Stock shall cease to be, and shall have no rights as, stockholders of the Seller, other than (i) to receive the Merger Consideration into which such shares have been converted as provided by Section 2.07(b) hereof or (ii) the rights afforded to any Dissenting Holder (as defined in Section 2.07(c)) under applicable provisions of the MBCL.

        (d) Neither the Buyer nor the Seller nor any other person shall be liable to any former holder of shares of Seller Common Stock for any shares or any dividends or distributions with respect thereto properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

        (e) In the event any Certificate shall have been lost, stolen or destroyed, upon receipt of appropriate evidence as to such loss, theft or destruction and to the ownership of such Certificate by the person claiming such Certificate to be lost, stolen or destroyed, and the receipt by the Buyer of appropriate and customary indemnification, the Buyer will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as determined in accordance with this Article II.

    2.10  STOCK OPTIONS.  After satisfaction of the conditions set forth in
Section 6.01(a) hereof, and at least one day prior to the Effective Time, each holder of a then outstanding stock option to purchase Seller Common Stock pursuant to employee or other stock option plans of the Seller (the "Seller Stock Option Plans") (it being understood that the aggregate number of shares of Seller Common Stock subject to purchase pursuant to the exercise of such options is not and shall not be more than 136,513), who has not otherwise exercised such option prior to such time, shall be entitled to receive in cancellation of such option a cash payment from the Seller in an amount equal to the excess of the Merger Consideration over the per share exercise price of such option, multiplied by the number of shares of Seller Common Stock covered by such option, subject to any required withholding of taxes. After satisfaction of the conditions set forth in Section 6.01(a) hereof, and at least one day prior to the Effective Time, Seller shall obtain the consent of the holders of stock options to the cancellation, effective prior to the Effective Time, of such options and the cancellation of any right to acquire equity securities of the Seller from and after the Effective Time. Seller shall take such actions as are necessary to ensure that the Seller is not or will not be bound by any options, warrants, rights or agreements which would entitle any person, other than the Buyer or the Merger Subsidiary, to own any capital stock of the Surviving Corporation after the Effective Time.

    2.11 SUBSIDIARY BANK MERGER. The Seller shall take such actions as the Buyer shall reasonably determine to be desirable to effectuate the Bank Merger.

    2.12 POSSIBLE ALTERNATIVE STRUCTURE. Notwithstanding any other provision of this Agreement to the contrary, prior to the Effective Time, the Buyer shall be entitled to (i) revise the sequence of the Merger and the Bank Merger to provide that the Bank Merger shall be consummated prior to the Merger, (ii) revise the structure of the Merger to provide that Seller shall be merged with and into the Merger Subsidiary at the Effective Time, (iii) organize the Merger Subsidiary as a direct wholly-owned subsidiary of the Buyer Bank, and/or (iv) revise the structure of the Merger to provide that the Seller Bank shall be merged with and into a special-purpose interim trust company organized by the Buyer prior to the Effective Time; it being understood by the Buyer and the Seller that any change to the structure of the Merger or the Bank Merger pursuant to this Section 2.12 shall not be adopted if such change would result in additional adverse tax consequences (i.e. beyond gain recognition on the sale of their shares) to the shareholders of the Seller as a group, including but not limited to, the Merger becoming subject to taxation to shareholders of the Seller other than as a capital transaction. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, the Buyer and the Seller may jointly elect prior to the Effective Time, to substitute an alternative structure for the accomplishment of the transactions contemplated by this Agreement and the Bank Merger Agreement. Buyer and Seller agree that this Agreement and the Bank Merger Agreement shall be appropriately amended in order to reflect any such contribution or revised sequence or structure.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

    The Buyer hereby represents and warrants to the Seller as follows:

    3.01  CORPORATE ORGANIZATION.

    (a) The Buyer is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts. The Buyer has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. The Buyer is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not result in, with respect to the Buyer, a Material Adverse Effect. The Buyer is a mutual holding company registered with the Federal Reserve Board under the BHCA.

    (b) Each Significant Subsidiary of the Buyer is duly organized, validly existing and in corporate good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary of the Buyer has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Each Significant Subsidiary is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would neither individually nor in the aggregate result in any Material Adverse Effect on the Buyer.

    3.02  AUTHORITY; NO VIOLATION.

    (a) The Buyer has all requisite corporate power and authority to execute and deliver this Agreement, the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The Merger Subsidiary has or will have prior to the Closing Date all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Trustees of the Buyer. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been or will be prior to the Closing Date duly and validly approved by the Buyer, as sole stockholder of the Merger Subsidiary, and by the Board of Directors of the Merger Subsidiary. No other corporate proceedings on the part of the Buyer are necessary to consummate any of the transactions so contemplated by this Agreement. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Buyer and (assuming due authorization, execution and delivery by the Seller) constitute the valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, except that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies.

    (b) The Buyer Bank has full corporate power and authority to execute and deliver the Bank Merger Agreement and to consummate the Bank Merger. The execution of the Bank Merger Agreement and the consummation of the transactions contemplated thereby have been duly and validly approved by the Board of Directors of the Buyer Bank. The Bank Merger Agreement has been duly and validly executed and delivered by the Buyer Bank, and (assuming due authorization, execution and delivery by the Seller Bank) constitutes the valid and binding obligation of the Buyer Bank, enforceable against the Buyer Bank in accordance with its terms, except that enforcement thereof may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies. The Board of Directors of the Buyer Bank has directed that the Bank Merger Agreement and the transactions contemplated thereby be adopted by the Buyer as the sole stockholder of the Buyer Bank, and except for the adoption of the Bank Merger Agreement by the Buyer in its capacity as the sole stockholder of the Buyer Bank, all as contemplated by
Section 5.15 hereof, no other corporate proceedings on the part of the Buyer Bank are necessary to consummate the Bank Merger.

    (c) Neither the execution and delivery of this Agreement, the Bank Merger Agreement or the other Transaction Documents by the Buyer and the Buyer Bank, respectively, nor the consummation by the Buyer or the Buyer Bank, as applicable, of the transactions contemplated by this Agreement and the Bank Merger Agreement, nor compliance by the Buyer or the Buyer Bank, as applicable, with any of the terms or provisions of this Agreement or the Bank Merger Agreement, will (i) assuming that the consents and approvals referred to in Section 3.03 hereof are duly obtained, violate in any material respect any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Buyer or any of its subsidiaries or any of their respective properties or assets, or (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of the Buyer or any of its subsidiaries under, any of the terms, conditions or provisions of (A) the Articles of Organization or other charter document of like nature or By-Laws of the Buyer, or such subsidiary, as the case may be, or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Buyer or any of its subsidiaries is a party as issuer, guarantor or obligor, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii)(B) above, for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have a Material Adverse Effect on the Buyer.

    3.03 CONSENTS AND APPROVALS. Except for consents, waivers or approvals of, or filings or registrations with, the Federal Reserve Board, the FDIC, the Board of Bank Incorporation of The Commonwealth of Massachusetts (the "Massachusetts Board"), the Commissioner of Banks of The Commonwealth of Massachusetts (the "Massachusetts Commissioner"), the Secretary of State of The Commonwealth of Massachusetts and the DOJ, no consents, waivers or approvals of or filings or registrations with any public body or authority are necessary, and no consents or approvals of any third parties (which term does not include the Board of Directors of the Buyer, the Merger Subsidiary or the Buyer Bank or the stockholders of the Merger Subsidiary or the Buyer Bank) are necessary, in connection with (a) the execution and delivery by the Buyer of this Agreement,
(b) the execution and delivery by the Buyer Bank of the Bank Merger Agreement or
(c) the consummation by the Buyer, the Merger Subsidiary, or the Buyer Bank, as applicable, of the transactions contemplated by this Agreement and the Bank Merger Agreement.

    3.04 FINANCIAL STATEMENTS. The Buyer has made available to the Seller copies of (a) the consolidated balance sheets of the Buyer and its subsidiaries as of December 31 for the fiscal years 1994 through 1996, inclusive, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 1994 through 1996, inclusive, in each case accompanied by the audit report of KPMG Peat Marwick LLP, independent public accountants for the Buyer, and (b) the unaudited consolidated balance sheet of the Buyer and its subsidiaries as of September 30, 1997, and the related unaudited consolidated statements of income and changes in stockholders' equity for the nine (9) months ended September 30, 1997 and September 30, 1996. The December 31, 1996 consolidated balance sheet ("Buyer Balance Sheet") of the Buyer (including the related notes, where applicable) and the other financial statements referred to herein (including the related notes, where applicable) fairly present the consolidated financial position and results of the consolidated operations and cash flows and changes in stockholders' equity of the Buyer and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments). The books and records of the Buyer and its subsidiaries have been, and are being, maintained in accordance with GAAP and applicable legal and regulatory requirements.

    3.05 BUYER INFORMATION. The information relating to the Buyer and the Buyer Bank to be contained in the Seller Proxy Statement, as described in
Section 5.04 hereof, and any other documents filed with the SEC or any regulatory agency in connection herewith, to the extent such information is provided in writing by the Buyer, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading.

    3.06 DISCLOSURE. No representation or warranty contained in this Agreement, and no statement contained in any certificate, list or other writing furnished to the Seller pursuant to the provisions hereof, to the best knowledge of the Buyer, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

    The Seller hereby represents and warrants to the Buyer as follows:

    4.01  CORPORATE ORGANIZATION.

    (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts. The Seller is a bank holding company registered with the Federal Reserve Board under the BHCA. The Seller Bank is a stock savings bank organized under the laws of The Commonwealth of Massachusetts. Each of the Seller and the Seller Bank has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. The Seller is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not result in, with respect to the Seller, any Material Adverse Effect.

    (b) Except for the Seller Bank and as set forth in Section 4.01(b) of the Seller Disclosure Schedule, the Seller has no subsidiaries. Each subsidiary of the Seller is duly organized, validly existing and in corporate good standing under the laws of the jurisdiction of its incorporation. Each subsidiary of the Seller has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Each subsidiary is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would neither individually nor in the aggregate result in, with respect to the Seller or such subsidiary, any Material Adverse Effect.

    (c) The minute books of the Seller and each of its subsidiaries contain complete and accurate records of all meetings and other corporate actions authorized at such meetings held or taken since January 1, 1992 to date of its stockholders and Board of Directors.

    4.02  CAPITALIZATION.

    (a) The authorized capital stock of the Seller consists of (i) 10,000,000 shares of Seller Common Stock, of which, as of September 30, 1997, 2,249,786 shares were issued and outstanding and (ii) 5,000,000 shares of serial preferred stock, par value, $1.00 per share (the "Seller Preferred Stock"), of which as of September 30, 1997, no shares were issued and outstanding. As of the date hereof, 136,513 shares of Seller Common Stock are reserved for issuance under outstanding options under the Seller Stock Option Plans, 375,000 shares were reserved for issuance under the Seller Stock Purchase Plan and 359,694 shares were reserved for issuance under the Seller Automatic Dividend Reinvestment Plan. All issued and outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as referred to in this Section 4.02, and except for the Stock Option Agreement, the Seller does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the Seller to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Seller Common Stock, Seller Preferred Stock, or any other equity security of the Seller or any subsidiary of the Seller or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any shares of Seller Common Stock, Seller Preferred Stock or any other equity security of the Seller or any subsidiary of the Seller or obligating the Seller to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements. As of the date hereof, there are no outstanding contractual obligations of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of the Seller or any subsidiary of the Seller.

    (b) The Seller Bank is an "insured depository institution" as defined in the FDIA and applicable regulations thereunder, and the deposits of the Seller Bank are insured by the Bank Insurance Fund of the FDIC in accordance with the FDIA and by the Deposit Insurance Fund of the Mutual Savings Central Fund, Inc. of Massachusetts in excess of the FDIC's insurance limits. The Seller Bank has paid all assessments and filed all reports required by the FDIA and the Deposit Insurance Fund. As of the date hereof no proceedings for the revocation or termination of such deposit insurance are pending or to the knowledge of the Seller, threatened. None of the subsidiaries of the Seller is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for such subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any equity security of the Seller or any of its subsidiaries or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating a subsidiary of the Seller to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements. As of the date hereof, there are no outstanding contractual obligations of any of the subsidiaries of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of the Seller or any of its subsidiaries. All of the issued and outstanding shares of capital stock of the Seller's subsidiaries are owned by the Seller. All of the shares of capital stock of the subsidiaries of the Seller held by the Seller are fully paid and nonassessable and, except for directors' qualifying shares, are owned by the Seller free and clear of any claim, lien, encumbrance or agreement with respect thereto.

    4.03  AUTHORITY; NO VIOLATION.

    (a) The Seller has full corporate power and authority to execute and deliver this Agreement, the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of the Seller. The Board of Directors of the Seller has directed that this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby be submitted to the stockholders of the Seller for approval at a meeting of such stockholders and, except for the adoption of this Agreement by its stockholders, no other corporate proceedings on the part of the Seller are necessary to consummate any of the transactions so contemplated by this Agreement. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Buyer) constitute the valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies.

    (b) The Seller Bank has full corporate power and authority to execute and deliver the Bank Merger Agreement and to consummate the Bank Merger. The execution of the Bank Merger Agreement and the consummation of the transactions contemplated thereby have been duly and validly approved by the Board of Directors of the Seller Bank. The Bank Merger Agreement has been duly and validly executed and delivered by the Seller Bank and (assuming the authorization, execution and delivery by the Buyer Bank), constitutes the valid and binding obligation of the Seller Bank, enforceable against the Seller Bank in accordance with its terms, except that enforcement thereof may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies. The Board of

Directors of the Seller Bank has directed that the Bank Merger Agreement and the transactions thereby be adopted by the Seller as the sole stockholder of the Seller Bank, and except for the adoption of the Bank Merger Agreement by the Seller as the sole stockholder of the Seller Bank, no other corporate proceedings on the part of the Seller Bank are necessary to consummate the Bank Merger.

    (c) Neither the execution and delivery of this Agreement, the Bank Merger Agreement, or the other Transaction Documents by the Seller and the Seller Bank, respectively, nor the consummation by the Seller or the Seller Bank, as applicable, of the transactions contemplated by this Agreement, the Bank Merger Agreement, or the other Transaction Documents, nor compliance by the Seller or the Seller Bank, as applicable, with any of the terms or provisions thereof, will (i) assuming that the consents and approvals referred to in Section 4.04 are duly obtained, violate in any material respect any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Seller or any of its subsidiaries or any of their respective properties or assets, or (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of the Seller or the Seller Bank under, any of the terms, conditions or provisions of (A) the Articles of Organization or other charter document of like nature or By-Laws of the Seller or the Seller Bank, as the case may be, or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Seller or the Seller Bank is a party as issuer, guarantor or obligor, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (ii)(B) above, for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have a Material Adverse Effect on the Seller or the Seller Bank.

    4.04 CONSENTS AND APPROVALS. Except for consents, waivers or approvals of, or filings or registrations with, the Federal Reserve Board, the FDIC, the Massachusetts Board, the Massachusetts Commissioner, the Secretary of State of The Commonwealth of Massachusetts, the SEC, NASDAQ, the DOJ or the stockholders of the Seller, no consents, waivers or approvals of or filings or registrations with any public body or authority are necessary, and except as set forth on
Section 4.04 of the Seller Disclosure Schedule, no consents or approvals of any third parties (which term does not include the Board of Directors and stockholders of the Seller and the Seller Bank) are necessary, in connection with (a) the execution and delivery by the Seller of this Agreement, (b) the execution and delivery by the Seller Bank of the Bank Merger Agreement or (c) the consummation by the Seller or the Seller Bank, as applicable, of the transactions contemplated by this Agreement or the Bank Merger Agreement. The affirmative vote of holders of two-thirds of the outstanding shares of Seller Common Stock is the only vote of the holders of any class or series of capital stock or other securities of the Seller necessary to approve of this Agreement and the transactions contemplated hereby.

    4.05 FINANCIAL STATEMENTS. The Seller has made available to the Buyer copies of (a) the consolidated balance sheets of the Seller and its subsidiaries as of December 31 for the fiscal years 1994 through 1996, inclusive, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 1994 through 1996, inclusive, as reported in the Seller's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, which was filed with the SEC under the Exchange Act, accompanied by the audit report of Arthur Andersen LLP, independent accountants for the Seller, and (b) the unaudited consolidated balance sheets of the Seller and its subsidiaries as of September 30, 1997 and September 30, 1996, the related unaudited consolidated statements of income and changes in stockholders' equity for the nine (9) months ended September 30, 1997 and September 30, 1996 and the related unaudited consolidated statements of cash flows for the nine (9) months ended September 30, 1997 and September 30, 1996. The December 31, 1996 consolidated balance sheet (the "Seller Balance Sheet") of the Seller (including the related notes, where applicable) and the other financial statements referred to herein (including the related notes, where applicable) fairly present, and the financial statements to be included in any reports or statements (including reports on Forms 10-Q and 10-K) to be filed with the SEC after the date hereof will fairly present, the consolidated financial position and results of the consolidated operations and cash flows and changes in shareholders' equity of the Seller and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments). The books and records of the Seller and its subsidiaries have been, and are being, maintained in accordance with GAAP and applicable legal and regulatory requirements.

    4.06 ABSENCE OF UNDISCLOSED LIABILITIES. Neither the Seller nor any of its subsidiaries has any obligation or liability (contingent or otherwise) that is material on a consolidated basis to the Seller, except as disclosed or reflected in the Seller Balance Sheet or any of the other financial statements described in Section 4.05 above or Section 4.06 of the Seller Disclosure Schedule.

    4.07 BROKER'S FEES. Except as set forth in Section 4.07 of the Seller Disclosure Schedule, neither the Seller nor any of its officers, directors, employees or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement.

    4.08 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in Section
4.08 of the Seller Disclosure Schedule, or as disclosed in the Seller's Quarterly Report on Form 10-Q for the six (6) months ended June 30, 1997, or in any Current Report of the Seller on Form 8-K filed prior to the date of this Agreement, since December 31, 1996, neither the Seller nor any of its subsidiaries has incurred any material liability, except in the ordinary course of their business consistent with their past practices, nor has there been any change in the business, assets, financial condition or results of operations of the Seller or such subsidiary.

    4.09 LEGAL PROCEEDINGS. Except as set forth in Section 4.09 of the Seller Disclosure Schedule, there is no suit, action or proceeding pending or, to the best knowledge of the Seller, threatened, against the Seller or any of its subsidiaries or challenging the validity or propriety of the transactions contemplated by this Agreement or the Bank Merger Agreement, as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on the Seller or any of its subsidiaries or otherwise materially adversely affect the Seller's or the Seller Bank's, as applicable, ability to perform its obligations under this Agreement or the Bank Merger Agreement, nor is there any judgment, decree, injunction, rule or order of any legal or administrative body or arbitrator outstanding against the Seller or any of its subsidiaries having, or which insofar as reasonably can be foreseen, in the future could have, any such effect.

    4.10 TAXES AND TAX RETURNS.

        (a) The Seller and each of its subsidiaries (referred to for purposes of this Section 4.10, collectively, as the "Companies") have timely filed in correct form all Tax Returns that were required to be filed by any of them on or prior to the date hereof (the "Filed Tax Returns"), each Filed Tax Return has been prepared in compliance with all applicable laws and regulations, and all Filed Tax Returns are true and accurate in all respects. The Companies have made available to the Buyer correct and complete copies of all federal income Tax Returns filed with respect to the Companies for taxable periods ended on or after December 31, 1991, and all examination reports, and statements of deficiencies assessed against or agreed to by any of the Companies with respect to such taxable periods.

        (b) The Companies have paid all Taxes required to be paid.

        (c) No assessment that has not been settled or otherwise resolved has been made with respect to Taxes not shown on the Filed Tax Returns. No deficiency in Taxes or other proposed adjustment that has not been settled or otherwise resolved has been asserted in writing by any taxing authority against any of the Companies. No Tax Return of any of the Companies is now under examination by any applicable taxing authority nor have any of the Companies consented to any extension of the period for assessment or collection with respect to any Tax. There are no liens for Taxes (other than current Taxes not yet due and payable) on any of the assets of any Company. None of the Companies has requested or been granted an extension of the time for filing any Tax Return to a date later than the Effective Time. No claim has ever been made by a taxing authority in a jurisdiction where any of the Companies does not pay Tax or file Tax Returns that such of the Companies is or may be subject to Taxes assessed by that jurisdiction.

        (d) Adequate provision has been made on the Seller Balance Sheet for all Taxes of the Companies in respect of all periods through the date hereof.

        (e) None of the Companies is a party to or bound by any Tax indemnification, Tax allocation or Tax sharing agreement with any person or entity or has any current or potential contractual obligation to indemnify any other person or entity with respect to Taxes.

        (f) None of the Companies has filed or been included in a combined, consolidated or unitary income Tax Return (including any consolidated federal income Tax Return) other than one of which one of the Companies or the Seller was the parent.

        (g) None of the Companies has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that will not be deductible under Code Section 280G.

        (h) None of the Companies has made or is affected by any elections under Code Sections 108(b)(5), 338(g), or 565, or Treasury Regulation Sections 1.1502-20(g) or 1.1502-32(f)(2).

        (i) The Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

        (j) For purposes of this Section 4.10:

           (A) "Tax" means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee or other tax or levy, of any kind whatsoever, including any interest, penalties or additions to tax in respect of the foregoing.

           (B) "Tax Return" means any return, declaration, report, claim for refund, information return or other document (including any related or supporting estimates, elections, schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

    4.11 EMPLOYEES.

        (a) Except as set forth in Section 4.11(a) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries maintains or contributes to any "employee pension benefit plan" (the "Seller Pension Plans"), as such term is defined in Section 3 of ERISA, "employee welfare benefit plan" (the "Seller Benefit Plans"), as such term is defined in
    Section 3 of ERISA, stock option plan, stock purchase plan, deferred compensation plan, other employee benefit plan for employees of the Seller or any of its subsidiaries, or any other plan, program or arrangement of the same or similar nature that provides benefits to non-employee directors of the Seller or any of its subsidiaries (collectively, the "Seller Other Plans").

        (b) The Seller shall have delivered to the Buyer contemporaneous with the delivery of the Seller Disclosure Schedule a complete and accurate copy of each of the following with respect to each of the Seller Pension Plans, the Seller Benefit Plans and the Seller Other Plans: (i) plan document; (ii) trust agreement or insurance contract, if any; (iii) most recent IRS determination letter, if any; (iv) most recent actuarial report, if any; and
    (v) most recent annual report on Form 5500.

        (c) The current value of the assets of each of the Seller Pension Plans subject to Title IV of ERISA exceeds that plan's "Benefit Liabilities" as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if that plan terminated in accordance with all applicable legal requirements.

        (d) Each of the Seller Pension Plans and each of the Seller Benefit Plans has been administered in compliance with its terms in all material respects and is in compliance in all material respects with the applicable provisions of ERISA (including, but not limited to, the funding and prohibited transactions provisions thereof), the Code and other applicable laws.

        (e) There has been no reportable event within the meaning of Section 4043(b) of ERISA or any waived funding deficiency within the meaning of
    Section 412(d)(3) (or any predecessor section) of the Code with respect to any the Seller Pension Plan.

        (f) The Seller has made or provided for all contributions to the Seller Pension Plans required thereunder.

        (g) Neither the Seller nor any of its subsidiaries contributes or has contributed to any "Multiemployer Plan," as such term is defined in Section 3(37) of ERISA.

        (h) Each of the Seller Pension Plans which is intended to be a qualified plan within the meaning of Section 401(a) of the Code is so qualified, and the Seller is not aware of any fact or circumstance which would adversely affect the qualified status of any such plan.

        (i) Except as set forth in Section 4.11(i) of the Seller Disclosure Schedule, neither the Seller nor the Seller Bank is party to or maintains any contract or other arrangement with any employee or group of employees, providing severance payments, stock or stock-equivalent payments or post-employment benefits of any kind or providing that any otherwise disclosed plan, program or arrangement will irrevocably continue, with respect to any or all of its participants, for any period of time.

    4.12 AGREEMENTS WITH BANKING AUTHORITIES. Neither the Seller nor any of its subsidiaries is currently a party to any commitment, letter (other than letters addressed to regulated depository institutions generally), written agreement, memorandum of understanding or order to cease and desist with any federal or state governmental entity charged with the supervision or regulation of banks or bank holding companies or engaged in the insurance of bank deposits which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, credit policies, management or overall safety and soundness or such entity's ability to perform its obligations hereunder, and neither the Seller nor any of its subsidiaries has received written notification from any such federal or state governmental entity that any such Person may be requested to enter into, or otherwise be subject to, any such commitment, letter, written agreement, memorandum of understanding or cease and desist order.

    4.13 MATERIAL AGREEMENTS. Except as set forth in any of the Seller Disclosure Schedules or the index of exhibits in the Seller's Annual Report on Form 10-K for the year ended December 31, 1996, as of the date of this Agreement, except for this Agreement and the other Transaction Documents, neither the Seller nor any of its subsidiaries is a party to or is bound by (a) any agreement, arrangement, or commitment that is material to the financial condition, results of operations or business of the Seller, except those entered into in the ordinary course of business; (b) any written (or oral, if material) agreement, arrangement, or commitment relating to the employment of any person or the election or retention in office or severance of any present or former director or officer of the Seller or any of its subsidiaries; (c) any contract, agreement, or understanding with any labor union; (d) any agreement by and among the Seller, any subsidiary of the Seller and/or any Affiliate thereof; or (e) any contract or agreement or amendment thereto that would be required to be filed as an Exhibit to a Form 10-K filed by the Seller as of the date hereof that has not been filed as an Exhibit to the Form 10-K filed by it for 1996.

    4.14 OWNERSHIP OF PROPERTY. Section 4.14 of the Seller Disclosure Schedule sets forth a true and complete list of all real property owned, leased or operated by the Seller or any of its subsidiaries (including all of the branches of the Seller Bank and all of the Seller's properties acquired by foreclosure proceedings in the ordinary course of business) as of the date hereof. The Seller directly or indirectly through any of its subsidiaries has good and marketable title to all assets and properties, whether real or personal, tangible or intangible, including, without limitation, the capital stock of its subsidiaries and all other assets and properties reflected in its consolidated balance sheet as of September 30, 1997, or acquired subsequent thereto subject to no encumbrances, liens, mortgages, security interests or pledges, except (a) those items that secure liabilities that are reflected in said balance sheet or the notes thereto or incurred in the ordinary course of business after the date of such balance sheet and not otherwise prohibited by the terms hereof, (b) dispositions for adequate consideration in the ordinary course of business or as expressly permitted by the terms hereof, (c) statutory liens for amounts not yet delinquent or which are being contested in good faith, (d) those items that secure public or statutory obligations or any discount with, borrowing from, or other obligations to, any Federal Reserve Bank or Federal Home Loan Bank, inter-bank credit facilities, or any transaction by a subsidiary acting in a fiduciary capacity, and (e) such encumbrances, liens, mortgages, security interests, and pledges that are not material in character, amount or extent. Neither the Seller nor any of its subsidiaries has received any notice of violation of any applicable zoning or environmental regulation, ordinance or other law, order, regulation, or requirement relating to its properties. The Seller and its subsidiaries as lessees have the right under valid and existing leases to occupy, use, possess and control all property leased by the Seller and its subsidiaries as presently occupied, used, possessed and controlled by the Seller and its subsidiaries. Neither the Seller nor any of its subsidiaries is in default, and there has not occurred any event that with the lapse of time or giving of notice or both would constitute a default, under any leases pursuant to which the Seller or such subsidiary leases any real property. All such leases constitute legal, valid and binding obligations of the Seller or such subsidiary and, to the knowledge of the Seller, the other party thereto, enforceable by the Seller or such subsidiary in accordance with their respective terms, except that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies. Section 4.14 of the Seller Disclosure Schedule sets forth the expiration date and renewal terms of each such lease. Neither the Seller nor any of its subsidiaries has received notice of, or made a claim with respect to, any breach or default under any leases pursuant to which the Seller or such subsidiary lease any real property.

    4.15 REPORTS. Since January 1, 1994, the Seller and the Seller Bank have filed, and subsequent to the date hereof will file, all reports, together with any amendments required to be made with respect thereto, that were and are required to be filed with (a) the SEC, including but not limited to, Forms 10-K, 10-Q and 8-K and proxy statements (and all such reports, registrations and statements have been or will be delivered by the Seller to the Buyer), and (b) the Federal Reserve Board, (c) the FDIC, and (d) any applicable state securities or banking authorities (all such reports and statements are collectively referred to herein as the " Seller Reports"). As of their respective dates, the Seller Reports complied and, with respect to filings made after the date of this Agreement, will at the date of filing comply, in all material respects with all of the statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed and did not contain and, with respect to filings made after the date of this Agreement, will not at the date of filing contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.16 COMPLIANCE WITH APPLICABLE LAW. Each of the Seller and its subsidiaries holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and each of the Seller and its subsidiaries has complied with and is not in default in any material respect under any, applicable law, statute, order, rule, regulation or policy of, or agreement with, any federal, state or local governmental agency or authority relating to the Seller or any of its subsidiaries, which would result in a Material Adverse Effect on the Seller or any of its subsidiaries and neither the Seller nor any of its subsidiaries has received any notice of any violation of, or commencement of any proceeding in connection with any such violation (including but not limited to any hearing or investigation relating to the imposition or contemplated imposition of fines or penalties), and does not know of any violation of, any such law, statute, order, rule, regulation, policy or agreement which would have such a result.

    4.17 ENVIRONMENTAL MATTERS. The Seller and its subsidiaries are in material compliance and have always been in material compliance with all environmental laws, rules, regulations and standards promulgated, adopted or enforced by the United States Environmental Protection Agency (the "EPA") and of similar agencies in states in which they conduct their respective business. There is no suit, claim, action or proceeding now pending before any court, governmental agency or board or other forum, or, to the knowledge of the Seller, threatened by any person, as to which there is a reasonable probability of an adverse determination (i) for alleged noncompliance with any environmental law, rule or regulation or (ii) relating to the discharge or release into the environment of any hazardous material or waste at or on a site presently or formerly owned, leased or operated by the Seller or any of its subsidiaries or in which the Seller or any of its subsidiaries has a lien or other security interest.

    4.18 INSURANCE. The Seller and its subsidiaries are presently insured, and since January 1, 1992 have been insured, for reasonable amounts against such risks as companies engaged in a similar business in a similar location would, in accordance with good business practice, customarily be insured. The Seller has made available to the Buyer a list of policies relating to insurance maintained by the Seller or its subsidiaries with respect to their properties and the conduct of their respective businesses.

    4.19 LABOR. No work stoppage involving the Seller or its subsidiaries is pending or, to the best knowledge of the Seller's management, threatened. Neither the Seller nor its subsidiaries is involved in, or, to the best knowledge of the Seller's management, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters. No employees of the Seller or its subsidiaries are represented by any labor union, and, to the best knowledge of the Seller's management, no labor union is attempting to organize employees of the Seller or its subsidiaries.

    4.20 MATERIAL INTERESTS OF CERTAIN PERSONS. Except as disclosed in Section
4.20 of the Seller Disclosure Schedule, no officer or director of the Seller, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any material interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of the Seller or its subsidiaries.

    4.21 ABSENCE OF REGISTRATION OBLIGATIONS. Neither the Seller nor any of its subsidiaries is under any obligation, contingent or otherwise, by reason of any agreement to register any of its securities under the Securities Act which will survive the Merger.

    4.22 LOANS. (a) All currently outstanding loans of, or current extensions of credit by, the Seller (individually, a "Loan," and collectively, the "Loans") were solicited, originated and currently exist in material compliance with all applicable requirements of federal and state law and regulations promulgated thereunder and applicable loan policies of the Seller, except for such changes to the circumstances of the obligor thereunder or the collateral occurring subsequent to the origination thereof and over which the Seller had no control. The Loans are adequately documented and each note evidencing a Loan or loan or credit agreement or security instrument related to the Loans constitutes a valid, legal and binding obligation of the obligor thereunder, enforceable in accordance with the terms thereof. There are no oral modifications or amendments or additional agreements related to the Loans that are not reflected in the records of the Seller, and no claims of defense as to the enforcement of any Loan has been asserted and the Seller is aware of no acts or omissions which would give rise to any claim or right of rescission, set-off, counterclaim or defense. The Seller currently maintains, and shall continue to maintain, an allowance for loan losses allocable to the Loans which is adequate to provide for all known and estimable losses, net of any recoveries relating to such extensions of credit previously charged off, on the Loans, such allowance for loan losses complying in all material respects with all applicable loan loss reserve requirements established in accordance with GAAP and by any governmental authorities having jurisdiction with respect to the Seller.

        (b) Except as set forth in Section 4.22(b) of the Seller Disclosure Schedule, as of the date hereof, the Seller was not a party to any written or oral (a) loan agreement, note or borrowing arrangement (including, without limitation, leases and credit enhancements) the unpaid principal balance of which exceeds $50,000 and as to which the obligor is, as of the date of this Agreement, over 90 days delinquent in payment of principal or interest, or (b) Loan with any director, executive officer or, to the knowledge of the Seller, five percent stockholder of the Seller. Section 4.22(b) of the Seller Disclosure Schedule sets forth as of September 30, 1997, (i) all of the Loans in original principal amount in excess of $25,000 of the Seller that as of the date of this Agreement are classified by the Seller as "Other Loans Specially Mentioned", "Special Mentions", "Substandard", "Doubtful", "Loss", "Classified", "Restructured", "Watch list" or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the obligor thereunder, and (ii) by category of Loan (i.e., commercial, consumer, etc.), all of the other Loans of the Seller that as of September 30, 1997 are classified as such, together with the aggregate principal amount of such Loans by category. No additional Loans are required to be included in Section 4.22(b) of the Seller Disclosure Schedule as of the date hereof. The Seller shall promptly inform Buyer in writing of any Loan the original principal balance of which exceeds $100,000 that becomes classified in the manner described in this Section 4.22(b), or any Loan the classification of which is materially and adversely changed at any time after the date of this Agreement.

    4.23 CAPITALIZATION. As of the date hereof, without giving effect to the transactions contemplated hereby, the Seller Bank will (a) remain "well capitalized", as defined in the FDIA, and (b) meet all capital requirements, standards and ratios required by each state or federal bank regulator with jurisdiction over such Persons, including without limitation, any such higher requirement, standard or ratio as shall apply to institutions engaging in the acquisition of insured institution deposits, assets or branches, and no such regulator has indicated that it will condition any of the regulatory approvals upon an increase in such Persons' capital or compliance with any special capital requirement, standard or ratio.

    4.24 CRA RATING. The Seller Bank was rated "Satisfactory" following its most recent Community Reinvestment Act examination by the FDIC. Neither the Seller nor the Seller Bank has received any notice of and none of such Persons has any knowledge of any planned or threatened objection by any community group to the transactions contemplated hereby.

    4.25  TRANSACTIONS ONLY IN ORDINARY COURSE.  Except as disclosed in Section
4.25 of the Seller Disclosure Schedule or described in the Seller Balance Sheet, the Seller has engaged in transactions only in the ordinary course of business for entities engaged in its respective business.

    4.26 SELLER INFORMATION. The information relating to the Seller and its subsidiaries to be contained in the Seller Proxy Statement as described in
Section 5.04 hereof, and any other documents filed with the SEC or any regulatory agency in connection herewith, to the extent such information is provided in writing by the Seller, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading.

    4.27 DISCLOSURE. No representation or warranty contained in this Agreement, and no statement contained in any certificate, list or other writing, including but not necessarily limited to the Seller Disclosure Schedule, furnished to the Buyer pursuant to the provisions hereof, to the best knowledge of the Seller, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading.

    4.28 FAIRNESS OPINION. The Seller has received an opinion, dated as of the date hereof, and will receive as of the date of the Seller Proxy Statement, from Oppenheimer & Co. to the effect that the Merger Consideration is fair to the stockholders of the Seller from a financial point of view.

                                   ARTICLE V

                            COVENANTS OF THE PARTIES

    5.01 CONDUCT OF THE BUSINESS OF THE SELLER. During the period from the date of this Agreement to the Effective Time, the Seller:

        (a) shall, and shall cause the Seller Bank to, except with the prior written consent of the Buyer, conduct its business and engage in transactions only in the ordinary and usual course of business consistent with past practices, which shall mean (i) conducting its banking and other business in the ordinary and usual course, (ii) refraining from any of the activities described in Section 5.01(b) below, (iii) not entering into any material transactions except in the ordinary and usual course of business consistent with past practices and (iv) complying with the following covenants:

    (A) maintaining its corporate existence and good standing;

    (B) using all commercially reasonable efforts to maintain and keep its properties in as good repair and condition in all material respects as they presently exist, except for ordinary wear and tear and damage due to casualty;

    (C) using all commercially reasonable efforts to maintain in full force and effect insurance generally comparable in amount and in scope of coverage to that now maintained by it;

    (D) complying with and performing in all material respects its obligations and duties (y) under contracts, leases and documents relating to or affecting its assets, properties and business and (z) imposed upon it by all federal, state and local laws and all rules, regulations and orders imposed by federal, state or local governmental authorities, judicial orders, judgments, decrees and similar determinations; and

    (E) using all commercially reasonable efforts to preserve its business organization intact and the goodwill of those having business relationships with the Seller or the Seller Bank, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships with borrowers, depositors, other customers and others having business relationships with it;

        (b) shall not and shall not permit any of its subsidiaries to, without the prior written consent of the Buyer:

           (i) engage or participate in any material transaction or incur or sustain any material obligation or liability except in the ordinary, regular and usual course of its businesses consistent with past practices;

           (ii) offer an interest rate with respect to any deposit that would constitute such deposit a "brokered deposit" under 12 C.F.R. Section337.6(a)(l)(ii);

           (iii) except as set forth in Section 5.01(b)(iii) of the Seller Disclosure Schedule and except in the ordinary, regular and usual course of business consistent with past practices and in an immaterial aggregate amount, sell, lease, transfer, assign, encumber or otherwise dispose of or enter into any contract, agreement or understanding to lease, transfer, assign, encumber or dispose of any of its assets;

           (iv) except in connection with opening the Marshfield, Massachusetts branch of the Seller Bank, file any application to open, close or relocate any branch office;

           (v) except in connection with opening the Marshfield, Massachusetts branch of the Seller Bank, open, close, relocate, or give any notice (written or verbal) to customers or governmental authorities or agencies to open, close or relocate the operations of any branch office; or

           (vi) waive any material right, whether in equity or at law, that it has with respect to any asset except in the ordinary, regular and usual course of business consistent with past practice;

        (c) except with respect to the conversion of the Seller Bank's data processing and back-office systems currently being undertaken by the Seller Bank, shall, at the Buyer's request and expense, use all commercially reasonable efforts to cooperate with the Buyer with respect to preparation for the combination and integration of the businesses, systems and operations of the Buyer and the Seller, and shall confer on a regular and frequent basis with one or more representatives of the Buyer to report on operational and related matters;

        (d) shall, subject to any restrictions under applicable law or regulation, promptly notify the Buyer of any emergency or other change in the normal course of its or the Seller Bank's businesses or in the operation of its or the Seller Bank's properties and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) if such emergency, change, complaint, investigation or hearing would be material to the business, results of operations, financial condition or prospects of either the Seller on a consolidated basis or the Seller Bank considered independently;

        (e) shall not make any loan or extend any credit on other than the Seller's customary terms, conditions and standards other than in connection with any loan workouts in accordance with applicable law and consistent with prudent banking practices;

        (f) shall not declare or pay any dividends on or make any other distributions in respect of Seller Common Stock or Seller Preferred Stock, except for regular quarterly cash dividends at times ordinarily declared and paid not exceeding $.07 per share per quarter;

        (g) except as set forth in Section 5.08 hereof, shall not adopt or amend (other than amendments required by applicable law or amendments that reduce amounts payable by it or the Seller Bank) in any material respect any Seller Pension Plan, any Seller Benefit Plan or any Seller Other Plan or enter (or permit any of its subsidiaries to enter) into any employment, severance or similar contract with any person (including, without limitation, contracts with management which might require that payments be made upon the consummation of the transactions contemplated hereby) or amend any such existing agreements, plans or contracts to increase any amounts payable thereunder or benefits provided thereunder, or grant or permit any increase in compensation to its or the Seller Bank's employees as a class or pay any bonus; PROVIDED, HOWEVER, that the Seller or the Seller Bank shall be permitted to pay on or before the Closing Date to Seller Employees as a group bonuses in the aggregate amount not to exceed $450,000;

        (h) shall not, with respect to itself or any of its subsidiaries, authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement with respect to, any merger, consolidation, purchase and assumption transaction or business combination (other than the Merger or the Bank Merger), any acquisition of a material amount of assets or securities or assumption of liabilities (including deposit liabilities), any disposition of a material amount of assets or securities, or any release or relinquishment of any material contract rights not in the ordinary course of business and consistent with past practices;

        (i) shall not propose or adopt amendments to its or any of its subsidiaries articles of organization or By-Laws;

        (j) shall not issue, deliver or sell any shares (whether original issuance or from treasury shares) of its capital stock or securities convertible into or exercisable for shares of its capital stock (or permit any of its subsidiaries to issue, deliver or sell any shares of such subsidiaries' capital stock or securities convertible into or exercisable for shares of such subsidiaries' capital stock), except upon the exercise or fulfillment of rights or options issued or existing pursuant to Seller Stock Option Plans, the Seller Automatic Dividend Reinvestment Plan and the Seller Stock Purchase Plan, to the extent outstanding or in existence on the date hereof, and except upon exercise of the Seller Option, as applicable, or effect any stock split, reverse stock split, recapitalization, reclassification or similar transaction or otherwise change its equity capitalization as it existed on September 30, 1997;

        (k) shall not grant, confer or award any options, warrants, conversion rights or other rights to acquire any shares of its capital stock;

        (l) shall not purchase, redeem or otherwise acquire, or permit the Seller Bank to purchase, redeem or otherwise acquire, any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, except in a fiduciary capacity;

        (m) shall not impose, or suffer the imposition, on any share of capital stock held by it or the Seller Bank of any material lien, charge, or encumbrance, or permit any such lien, charge, or encumbrance to exist;

        (n) shall not incur, or permit any of its subsidiaries to incur, any additional debt obligation or other obligation for borrowed money, or to guaranty any additional debt obligation or other obligation for borrowed money, except in the ordinary course of business consistent with past practices, which shall include but not necessarily be limited to creation of deposit liabilities, purchases of federal funds, sales of certificates of deposit and entry into repurchase agreements or other similar arrangements commonly employed by banks; PROVIDED, HOWEVER, that for purposes of this
    Section 5.01(n), the Seller Bank shall be entitled to incur Federal Home Loan Bank borrowings with a maturity of not more than ninety (90) days;

        (o) shall not incur or commit to any capital expenditures or any obligations or liabilities in connection therewith, other than capital expenditures and such related obligations or liabilities incurred or committed to in connection with the opening of the Marshfield, Massachusetts branch and with respect to the lease referred to in Section 5.01(b)(iii) of the Seller Disclosure Schedule or in the ordinary and usual course of business consistent with past practices, and, in all cases, the Seller agrees to consult with the Buyer with respect to capital expenditures that individually exceed $100,000 or cumulatively exceed $250,000;

        (p) shall not change its methods of accounting in effect at December 31, 1996, except as may be required by changes in GAAP as concurred in by the Seller's independent auditors, and the Seller shall not change its fiscal year;

        (q) shall file all reports, applications and other documents required to be filed by it with the SEC or any other governmental entity between the date of this Agreement and the Effective Time and shall make available to the Buyer copies of all such reports promptly after the same are filed;

        (r) shall use its commercially reasonable efforts to improve its business, results of operations, financial condition and prospects;

        (s) shall not take any action which would prevent or impede the Bank Merger from qualifying as a reorganization within the meaning of Section 368 of the Code;

        (t) shall not, except as expressly contemplated hereby, enter into any contract with any Affiliate;

        (u) shall not, except for transactions in the ordinary course of business consistent with past practice, enter into or terminate any material contract or agreement, or make any changes in any of its material leases or contracts, other than renewals of contracts and, subject to the provisions of Section 5.11 hereof, leases without material adverse change of terms;

        (v) shall not, other than in prior consultation with the other party to this Agreement, restructure or materially change its investment securities portfolio or its gap position through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

        (w) shall not agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any of its representations or warranties contained herein untrue or incorrect in any material respect.

    5.02  ACCESS TO PROPERTIES AND RECORDS; CONFIDENTIALITY.

        (a) The Seller shall permit the Buyer reasonable access to its properties and those of the Seller Bank, and shall disclose and make available to the Buyer all Records, including all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of the Seller and the Seller Bank, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors and stockholders meetings, organizational documents, By-Laws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which the Buyer may reasonably have an interest in light of the transactions contemplated hereby. The Seller shall make arrangements with each third party provider of services to the Seller to permit the Buyer reasonable access to all of the Seller's Records held by each such third party. The Buyer shall permit the Seller reasonable access to such properties and records of the Buyer and/or its subsidiaries in which the Seller may reasonably have an interest in light of the transactions contemplated hereby. Neither the Buyer nor the Seller nor any of their respective subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer, would jeopardize the attorney-client privilege of the institution in possession or control of such information, or would contravene any law, rule, regulation, order, judgment, decree or binding agreement. The parties will use all reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

        (b) All Confidential Information furnished by each party hereto to the other, or to any of its affiliates, directors, officers, employees, representatives or agents (such persons being collectively referred to herein as "Representatives"), shall be treated as the sole property of the party furnishing the information until consummation of the transactions contemplated hereby, and, if such transactions shall not occur, the party receiving the information, or any of its affiliates or Representatives, as the case may be, shall return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall keep confidential all such information for the period hereinafter referred to, and shall not directly or indirectly at any time use such information for any competitive or other commercial purpose; provided, however, that the Buyer and its affiliates shall be permitted to retain and share with their regulators, examiners and auditors (who need to know such information and are informed of the confidential nature thereof and directed to treat such information confidentially) such materials, files and information relating to or constituting the Buyer's or any of its affiliate's or Representatives' work product, presentations or evaluation materials as the Buyer deems reasonably necessary or advisable in connection with auditing or examination purposes. The obligation to keep such information confidential shall continue for two (2) years from the date this Agreement is terminated. In the event that either party or its affiliates or Representatives are requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceeding (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Confidential Information, the party or its affiliate or its Representative so requested or required will directly or through the party of such affiliate or Representative, if practicable and legally permitted, prior to providing such information, and as promptly as practicable after receiving such request, provide the other party with notice of each such request or requirement so that the other party may seek an appropriate protective order or other remedy or, if appropriate, waive compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the party or affiliate or Representative so requested or required is, in the written opinion of its counsel, legally required to disclose Confidential Information to any tribunal, governmental or regulatory authority, or similar body, the party or affiliate or Representative so required may disclose that portion of the Confidential Information which it is advised in writing by such counsel it is legally required to so disclose to such tribunal or authority or similar body without liability to the other party hereto for such disclosure. The parties and their affiliates and Representatives will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded the information so disclosed.

    As used in this Section 5.02(b), "Confidential Information" means all data, reports, interpretations, forecasts and records (whether in written form, electronically stored or otherwise) containing or otherwise reflecting information concerning the disclosing party or its affiliates which is not available to the general public and which the disclosing party or any affiliate or any of their respective Representatives provides or has previously provided to the receiving party or to the receiving party's affiliates or Representatives at any time in connection with the transactions contemplated by this Agreement, including but not limited to any information obtained by meeting with Representatives of the disclosing party or its affiliates, together with summaries, analyses, extracts, compilations, studies, personal notes or other documents or records, whether prepared by the receiving party or others, which contain or otherwise reflect such information. Notwithstanding the foregoing, the following information will not constitute "Confidential Information": (i) information that is or becomes generally available to the public other than as a result of a disclosure by the receiving party or any affiliate or Representative of the receiving party, (ii) information that was previously known to the receiving party or its affiliates or Representatives on a nonconfidential basis prior to its disclosure by the disclosing party, its affiliates or Representatives, (iii) information that became or becomes available to the receiving party or any affiliate or Representative thereof on a nonconfidential basis from a source other than the disclosing party or any affiliate or Representatives of the disclosing party, provided that such source is not known by the disclosing party or its affiliates or Representatives to be subject to any confidentiality agreement or other legal restriction on disclosing such information and (iv) information that has been independently acquired or developed by the receiving party or its affiliates or Representatives without violating the obligations of this Section 5.02(b).

    5.03 NO SOLICITATION. Unless and until this Agreement shall have been properly terminated by either party pursuant to Section 8.01 hereof, neither the Seller nor any of its subsidiaries shall (and the Seller and the Seller Bank shall use all commercially reasonable efforts to cause its Representatives, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, initiate or participate in any discussions or negotiations with, or, subject to the fiduciary obligations of the Seller's Board of Directors (as advised in writing by outside counsel), provide any information to, any corporation, partnership, person or other entity or group (other than the Buyer and its affiliates or Representatives) concerning any merger, tender offer, sale of substantial assets, sale of shares of capital stock or debt securities or similar transaction involving the Seller or the Seller Bank (an

"Acquisition Transaction"). Notwithstanding the foregoing, nothing contained in this Section 5.03 shall prohibit the Seller or its Board of Directors from taking and disclosing to the Seller's stockholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making such disclosure to the Seller's stockholders which, in the judgment of the Board of Directors with the written advice of outside counsel, may be required under applicable law. The Seller will immediately communicate to the Buyer the terms of any proposal, discussion, negotiation or inquiry relating to an Acquisition Transaction and the identity of the party making such proposal or inquiry which it may receive in respect of any such transaction (which shall mean that any such communication shall be delivered no less promptly than by telephone within 24 hours of the Seller's receipt of any such proposal or inquiry) or its receipt of any request for information from the Federal Reserve Board, the DOJ, or any other governmental agency or authority with respect to a proposed Acquisition Transaction.

    5.04  APPROVAL OF STOCKHOLDERS; REGULATORY MATTERS; CONSENTS.

        (a) The Seller will (i) as promptly as practicable, take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the "Seller Stockholders Meeting") for the purpose of approving this Agreement and the Merger, and for such other purposes as may be, in Seller's reasonable judgment, necessary or desirable, (ii) subject to the fiduciary responsibility of the Board of Directors of the Seller as advised by counsel in writing, recommend to its stockholders the approval of the aforementioned matters to be submitted by it to its stockholders, and
    (iii) cooperate and consult with the Buyer with respect to each of the foregoing matters.

        (b) As soon as practicable after the date hereof, the Seller shall file the Seller Proxy Statement with the SEC under the Exchange Act and shall use all reasonable efforts to have the Seller Proxy Statement cleared by the SEC. The Buyer and the Seller shall cooperate with each other in the preparation of the Seller Proxy Statement and the Seller shall notify the Buyer promptly of the receipt of any comments of the SEC with respect to the Seller Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to the Buyer promptly copies of all correspondence between the Seller or any representative of the Seller and the SEC. The Seller shall give the Buyer and its counsel the opportunity to review the Seller Proxy Statement prior to its being filed with the SEC and shall give Buyer and its counsel the opportunity to review all amendments and supplements to the Seller Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Buyer and the Seller agrees to use all reasonable efforts, after consultation with the other party hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Seller Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Seller Common Stock entitled to vote at the Seller Stockholders Meeting referred to in Section 5.04(a) hereof at the earliest practicable time.

        (c) The Seller and the Buyer shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Seller or the Buyer, as the case may be, and any of their respective subsidiaries, which appears in the Seller Proxy Statement, any filing made with, or written materials submitted to, any third party or any government regulatory body, department, agency or authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and government regulatory bodies, departments, agencies or authorities necessary or advisable to consummate the transactions contemplated by this Agreement, and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein and therein.

        (d) The Buyer and the Seller shall, upon request, furnish each other with all information concerning themselves, their subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Seller Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Buyer, the Seller or any of their respective subsidiaries to any governmental regulatory body, department, agency or authority in connection with the Merger and the other transactions contemplated by this Agreement.

        (e) Each of the Seller and the Buyer will cooperate with the other and use all reasonable efforts to prepare all necessary documentation, to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement.

    5.05 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to, as promptly as practicable, take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, the Bank Merger Agreement or to vest the Buyer with full title to all properties, assets, rights, approvals, immunities and franchises of the Seller. In case at any time after the Effective Time any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, the Bank Merger Agreement or to vest the Buyer with full title to all properties, assets, rights, approvals, immunities and franchises of the Seller, the proper officers and directors of each party to this Agreement shall take all such necessary action.

    5.06 PUBLIC ANNOUNCEMENTS. From the date of this Agreement to the Closing Date, neither of the parties hereto shall make or send a Public Announcement unless the other party shall have first been afforded reasonable opportunity to review and comment on the text of such Public Announcement prior to the delivery of the same; PROVIDED, HOWEVER, that nothing in this Section shall prohibit any party hereto from making any Public Announcement which its legal counsel deems necessary under law, if it makes a good faith effort to obtain the other party's comment to the text of the Public Announcement before making it public.

    5.07 THE MERGER SUBSIDIARY. At or prior to the Effective Time, the Buyer will organize the Merger Subsidiary under the laws of The Commonwealth of Massachusetts. The authorized capital stock of the Merger Subsidiary shall consist of one hundred (100) shares of common stock, $0.01 par value per share ("Merger Subsidiary Common Stock"), all of which shares will be directly owned by the Buyer. The Buyer will cause all outstanding shares of capital stock of the Merger Subsidiary to be voted in favor of this Agreement and the Merger and not to be voted to modify or rescind, or otherwise permit the modification or rescission of, such vote prior to a termination of this Agreement in accordance with Section 8.01 hereof.

    5.08  EMPLOYMENT AND BENEFIT MATTERS.

        (a) BENEFITS AFTER THE CLOSING DATE. The Buyer agrees that any terminations of Seller Employees (as defined below) from employment of the Seller, the Seller Bank or any successor thereto to be made by the Buyer in connection with the Merger or the Bank Merger shall be made within six (6) months after the Closing Date. The Buyer agrees to provide the employees of the Seller and its subsidiaries who remain employed after the Closing Date (collectively, the "Seller Employees") with the types and levels of employee benefits maintained by the Buyer for similarly situated employees of the Buyer or the Buyer Bank. The Buyer will treat the service of Seller Employees with Seller and/or the Seller Bank as service rendered to Buyer or Buyer Bank for purposes of eligibility to participate, vesting and for other appropriate benefits, but not for the benefit accrual (including minimum pension amount) or benefit payment, early retirement subsidies, minimum pension benefits or post-retirement welfare benefits, under any pension benefit plan or welfare plan of Buyer or Buyer Bank extended to Seller Employees. Notwithstanding the foregoing, from and after the Effective Time until the date which is six (6) months thereafter, the Buyer shall provide to all Seller Employees whose employment with Seller, Seller Bank or any successor thereto is terminated during such time, with severance pay equal to two weeks pay for every year such Seller Employee was employed by the Seller or the Seller Bank; PROVIDED, that in no event shall a Seller Employee receive severance pay equal to less than four (4) weeks pay or greater than twenty-six (26) weeks pay. The Buyer and the Seller agree that the rights and obligations of the Buyer, the Seller and the Seller Bank under the Special Termination Agreement, dated as of August 1, 1997, by and between the Seller Bank and Mark A. Osborne shall be covered by that certain Letter Agreement, dated as of the date hereof, by and between the Buyer, the Seller, the Seller Bank and Mark A. Osborne. On the Closing Date, the Buyer, the Buyer Bank and Mark A. Osborne shall enter into an Employment Agreement in substantially the form attached hereto as Exhibit E.

        (b) BENEFITS BEFORE THE CLOSING DATE. Promptly after the date hereof, the Seller will accelerate vesting in all outstanding Seller stock options granted to Seller Employees or directors of the Seller or the Seller Bank. Promptly after the date hereof, the Seller shall take all steps necessary to terminate the Seller Non-Qualified Executive Retirement Plan in accordance with the terms thereof. Except as otherwise provided in this Section 5.08(b), on or prior to the Closing Date, the Seller shall terminate all Seller Pension Plans, Seller Benefit Plans or Seller Other Plans and the Buyer shall have no obligation to any Seller Employee or any other Person thereunder.

    5.09 TERMINATION OF CERTAIN PLANS. On the date hereof, the Seller shall take all steps necessary to terminate the Seller Stock Purchase Plan and the Seller Automatic Dividend Reinvestment Plan each in accordance with the terms thereof.

    5.10 ADDITIONAL UNDERTAKINGS. Within three (3) business days of the date hereof, the Seller will cause to be filed on its behalf an election with the Massachusetts Department of Revenue to be treated as a Massachusetts securities corporation.

    5.11 ACCOUNTANTS' LETTERS. The Seller shall use all reasonable efforts to cause to be delivered to the Buyer letters from its independent public accountants, dated the date on which the Seller Proxy Statement is mailed to stockholders of the Seller pursuant to Section 5.04 hereof and dated the date of the Closing, relating to the financial condition of the Seller and the transactions contemplated by this Agreement, and addressed to the Buyer, in form and substance which is reasonably satisfactory to the Buyer and customary in transactions of the nature contemplated hereby.

    5.12 MAINTENANCE OF RECORDS. Through the Effective Time, the Seller will maintain the Records in the same manner and with the same care that the Records have been maintained prior to the execution of this Agreement. The Buyer may, at its own expense, make such copies of and excerpts from the Records as it may deem desirable. All Records, whether held by the Buyer or the Seller, shall be maintained for such periods as are required by law, unless the parties shall, applicable law permitting, agree in writing to a different period.

    5.13 LEASES. The Seller shall consult with the Buyer before renewing or extending any material lease of the Seller or the Seller Bank of real property or lease relating to furniture, fixtures or equipment that is currently in effect but that would otherwise expire on or prior to the Effective Time. The Seller shall not cancel, terminate or take other action that is likely to result in any cancellation or termination of any such lease without prior written notice to the Buyer.

    5.14 ADVICE OF CHANGES. The Seller shall promptly advise the Buyer of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein. Upon the request of the Buyer, which shall be no more often than at reasonable intervals, from time to time prior to the Effective Time, and in any event on the date which is five (5) days prior to the Effective Time, the Seller will promptly supplement or amend the Seller Disclosure Schedules delivered in connection with the execution of this Agreement to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedules or which is necessary to correct any information in such Disclosure Schedules which has been rendered inaccurate thereby. No supplement or amendment to such Disclosure Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 6.02(a) hereof or the compliance by the Seller with the covenants set forth in Sections 5.01.

    5.15 SIMULTANEOUS EXECUTION OF BANK MERGER AGREEMENT. Simultaneously herewith, the Buyer Bank and the Seller Bank are executing the Bank Merger Agreement. The Buyer, with respect to the Buyer Bank, and the Seller, with respect to the Seller Bank, shall each cause the Bank Merger Agreement to be approved as the sole stockholder of the Buyer Bank and the Seller Bank, respectively.

    5.16 DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE. (a) After the Effective Time, the Buyer shall honor the indemnification provisions for officers and directors currently set forth in the Articles of Organization (or charter or other organizational documents) and By-Laws of the Seller and its subsidiaries with respect to acts and omissions taken prior to the Effective Time by such officers and directors, including but not limited to any acts and omissions taken in connection with this Agreement or the transactions contemplated thereby, but only to the extent permitted by federal and Massachusetts law and regulations.

    (b) The Buyer shall maintain the Seller's (including its subsidiaries') existing directors' and officers' liability insurance (the "D&O Insurance") covering persons who are currently covered by the Seller's D&O Insurance for a period of three (3) years after the Effective Time on terms no less favorable than those in effect on the date hereof; PROVIDED, HOWEVER, that the Buyer may substitute therefor policies providing at least comparable coverage and containing terms and conditions no less favorable than those in effect on the date hereof; and provided, further, that for any year of coverage provided for hereunder, the Buyer shall not be required to expend in excess of 200% of the current annual premium paid by the Seller to secure coverage.

                                   ARTICLE VI

                               CLOSING CONDITIONS

    6.01 CONDITIONS TO EACH PARTY'S OBLIGATIONS UNDER THIS AGREEMENT. The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, none of which may be waived:

        (a) STOCKHOLDER'S APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Seller Common Stock or such greater number as may be required pursuant to the Articles of Organization of the Seller in accordance with applicable law.

        (b) GOVERNMENTAL CONSENTS. All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any governmental or regulatory authority or agency (all of the foregoing being referred to as "Consents") which are necessary for the consummation of the Merger and the Bank Merger, if the Buyer has determined to proceed with the Bank Merger, shall have been filed, occurred or been obtained (all such authorizations, orders, declarations, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory Approvals shall be in full force and effect.

        (c) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect.

    6.02 CONDITIONS TO THE OBLIGATIONS OF THE BUYER UNDER THIS AGREEMENT. The obligations of the Buyer under this Agreement shall be further subject to the satisfaction of or waiver by the Buyer, at or prior to the Effective Time, of the following conditions:

        (a) ABSENCE OF MATERIAL ADVERSE CHANGES. There shall not have occurred any change in the business, assets, financial condition or results of operations of the Seller or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Seller or any of its subsidiaries.

        (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The obligations of the Seller required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as otherwise specifically contemplated by this Agreement and except as to any representation or warranty which specifically relates to an earlier date) and the Buyer shall have received a certificate to that effect signed by the chairman or president and other executive officer of the Seller acceptable to the Buyer.

        (c) THIRD-PARTY APPROVALS. Any and all permits, consents, waivers, clearances, approvals and authorizations of all non-governmental and non-regulatory third parties which are necessary in connection with the consummation of the transactions contemplated by this Agreement and are required to be received or obtained by the Seller, shall have been obtained by the Seller, other than permits, consents, waivers, clearances, approvals and authorizations the failure of which to obtain would neither make it impossible to consummate the Merger nor result in any Material Adverse Effect with respect to the Seller.

    6.03 CONDITIONS TO THE OBLIGATIONS OF THE SELLER UNDER THIS AGREEMENT. The obligations of the Seller under this Agreement shall be further subject to the satisfaction of or waiver by the Seller, at or prior to the Effective Time, of the following conditions:

        (a) ABSENCE OF MATERIAL ADVERSE CHANGES. There shall not have occurred any change in the business, assets, financial condition or results of operations of the Buyer or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Buyer.

        (b) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The obligations of the Buyer required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as otherwise specifically contemplated by this Agreement and except as to any representation or warranty which specifically relates to an earlier date) and the Seller shall have received a certificate to that effect signed by the chairman or president and the chief financial officer or chief accounting officer of the Buyer.

        (c) THIRD-PARTY APPROVALS. Any and all permits, consents, waivers, clearances, approvals and authorizations of all non-governmental and non-regulatory third parties which are necessary in connection with the consummation of the transactions contemplated by this Agreement and the Bank Merger Agreement and are required to be received or obtained by the Buyer, shall have been obtained by the Buyer, other than permits, consents, waivers, clearances, approvals and authorizations the failure of which to obtain would neither make it impossible to consummate the Merger or the Bank Merger nor result in a Material Adverse Effect on the Buyer (on a consolidated basis with the Seller) after the Merger.

                                  ARTICLE VII

                                    CLOSING

    7.01 TIME AND PLACE. Subject to the provisions of Articles VI and VIII hereof, the Closing of the transactions contemplated hereby shall take place at the Boston, Massachusetts offices of Bingham Dana LLP at 10:00 A.M., local time, on the first business day after the date on which all of the conditions contained in Article VI are satisfied or waived; or at such other place, at such other time, or on such other date as the Seller and the Buyer may mutually agree upon for the Closing to take place.

    7.02 DELIVERIES AT THE CLOSING. Subject to the provisions of Articles VI and VIII hereof, at the Closing there shall be delivered to the Seller and the Buyer, the opinions, certificates, and other documents and instruments required to be delivered under Article VI hereof.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

    8.01 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the transactions contemplated hereby by the Seller's stockholders:

        (a) by mutual written consent of the Seller and the Buyer authorized by their respective Boards of Directors;

        (b) by the Seller or the Buyer if the Effective Time shall not have occurred on or prior to June 30, 1998 (the "Termination Date") or such later date as shall have been agreed to in writing by the Buyer and the Seller;

        (c) by the Buyer or the Seller if any governmental or regulatory authority or agency, or court of competent jurisdiction, shall have issued a final permanent order or Injunction enjoining, denying approval of, or otherwise prohibiting the consummation of the Merger or the Bank Merger and the time for appeal or petition for reconsideration of such order or Injunction shall have expired without such appeal or petition being granted;

        (d) by the Buyer or the Seller (provided that the terminating party is not then in material breach of any representation, warranty or covenant or other agreement contained herein or in the Seller Option Agreement) if the approval of the Seller's stockholders specified in Section 5.04 shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of the Seller's stockholders or at any adjournment thereof; or

        (e) by the Board of Directors of the Buyer or the Board of Directors of the Seller (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein or in the Seller Option Agreement), in the event of a material breach by the other party of any representation, warranty, covenant or other agreement contained herein or in the Seller Option Agreement which breach is not cured after fifteen (15) days written notice thereof is given to the party committing such breach.

    8.02 EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Seller or the Buyer as provided above, this Agreement shall forthwith become null and void (other than Sections 5.02(b) and 9.01 hereof, which shall remain in full force and effect) and there shall be no further liability on the part of the Seller or the Buyer or their respective officers or directors to the other, except (i) any liability of the Seller and the Buyer under said Sections 5.02(b) and 9.01, (ii) that the Seller Option

Agreement shall be governed by its own terms as to termination, and (iii) in the event of a willful breach of any representation, warranty, covenant or agreement contained in this Agreement, in which case, the breaching party shall remain liable for any and all damages, costs and expenses, including all reasonable attorneys' fees, sustained or incurred by the non-breaching party as a result thereof or in connection therewith or with the enforcement of its rights hereunder.

    8.03 AMENDMENT, EXTENSION AND WAIVER. Subject to applicable law and as may be authorized by their respective Boards of Directors, at any time prior to the consummation of the transactions contemplated by this Agreement or termination of this Agreement in accordance with the provisions of Section 8.01 hereof, whether before or after approval thereof by the stockholders of the Seller, the Buyer and the Seller may, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of any other party hereto,
(c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI (other than Section 6.01) hereof; PROVIDED, HOWEVER, that after any approval of the transactions contemplated by this Agreement by the Seller's stockholders, there may not be, without further approval of such stockholders, any amendment, extension or waiver of this Agreement which reduces the amount or changes the form of the consideration to be delivered to the stockholders of the Seller hereunder other than as contemplated by this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE IX

                                 MISCELLANEOUS

    9.01 EXPENSES. Except as may otherwise be agreed to hereunder or in other writing by the parties, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

    9.02 SURVIVAL. None of the representations, warranties, covenants and agreements of the Seller or the Buyer shall survive after the Effective Time, except for the agreements and covenants contained or referred to in Article II,
Section 5.02(b), the last sentence of Section 5.05, and Section 5.08 which agreements and covenants shall survive the Effective Time.

    9.03 NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by telecopy, cable, telegram or telex addressed as follows:

(a) If to the Seller, to:

Emerald Isle Bancorp, Inc.
730 Hancock Street
Quincy, Massachusetts 02170
Attention:   Mark A. Osborne, Chairman, President and CEO
             Tel: 617-479-5001

with a required copy to:

Roche, Carens & DeGiacomo, P.C.
99 High Street
Boston, Massachusetts 02110
Attention:   Michael T. Putziger, Esq.
             Tel: 617-457-4000
             Fax: 617-482-3868

(b) If to the Buyer, to:

Eastern Bank Corporation
112 Market Street
Lynn, Massachusetts 01901-1125
Attention:   Stanley J. Lukowski, Chairman, President and CEO
             Tel: 617-599-2100
             Fax: 617-598-7999

with required copies to:

Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110
Attention:   Neal J. Curtin, Esq.
             and
             Stephen H. Faberman, Esq.
             Tel: 617-951-8000
             Fax: 617-951-8736

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

    9.04 PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties, and that nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

    9.05 COMPLETE AGREEMENT. This Agreement, including the documents and other writings referred to herein or delivered pursuant hereto contains the entire agreement and understanding of the parties with respect to its subject matter. Except as set forth in this Agreement or in the Disclosure Schedules, there are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements, including without limitation, the Confidentiality Agreement, and understandings between the parties, both written and oral, with respect to its subject matter.

    9.06 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to be an original and shall become effective when a counterpart has been signed by each of the parties and delivered to each of the other parties.

    9.07 GOVERNING LAW. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof.

    9.08 CAPTIONS. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    9.09 EFFECT OF INVESTIGATIONS. No investigation by the parties hereto made heretofore or hereafter, whether pursuant to this Agreement or otherwise shall affect the representations and warranties of the parties which are contained herein and each such representation and warranty shall survive such investigation, subject, however, to Section 9.02 hereof.

    9.10 SEVERABILITY. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the purposes and intents of this Agreement.

    9.11 SPECIFIC ENFORCEABILITY. The parties recognize and hereby acknowledge that it is impossible to measure in money the damages that would result to a party by reason of the failure of either of the parties to perform any of the obligations imposed on it by this Agreement. Accordingly, if any party should institute an action or proceeding seeking specific enforcement of the provisions hereof, each party against which such action or proceeding is brought hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

    IN WITNESS WHEREOF, the Seller and the Buyer have caused this Agreement to be executed as a sealed instrument by their duly authorized officers as of the day and year first above written.

                                          EASTERN BANK CORPORATION

                                          By: /s/Stanley J. Lukowski____________
                                            Title: President and Chief Executive
                                          Officer EMERALD ISLE BANCORP, INC.

                                          By: /s/Mark A. Osborne________________
                                            Title: President and Chief Executive
                                          Officer

                                                                      APPENDIX B

                              AGREEMENT OF MERGER
                                 by and between
                                  EASTERN BANK
                                      and
                           THE HIBERNIA SAVINGS BANK
                              under the charter of
                                  EASTERN BANK

    This AGREEMENT OF MERGER (this "Agreement"), dated as of October 22, 1997 by and between (i) EASTERN BANK ("Buyer Bank"), a Massachusetts stock savings bank and wholly-owned subsidiary of Eastern Bank Corporation (the "Buyer"), being located at 112 Market Street, in the City of Lynn, County of Essex, in The
Commonwealth of Massachusetts, with a capital of $         , divided into
      shares of common stock, each of $         par value, surplus of $
, and undivided profits, including capital reserves, of $         , as of
September 30, 1997, and (ii) THE HIBERNIA SAVINGS BANK ("Seller Bank"), a Massachusetts stock savings bank and wholly-owned subsidiary of Emerald Isle Bancorp, Inc. (the "Seller"), being located at 730 Hancock Street, in the City of Quincy, County of Norfolk, in The Commonwealth of Massachusetts, with a
capital of $         , divided into       shares of common stock, of $
par value, surplus of $         , and undivided profits, including capital
reserves, of $         , as of September 30, 1997:

    WHEREAS, the Board of Trustees of the Buyer and the Board of Directors of the Seller have approved, and deem it advisable and in the best interests of their respective organizations and, with respect to the Seller, to its stockholders to consummate, the business combination transaction set forth in the Affiliation Agreement (the "Parent Acquisition Agreement"), dated as of October 22, 1997, by and between the Buyer and the Seller, and in accordance with the terms and conditions of the Parent Acquisition Agreement, a wholly-owned subsidiary of the Seller Bank shall be merged with and into the Seller, with the Seller as the surviving corporation of the merger (the "Parent Merger");

    WHEREAS, not less than a majority of each of the Boards of Directors of Buyer Bank and Seller Bank have approved, and deem it advisable to consummate, the Bank Merger provided for herein, in accordance with the provisions of Massachusetts General Laws ("M.G.L.") Chapter 168, Section 34D;

    NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, guaranties and agreements set forth herein and in the Parent Acquisition Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.

    At the Effective Time of the Bank Merger (as defined below) and subject to the terms and conditions of this Agreement, the Seller Bank shall merge (the "Bank Merger") with and into the Buyer Bank, under the charter of Buyer Bank (Buyer Bank is sometimes referred to herein as the "Surviving Bank"), and upon the effectiveness of the Bank Merger all of the issued and outstanding shares of capital stock of the Seller Bank shall automatically be converted and exchangeable for shares of capital stock of the Surviving Bank in accordance with Section 7 hereof.

SECTION 2.

    Subject to the terms and conditions of, and upon satisfaction of all of the legal requirements specified in this Agreement, including without limitation, the receipt of the approvals of the Commissioner of Banks of The Commonwealth of Massachusetts (the "Commissioner") required by Section 34D of Chapter 168 of the M.G.L. and the Federal Deposit Insurance Corporation ("FDIC") required by Title 12 of the United States Code, the Bank Merger shall become effective upon the date specified in the approval to be issued by the Commissioner under the seal of his office approving the Bank Merger. The specific time on such date at which the Bank Merger shall become effective shall be the time at which Buyer Bank and Seller Bank file articles of merger (the "Articles of Merger") with the Secretary of State of The Commonwealth of Massachusetts or such other time specified in the Articles of Merger. As used in this Agreement, the term "Effective Time of the Bank Merger" shall mean the date and time when the Bank Merger becomes effective.

SECTION 3

    The closing of the Bank Merger will take place immediately prior to the Parent Merger on the date and at the time specified in the Parent Acquisition Agreement with respect to the Parent Merger or at such other time, and date as may be agreed to by the parties hereto (the "Closing Date").

SECTION 4.

    Upon the Effective Time of the Bank Merger, the corporate existence of the Seller Bank, as provided by the foregoing section and as provided by Section 34D of Chapter 168 of the M.G.L. shall be merged into and continued in the Surviving Bank, which shall be deemed to be the same corporation as the Seller Bank and the Buyer Bank. The business of the Surviving Bank shall be that of a Massachusetts stock savings bank. This business shall be conducted by the Surviving Bank at its main office which shall be 112 Market Street, Lynn, Massachusetts, and at its legally established branches. Upon the Effective Time of the Bank Merger, the main office and each of the branch offices of the Buyer Bank and the Seller Bank established and authorized immediately prior to the Effective Time of the Bank Merger shall become established and authorized branch offices of the Surviving Bank.

SECTION 5.

    Immediately following the Effective Time of the Bank Merger, the Surviving Bank shall have capital stock and surplus which shall be equal to the capital stock and surplus of the Buyer Bank as stated in the preamble to this Agreement, adjusted, however, to reflect the completion of the Bank Merger and the attendant conversion of the outstanding shares of the Seller Bank's capital stock into shares of the Buyer Bank's capital stock in accordance with Section 7 hereof. Immediately following the Effective Time of the Bank Merger, the Surviving Bank shall have undivided profits, including capital reserves, which when combined with capital and surplus will be equal to the combined capital structures of the Buyer Bank and the Seller Bank as stated in the preamble to this Agreement, adjusted, however, for normal earnings and expenses.

SECTION 6.

    Upon the Effective Time of the Bank Merger, all rights, franchises and interests of the Seller Bank in and to every type of property (real, personal and mixed) and choses in action shall be transferred to and vested in the Surviving Bank by virtue of the Bank Merger without any deed or other transfer. The Surviving Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, designations, and nominations, and all other rights and interests as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver and committee of estates of lunatics, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by Buyer Bank and Seller Bank immediately prior to the Effective Time of the Merger.

    Upon the Effective Time of the Bank Merger, the Surviving Bank shall be liable for all liabilities of the Seller Bank, including all deposits, debts, obligations and contracts of the Seller Bank, matured or unmatured, whether accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account or records of the Seller Bank and all rights of creditors or obligees and all liens on property of the Seller Bank shall be preserved unimpaired.

SECTION 7.

    With respect to the capital stock of the Buyer Bank, the presently
outstanding [      ] shares of common stock of the Buyer Bank, each of $[      ]
par value, shall remain outstanding shares of capital stock of the Surviving Bank immediately following the Effective Time of the Bank Merger and the holders of such shares shall retain all of their present rights thereunder. With respect to the capital stock of the Seller Bank, each of the presently outstanding
[      ] shares of common stock of the Seller Bank, each of $[      ] par value,
shall, IPSO FACTO and without any action on the part of the holder thereof, be converted into and become exchangeable for such number of shares or fraction of
a share of common stock of the Surviving Bank, par value $[      ] per share,
based upon the aggregate fair market value of the Seller Bank's shares of common stock as compared to the aggregate fair market value of the Buyer Bank's shares of common stock, in each case as such shares are issued and outstanding immediately prior to the Effective Time of the Bank Merger.

SECTION 8.

    The board of directors and principal officers of the Buyer Bank in place and holding office immediately prior to the Effective Time of the Bank Merger shall continue to serve as the board of directors and principal officers of the Surviving Bank, each to hold office in accordance with the articles of organization and by-laws of the Surviving Bank until such time as their respective successors are duly elected or appointed and qualified.

SECTION 9.

    The articles of organization and by-laws of the Buyer Bank in effect immediately prior to the Effective Time of the Bank Merger shall constitute the articles of organization and by-laws of the Surviving Bank.

SECTION 10

    During the period from the date of this Agreement to the Effective Time of the Bank Merger, the Seller Bank agrees to observe and perform all applicable agreements and covenants thereof contained in the Parent Acquisition Agreement.

SECTION 11.

    The respective obligations of the Buyer Bank and the Seller Bank to effect the Bank Merger shall be subject to the satisfaction prior to the Effective Time of the Bank Merger of the following conditions:

        (a) Each condition contained in the Parent Acquisition Agreement to the consummation of the Parent Merger (as such term is defined in the Parent Acquisition Agreement) shall have been satisfied (or waived as provided in the Parent Acquisition Agreement).

        (b) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Bank Merger contemplated hereunder shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental agency or authority which prohibits, restricts or makes illegal the consummation of the Bank Merger.

        (c) This Agreement and the transactions contemplated hereby shall have been duly approved, ratified and confirmed in accordance with the respective articles of association or articles of organization, as applicable, and by-laws of the Buyer Bank and the Seller Bank by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of each of the Buyer Bank and the Seller Bank entitled to vote thereon, each such vote to be adopted at a duly called and held meeting of such stockholder(s) or, if permissible under applicable law or otherwise, by the unanimous written consent of such stockholder(s) in lieu thereof.

        (d) All necessary approvals or consents of, notices to, or other filings with, all requisite governmental agencies or authorities relating to the Bank Merger, including without limitation the necessary approval of the FDIC under 12 U.S.C. Section 1828(c) and the Commissioner under ch. 168 M.G.L.
    Section 34D, shall have been obtained, filed or submitted or shall have otherwise occurred and shall continue to be in full force and effect. In addition, all consents, approvals or permits of, and notices to, any nongovernmental third parties that are necessary to consummate the Bank Merger shall have been obtained or delivered or shall have otherwise occurred and shall continue to be in full force and effect.

SECTION 12.

    This Agreement shall be terminated immediately and without any action on the part of either the Buyer Bank or the Seller Bank upon any termination of the Parent Acquisition Agreement in accordance with the terms thereof. This Agreement may be terminated at any time prior to the Effective Time of the Bank Merger by mutual consent of the Buyer Bank and the Seller Bank evidenced by a written instrument, if the Board of Directors of each so determines by a vote of not less than a majority of its members. In the event of the termination of this Agreement as provided herein, this Agreement shall forthwith become null and void and of no further force or effect and there shall be no liability or obligation under this Agreement on the part of the parties hereto or any of their respective offices, directors or affiliates.

SECTION 13.

    This Agreement may be adopted, certified and executed in separate counterparts, each of which shall be considered one and the same Agreement and shall become effective when all counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

SECTION 14.

    Except as otherwise set forth in this Agreement (including any documents or instruments referred to herein), this Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

    IN WITNESS WHEREOF, Buyer Bank and Seller Bank have caused this Agreement to be executed in counterparts by their duly authorized officers and their corporate seals to be hereunto affixed as of the date first-above written.

Attest:                                        EASTERN BANK

                                               By:
----------------------------------             ------------------------------
Name:
Title:

                                               By:
                                               ------------------------------

Attest:                                        THE HIBERNIA SAVINGS BANK

                                               By:
----------------------------------             ------------------------------
Name:
Title:

                                               By:
                                               ------------------------------

                                                                      APPENDIX C

                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT, dated as of October 22, 1997, between EMERALD ISLE BANCORP, INC., a Massachusetts corporation (the "Issuer") and EASTERN BANK CORPORATION, a Massachusetts corporation (the "Grantee").

    WHEREAS, the Grantee and the Issuer have entered into an Affiliation Agreement of even date herewith (as amended and in effect from time to time, the "Acquisition Agreement"), which agreement is being executed by the parties thereto prior to the execution of this Agreement; and

    WHEREAS, as a condition to the Grantee's entry into the Acquisition Agreement and in consideration for such entry, the Issuer has agreed to grant the Grantee the Option (as hereinafter defined);

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Acquisition Agreement, the parties hereto agree as follows:

    1. (a) The Issuer hereby grants to the Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 447,707 fully paid and nonassessable shares (the "Option Shares") of common stock, par value $1.00 per share, of the Issuer ("Common Stock") at a price of Twenty-Six Dollars ($26) per share (the "Option Price"). The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth provided that in no event shall the number of shares for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock (without giving effect to any shares of Common Stock issued pursuant to the Option) less the number of shares previously issued pursuant to exercise of the Option.

    (b) In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to exercise of the Option pursuant to this Agreement or as contemplated by Section 5(a) of this Agreement), including, without limitation, pursuant to stock option or other employee plans or as a result of the exercise of conversion rights, the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, it equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this
Section 1(b) or elsewhere in this Agreement shall be deemed to authorize the Issuer or the Grantee to breach any provision of the Acquisition Agreement.

    2. (a) The Holder (as such term is defined in paragraph (c) below) may exercise the Option, in whole or in part, if, but only if, both an Initial Triggering Event (as defined in paragraph (e) below) and a Subsequent Triggering Event (as defined in paragraph (f) below) shall have occurred prior to the occurrence of an Exercise Termination Event (as defined in paragraph (b) below), PROVIDED that the Holder shall have sent the written notice of such exercise (as provided in paragraph (h) of this Section 2) within thirty (30) days following such Subsequent Triggering Event and prior to the Exercise Termination Event.

    (b) The term "Exercise Termination Event" shall mean the earliest of (i) the Effective Time, (ii) any termination of the Acquisition Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event, and (iii) in the event of any termination of the Acquisition Agreement in accordance with the provisions thereof after the occurrence of an Initial Triggering Event, the passage of twelve (12) months after such termination. Notwithstanding the termination of the Option, the Grantee shall be entitled to purchase those Option Shares with respect to which it has exercised the Option in whole or in part prior to the termination of the Option.

    (c) The term "Holder" shall mean the holder or holders of the Option.

    (d) The term "Schedule 13G Investor" shall mean any person holding voting securities of the Issuer eligible to report the beneficial ownership of such securities on Schedule 13G pursuant to the provisions of Rule 13d-1 under the Exchange Act.

    (e) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

        (i) The Issuer or any subsidiary of the Issuer, without having received the Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction with any Person (the term "Person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Exchange Act and the rules and regulations thereunder), other than the Grantee or any subsidiary of the Grantee, or, without the consent of the Grantee, the Board of Directors of the Issuer shall have approved an Acquisition Transaction or recommended that the shareholders of the Issuer approve or accept any Acquisition Transaction other than as contemplated by the Acquisition Agreement. For purposes of this Agreement, the term "Acquisition Transaction" shall mean (A) a merger or consolidation, or any similar transaction, with the Issuer or any Significant Subsidiary of the Issuer, or any subsidiary of the Issuer which, after such transaction, would be a Significant Subsidiary of the Issuer, (B) a purchase, lease or other acquisition of all or substantially all of the assets of the Issuer or any Significant Subsidiary of the Issuer or (C) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing ten percent (10%) or more of the voting power of the Issuer or any Significant Subsidiary of the Issuer;

        (ii) Any Person, other than the Grantee or any subsidiary of the Grantee or the Issuer in a fiduciary capacity, and other than a Schedule 13G Investor, shall have acquired beneficial ownership (as hereinafter defined) or the right to acquire beneficial ownership of ten percent (10%) or more of the outstanding shares of Common Stock if such Person owned beneficially less than ten percent (10%) of the outstanding shares of Common Stock on the date of this Agreement, or any Person shall have acquired beneficial ownership of an additional three percent (3%) of the outstanding shares of Common Stock if such Person owned beneficially ten percent (10%) or more of the outstanding shares of Common Stock on the date of this Agreement (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and in the rules and regulations thereunder);

        (iii) Any Person, other than the Grantee or any subsidiary of the Grantee, shall have made a bona-fide proposal to the Issuer or its shareholders to engage in an Acquisition Transaction by public announcement or written communication that shall be or become the subject of public disclosure; or

        (iv) Any Person other than the Grantee or any subsidiary of the Grantee, other than in connection with a transaction to which the Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board or other federal or state bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction;

        (v) After any Person other than the Grantee or any subsidiary of the Grantee has made a proposal to the Issuer or its shareholders to engage in an Acquisition Transaction, the Issuer shall have breached any covenant or obligation contained in the Acquisition Agreement and such breach (A) would entitle the Grantee to terminate the Acquisition Agreement and (B) shall not have been remedied prior to the Notice Date (as defined in paragraph (h) below); or

        (vi) Any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange
    Act) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 50% or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively).

    (f) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

        (i) The acquisition by any Person (other than a Schedule 13G Investor) of beneficial ownership of fifteen percent (15%) or more of the then outstanding Common Stock; or

        (ii) The occurrence of the Initial Triggering Event described in subparagraph (i) of paragraph (e) of this Section 2, except that the percentage referenced in clause (C) thereof shall be fifteen percent (15%) in lieu of ten percent (10%).

    (g) The Issuer shall notify the Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by the Issuer shall not be a condition to the right of the Holder to exercise the Option.

    (h) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to the Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares of Common Stock it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three (3) business days nor later than sixty
(60) business days from the Notice Date for the closing of such purchase (the "Closing"); PROVIDED that if prior notification to or approval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. The term "business day" for purposes of this Agreement means any day, excluding Saturdays, Sundays and any other day that is a legal holiday in The Commonwealth of Massachusetts or a day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive order to close.

    (i) At the Closing, the Holder shall pay to the Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by the Issuer, PROVIDED that failure or refusal of the Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

    (j) At such Closing, simultaneously with the delivery of immediately available funds as provided in paragraph (i) above, the Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to the Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

    (k) Certificates for the Common Stock delivered at a Closing hereunder may (in the sole discretion of the Issuer) be endorsed with a restrictive legend that shall read substantially as follows:

    "THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTION PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF OCTOBER 22, 1997, A COPY OF WHICH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR."

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if the shares have been sold or transferred in compliance with the provisions of this

Agreement and under circumstances that do not require the retention of such legend. In addition, such certificates shall bear any other legend as may be required by law.

    (l) Upon the giving by the Holder to the Issuer of the written notice of exercise of the Option provided for under paragraph (h) above, the tender of the applicable purchase price in immediately available funds and the tender of a copy of this Agreement to the Issuer, such Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

    3. The Issuer agrees (a) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without requiring the Issuer's stockholders to approve an increase in the number of authorized shares of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock, (b) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (c) promptly to take all action as may from time to time be required (including without limitation cooperating fully with any Holders in preparing any applications or notices required under the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, or any state banking law), in order to permit such Holders to exercise the Option and the Issuer duly and effectively to issue shares of Common Stock pursuant hereto, and (d) promptly to take all action provided herein to protect the rights of any Holders against dilution.

    4. This Agreement (and the Option granted hereby) is exchangeable, without expense, at the option of each Holder, upon presentation and surrender of this Agreement at the principal office of the Issuer, for other Agreements providing for Options of different denominations entitling the Holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute for all purposes and under all circumstances an additional contractual obligation on the part of the Issuer, whether or not this Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

    5. In addition to the adjustment in the number of Option Shares pursuant to
Section 1 of this Agreement, the number of Option Shares shall be subject to adjustment from time to time as provided in this Section 5.

        (a) (i) In the event of any change in the shares of Common Stock by reason of stock dividend, split up, merger, recapitalization, subdivision, conversion, combination, exchange of shares or similar transaction, the type and number of Option Shares, and the Option Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Grantee shall receive upon exercise of the Option the number and class of shares or other securities or property that the Grantee would have held immediately after such event if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable.

        (ii) The Issuer may make such increases in the number of Option Shares, in addition to those required under subparagraph (a)(i) above, as shall be determined by its Board of Directors to be advisable in order to avoid taxation, so far as practicable, of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

    (b) Whenever the number of Option Shares (or other securities) purchasable upon exercise hereof is adjusted as provided in this Section 5, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which is equal to the number of Option Shares prior to the adjustment and the denominator of which is equal to the number of Option Shares (or other securities) purchasable after the adjustment.

    6. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within thirty (30) days of such Subsequent Triggering Event (whether on the Grantor's own behalf or on the behalf of any subsequent Holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current, with respect to the Option and the Option Shares, a "shelf" registration statement under Rule 415 of the Securities Act or any successor provision, and Issuer shall use its best efforts to qualify such shares under any applicable state securities laws. Issuer will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect sales or other dispositions of Option Shares. Grantee shall have the right to demand two such registrations. Any registration statement prepared and filed under this Section 6, and any sales covered thereby, shall be at Issuer's expense, except for underwriting discounts or commissions, broker's fees and expenses and the fees and disbursements of Grantee's counsel related thereto. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of the Option or Option Shares as provided above, (i) Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and (ii) in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the inclusion of the Option or Option Shares would interfere with the successful marketing of the shares represented by the Option, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; PROVIDED, HOWEVER, that if such reduction occurs, the Issuer shall file a registration statement for the balance as promptly as practical and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If requested by any such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements for the Issuer.

    7. (a) Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, (i) at the request of any Holder, delivered within thirty (30) days following such occurrence (or such later period as provided in Section 10), the Issuer shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to the amount by which (A) the market/offer price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised, and (ii) at the request of any owner of Option Shares from time to time (the "Owner"), delivered within thirty (30) days following such occurrence (or such later period as provided in Section 10), the Issuer shall repurchase such number of the Option Shares from such Owner as the Owner shall designate at a price per share ("Option Share Repurchase Price") equal to the greater of (A) the market/offer price and (B) the average exercise price per share paid by the Owner for the Option Shares so designated. The term "market/offer price" shall mean the highest of (w) the price per share of the Common Stock at which a tender offer or exchange offer therefor has been made, (x) the price per share of the Common Stock to be paid by any Person, other than the Grantee or a subsidiary of the Grantee, pursuant to an agreement with the Issuer, (y) the highest sale price for shares of Common Stock within the six (6) month period immediately preceding the required repurchase of Options or Option Shares, as the case may be, or (z) in the event of a sale of all or substantially all of the Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of the Issuer as determined by a nationally recognized investment banking firm selected by a majority in the interest of the Holders or the Owners, as the case may be, and reasonably acceptable to the Issuer, divided by the number of shares of Common Stock of the Issuer outstanding at the time of such sale. In determining the market/ offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by a majority in interest of the Holders or the Owners, as the case may be, and reasonably acceptable to the Issuer.

    (b) Each Holder and Owner, as the case may be, may exercise its right to require the Issuer to repurchase the Option and any Option Shares pursuant to this Section 7 by surrendering for such purpose to the Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that such Holder or Owner elects to require the Issuer to repurchase this Option and/or Option Shares in accordance with the provisions of this Section 7. As promptly as practicable, and in any event within ten (10) business days (the "Payment Date") after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto (the "Surrender Date"), the Issuer shall deliver or cause to be delivered to each Holder the Option Repurchase Price and/or to each Owner the Option Share Repurchase Price therefor or the portion thereof that the Issuer is not then prohibited under applicable law and regulation from so delivering.

    (c) To the extent that the Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, or as a result of a written agreement or other binding obligation with a governmental or regulatory body or agency, from repurchasing the Option and/or the Option Shares in full, the Issuer shall immediately so notify each Holder and/or each Owner and thereafter deliver or cause to be delivered, from time to time, to such Holder and/or Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within ten (10) business days after the date on which the Issuer is no longer so prohibited; PROVIDED, HOWEVER, that if the Issuer at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this
Section 7 is prohibited under applicable law or regulation, or as a consequence of administrative policy, from delivering to any Holder and/or Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in part or in full (and the Issuer hereby undertakes to use its best efforts to receive all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), such Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon the Issuer shall promptly (i) deliver to such Holder and/or Owner, as appropriate, that portion of the Option Purchase Price or the Option Share Repurchase Price that the Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to such Holder, a new Stock Option Agreement evidencing the right of such Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denominator of which is the Option Repurchase Price, or (B) to such Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

    8. (a) In the event that prior to an Exercise Termination Event, the Issuer shall enter into an agreement (i) to consolidate with or merge into any Person, other than the Grantee or one of the Grantee's subsidiaries, and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person, other than the Grantee or one of its subsidiaries, to merge into the Issuer and the Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or the then outstanding shares of Common Stock shall, after such merger, represent less than fifty percent (50%) of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any Person, other than the Grantee or one of the Grantee's subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (A) the Acquiring Corporation (as defined in paragraph (b) below) or (B) any Person that controls the Acquiring Corporation.

        (b) The following terms have the meanings indicated:

           (i) The term "ACQUIRING CORPORATION" shall mean (A) the continuing or surviving corporation of a consolidation or merger with the Issuer (if other than the Issuer), (B) the Issuer in a merger in which the Issuer is the continuing or surviving Person, and (C) the transferee of all or substantially all of the Issuer's assets.

           (ii) The term "SUBSTITUTE COMMON STOCK" shall mean the common stock issued by the issuer of the Substitute Option upon exercise of the Substitute Option.

           (iii) The term "ASSIGNED VALUE" shall mean the "market/offer price", as defined in paragraph (a) of Section 7 hereof.

           (iv) The term "AVERAGE PRICE" shall mean the average closing price of a share of the Substitute Common Stock for the one (1) year period immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale, PROVIDED that if the Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the Person merging into the Issuer or by any company which controls such Person, as the Holder may elect.

        (c) The Substitute Option shall have the same terms as the Option, PROVIDED that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall, to the extent legally permissible, be as similar as possible to, and in no event less advantageous to the Holder than, the terms of the Option. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

        (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock as is equal to (i) the product of (A) the Assigned Value and (B) the number of shares of Common Stock for which the Option is then exercisable, divided by (ii) the Average Price. The exercise price of the Substitute Option per share of the Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction in which the numerator is the number of Option Shares and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

        (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option (without giving effect to any shares of Substitute

    Common Stock issued pursuant to the Substitute Option) less the number of shares previously issued pursuant to the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise but for this paragraph (e), the issuer of the Substitute Option (the "SUBSTITUTE OPTION ISSUER") shall make a cash payment to the Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this paragraph (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this paragraph (e). The difference in value shall be determined by a nationally recognized investment banking firm selected by a majority in interest of the Holders or the Owners, as the case may be.

        (f) The Issuer shall not enter into any transaction described in paragraph (a) of this Section 8 unless the Acquiring Corporation and any Person that controls the Acquiring Corporation shall have assumed in writing all the obligations of the Issuer hereunder.

    9. (a) At the written request of the holder of the Substitute Option (the "SUBSTITUTE OPTION HOLDER"), the issuer of the Substitute Option (the "SUBSTITUTE OPTION ISSUER") shall repurchase the Substitute Option from the Substitute Option Holder at a price (the "SUBSTITUTE OPTION REPURCHASE PRICE") equal to the amount by which (i) the Highest Closing Price (as hereinafter defined) exceeds (ii) the exercise price of the Substitute Option, multiplied by the number of shares of the Substitute Common Stock for which the Substitute Option may then be exercised, and at the request of each owner (the "SUBSTITUTE SHARE OWNER") of shares of the Substitute Common Stock (the "SUBSTITUTE SHARES"), the Substitute Option Issuer shall repurchase the Substitute Shares at a price per share (the "SUBSTITUTE SHARE REPURCHASE PRICE") equal to the greater of (A) the Highest Closing Price and (B) the average exercise price per share paid by the Substitute Share Owner for the Substitute Shares so designated. The term "HIGHEST CLOSING PRICE" shall mean the highest closing price for shares of the Substitute Common Stock within the six (6) month period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substitute Option or the Substitute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

    (b) Each Substitute Option Holder and the Substitute Share Owner, as the case may be, may exercise its respective right to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this Section 9 by surrendering for such purpose to the Substitute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agreement, a copy of this Agreement) and certificates for Substitute Shares accompanied by a written notice or notices stating that such Substitute Option Holder or Substitute Share Owner elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this Section 9. As promptly as practicable, and in any event within five (5) business days after the surrender of the Substitute Option and/or the certificates representing Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to the Substitute Share Owner the Substitute Share Repurchase Price therefor, or the portion(s) thereof which the Substitute Option Issuer is not then prohibited under applicable law and regulation from so delivering.

    (c) To the extent that the Substitute Option Issuer is prohibited under applicable law or regulation, or as a consequence of administrative policy, or as a result of a written agreement or other binding obligation with a governmental or regulatory body or agency, from repurchasing the Substitute Option and/or the Substitute Shares in full, the Substitute Option Issuer shall immediately so notify each Substitute Option Holder and/or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price and the Substitute Share Repurchase Price, respectively, which it is no longer prohibited from delivering, within five (5) business days after the date on which the Substitute Option Issuer is no longer so prohibited, PROVIDED, HOWEVER, that if the Substitute Option Issuer is, at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this
Section 9 prohibited under applicable law or regulation, or as a consequence of administrative policy, or as a result of a written agreement or other binding obligation with a governmental or regulatory body or agency, from delivering to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Substitute Option Repurchase Price and the Substitute Share Repurchase Price, respectively, in part or in full (and the Substitute Option Issuer shall use its best efforts to receive all required regulatory and legal approvals as promptly as practicable in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Substitute Shares either in whole or to the extent of the prohibition, whereupon the Substitute Option Issuer shall promptly (i) deliver to the Substitute Option Holder or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price or the Substitute Share Repurchase Price that the Substitute Option Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to purchase that number of shares of the Substitute Common Stock obtained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price LESS the portion thereof theretofore delivered to the Substitute Option Holder and the denominator of which is the Substitute Option Repurchase Price, or (B) to the Substitute Share Owner, a certificate for the Substitute Option Shares it is then so prohibited from repurchasing.

    10. The thirty (30) day period for exercise of certain rights under Sections 2, 6, 7 and 12 hereof shall be extended in each such case: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise, PROVIDED that notice of intent to exercise such rights shall be given to the Issuer within the requisite thirty (30) day period and the Grantee and the Holders shall use their best efforts to promptly obtain all requisite approvals and cause the expiration of all requisite waiting periods.

    11. The Issuer hereby represents and warrants to the Grantee as follows:

    (a) The Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Issuer and no other corporate proceedings on the part of the Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Issuer. This Agreement is the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its respective terms, except that enforcement thereof may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally as well as bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors rights generally and except that enforcement thereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies.

    (b) The Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

    12. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other Person, whether by operation of law or otherwise, without the express written consent of the other party, except that
(a) the Grantee shall, at any time, be permitted to assign its rights under this Option Agreement or the Option created hereunder to any Affiliate (as defined in the Acquisition Agreement) of the Grantee and (b) in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, the Grantee may, subject to the right of first refusal set forth in Section 13, assign, transfer or sell in whole or in part its rights and obligations hereunder within thirty (30) days following such Subsequent Triggering Event (or such later period as provided in Section 10); PROVIDED, HOWEVER, that in the event the Grantee sells, assigns or transfers all or a portion of the Option to other Holders as permitted by this Agreement, the Grantee may exercise its rights hereunder on behalf of itself and such Holders.

    13. If at any time after the occurrence of a Subsequent Triggering Event and, with respect to shares of Common Stock or other securities acquired by the Grantee pursuant to an exercise of the Option, prior to the expiration of twenty-four (24) months after the expiration of the Option pursuant to Section 2(b), the Grantee shall desire to sell, assign, transfer or otherwise dispose of the Option, in whole or in part, or all or any of the shares of Common Stock or other securities acquired by the Grantee pursuant to the Option, the Grantee shall give the Issuer written notice of the proposed transaction (an "OFFEROR'S NOTICE"), identifying the proposed transferee, accompanied by a copy of a binding offer to purchase the Option or such shares or other securities signed by such transferee and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by the Grantee to the Issuer, which may be accepted within ten (10) business days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which the Grantee is proposing to transfer the Option or such shares or other securities to such transferee. The purchase of the Option or such shares or other securities by the Issuer shall be settled within five (5) business days of the date of the acceptance of the offer and the purchase price shall be paid to the Grantee in immediately available funds, PROVIDED that, if prior notification to or approval, consent or waiver of the Federal Reserve Board or any other regulatory authority is required in connection with such purchase, the Issuer shall promptly file the required notice or application for approval, consent or waiver and shall expeditiously process the same (and the Grantee shall cooperate with the Issuer in the filing of any such notice or application and the obtaining of any such approval) and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (a) the required notification period has expired or been terminated or
(b) such approval has been obtained and, in either event, any requisite waiting period shall have passed. In the event of the failure or refusal of the Issuer to purchase the Option or the shares or other securities, as the case may be, covered by an Offeror's Notice or if the Federal Reserve Board or any other regulatory authority disapproves the Issuer's proposed purchase of the Option or such shares or other securities, the Grantee may, within sixty (60) days following the date of the Offeror's Notice (subject to any necessary extension for regulatory notification, approval, or waiting periods), sell all, but not less than all, of the portion of the Option (which may be one hundred percent (100%)) or such shares or other securities, as the case may be, proposed to be transferred to the proposed transferee identified in the Offeror's Notice at no less than the price specified and on terms no more favorable to the proposed transferee than those set forth in the Offeror's Notice. The requirements of this Section 13 shall not apply to (i) any disposition of the Option or any shares of Common Stock or other securities by a Person to whom the Grantee has assigned its rights under the Option with the prior written consent of the Issuer, (ii) any sale by means of a public offering in which steps are taken to reasonably ensure that no purchaser will acquire securities representing more than five percent (5%) of the outstanding shares of Common Stock of the Issuer or (iii) any transfer to a direct or indirect wholly-owned subsidiary of the Grantee which agrees in writing to be bound by the terms hereof.

    14. Each of the Grantee and the Issuer will use all reasonable efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation applying to the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended, for approval to acquire the shares issuable hereunder.

    15. Notwithstanding anything to the contrary herein, in the event that the Holder or the Owner or any Related Person thereof (as hereinafter defined) is a Person making an offer or proposal to engage in an Acquisition Transaction (other than the transaction contemplated by the Acquisition Agreement), then (a) in the case of a Holder or any Related Person thereof, the Option held by it shall immediately terminate and be of no further force or effect, and (b) in the case of an Owner or any Related Person thereof, the Option Shares held by it shall be immediately repurchasable by the Issuer at the Option Price. For purposes of this Agreement, a "RELATED PERSON" of a Holder or Owner means any Affiliate (as defined in Rule 12b-2 of the rules and regulations under the Exchange Act) of the Holder or the Owner and any Person that is required to file a Schedule 13D with the Holder or the Owner with respect to shares of Common Stock or options to acquire the Common Stock.

    16. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

    17. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or the Issuer is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Sections 1(b) or 5(a) hereof), it is the express intention of the Issuer to allow the Holder to acquire or to require the Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

    18. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in Person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Acquisition Agreement.

    19. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    20. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    21. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

    22. Except as otherwise expressly provided herein, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

    23. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Acquisition Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Stock Option Agreement to be executed as a sealed instrument on its behalf by its officers thereunder duly authorized, all as of the day and year first above written.

                                           EMERALD ISLE BANCORP, INC.

                                           By: /s/ Mark A. Osborne
                                           --------------------------------------------
                                           Title: President and Chief Executive Officer

                                           EASTERN BANK CORPORATION

                                           By: /s/ Stanley J. Lukowski
                                           --------------------------------------------
                                           Title: President and Chief Executive Officer

                                                                      APPENDIX D

                                October 22, 1997

Eastern Bank Corporation
112 Market Street
Lynn, Massachusetts 01901-1125

    Attention: Stanley J. Lukowski, Chairman, President and CEO

Ladies and Gentlemen:

    The undersigned (the "Stockholder") beneficially owns and has sole voting power with respect to the number of shares of the common stock, par value $1.00 per share (the "Shares"), of EMERALD ISLE BANCORP, INC., a Massachusetts corporation (the "Seller"), indicated opposite the Stockholder's name on
Schedule 1 attached hereto.

    Immediately prior to the execution of this letter agreement, EASTERN BANK CORPORATION (the "Buyer") and the Seller are entering into an Affiliation Agreement (as amended and in effect from time to time, the "Acquisition Agreement") providing, among other things, for the direct or indirect acquisition of the Seller by the Buyer (the "Acquisition"). The undersigned understands that Buyer has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Acquisition Agreement and the subsequent actions necessary to consummate the transactions contemplated by the Acquisition Agreement.

    In consideration of, and as a condition to, the Buyer's entering into the Acquisition Agreement, and in consideration of the expenses incurred and to be incurred by the Buyer in connection therewith, the Stockholder and the Buyer agree as follows:

    1. The Stockholder, while this letter agreement is in effect, shall vote or cause to be voted all of the Shares, as well as any other shares of common stock of the Seller of which the Stockholder acquires beneficial ownership and sole voting power, whether pursuant to the exercise of stock options or otherwise, as long as such shares are owned by the Stockholder as of the record date for the special meeting of the Seller's stockholders to be called and held following the date hereof, for the approval of the Acquisition Agreement and the Acquisition and shall vote or cause to be voted all such shares, at such special meeting or any other meeting of the Seller's stockholders following the date hereof, against the approval of any other agreement providing for a merger, acquisition consolidation, sale of a material amount of assets or other business combination of the Seller or any of its subsidiaries with any person or entity other than the Buyer, or any subsidiary of the Buyer.

    2. The Stockholder will not sell, assign, transfer or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in paragraph 5 below)), or permit to be sold, assigned, transferred or otherwise disposed of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this letter agreement or are subsequently acquired, whether pursuant to the exercise of stock options or otherwise, except
(a) transfers by will or by operation of law (in which case this letter agreement shall bind the transferee), (b) transfers pursuant to any pledge agreement, (c) transfers in connection with estate planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this letter agreement and (d) as the Buyer may otherwise agree in its sole discretion. In the event that the Stockholder proposes to transfer any Shares permitted by this
Section 2, other than pursuant to clause (c) hereof, the Buyer shall have the option to elect to have any existing certificates representing Shares subject to this letter agreement canceled and reissued bearing the following legend:

       "THIS CERTIFICATE, AND THE SHARES REPRESENTED HEREBY, ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS CONTAINED IN A VOTING AGREEMENT BY AND BETWEEN BUYER AND THE BENEFICIAL OWNER OF THESE SHARES AND MAY BE TRANSFERRED ONLY IN COMPLIANCE THEREWITH. COPIES OF THE ABOVE-REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE SELLER."

    3. The agreements contained herein are intended to relate to restrictions on transferability and to continue only for such time as may reasonably be necessary to obtain all necessary approvals, including shareholder approval and all necessary governmental approvals, of the Acquisition and all other transactions contemplated by the Acquisition Agreement.

    4. The Stockholder represents that the Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. The Stockholder further represents that this letter agreement (assuming this letter agreement constitutes a valid and binding agreement of the Buyer) constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. Except as may be set forth in Schedule 1, the Stockholder represents that the Stockholder beneficially owns the number of Shares indicated opposite such Stockholder's name on said Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever ("Liens"), and has sole and otherwise unrestricted, voting power with respect to such Shares.

    5. Notwithstanding anything herein to the contrary, the agreements contained herein shall remain in full force and effect until the earlier of (a) the consummation of the Acquisition or (b) the termination of the Acquisition Agreement in accordance with Article VIII thereof.

    6. The Stockholder has signed this letter agreement intending to be bound thereby. The Stockholder expressly agrees that this letter agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder. All of the covenants and agreements contained in this letter agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

    7. This letter agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

    8. No waivers of any breach of this letter agreement extended by the Buyer to the Stockholder shall be construed as a waiver of any rights or remedies of the Buyer with respect to any subsequent breach of the Stockholder hereunder.

    9. This letter agreement is deemed to be signed as a sealed instrument and is to be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

    If the foregoing accurately reflects your understanding of the subject matter intended to be contained herein, please confirm our agreement by signing this letter where indicated below.

                                          Very truly yours,

  ------------------------------------------------------------------------------

AGREED TO AND ACCEPTED BY AS
OF THE DATE FIRST ABOVE WRITTEN

EASTERN BANK CORPORATION

By:____________________________________
Title: President and Chief Executive Officer

                                   SCHEDULE 1

              NAME OF                           NUMBER OF SHARES                           SHARES
            STOCKHOLDER                        BENEFICIALLY OWNED                    SUBJECT TO PLEDGE
------------------------------------  ------------------------------------  ------------------------------------


                                                                      APPENDIX E

                                            October 22, 1997

Board of Directors
Emerald Isle Bancorp, Inc.
730 Hancock Street
Quincy, Massachusetts 2170-2722

Directors:

    You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock of Emerald Isle Bancorp, Inc. (the "Company") of the consideration to be received by such shareholders from Eastern Bank ("Eastern") pursuant to the Affiliation Agreement to be dated as of October 22, 1997 by and between Eastern and the Company (the "Agreement"). Pursuant to the Agreement, the Company will merge with a subsidiary of Eastern Bank (the "Merger") and each outstanding share of the Company's stock will be converted into the right to receive $33.00 in cash (the "Consideration").

    In connection with this opinion we have reviewed, among other things: (a) the Agreement; (b) the Stockholders Agreements and Seller Option Agreement (as such terms are defined in the Agreement); (c) audited consolidated financial statements and management's discussion and analysis of the financial condition and results of operation for the Company for the three fiscal years ended December 31, 1996; (d) unaudited consolidated financial statements for the Company for the nine months ended September 30, 1997; (e) certain other publicly available business and financial information relating to the Company; (f) the views of senior management of the Company of the past and current business operations, results thereof, financial condition and future prospects of the Company; (g) a comparison of certain financial information for the Company, with similar information for certain other companies we considered comparable to the Company; (h) the financial terms of certain recent business combinations in the banking industry; (i) the current market environment generally and the banking environment in particular; and (j) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered appropriate in the circumstances.

    We have relied, without independent verification or investigation, on all of the financial information, analyses and other information furnished to us for purposes of this opinion, including information relating to assets and liabilities, contingent or otherwise, as being complete and accurate. We have also relied upon the management of the Company as to the reasonableness and achievability of the financial and operating forecasts and projections provided to us. In that regard, we have assumed, with your consent, that such forecasts, projections and estimates have been reasonably prepared and reflect the best currently available estimates and judgements of the management of the Company as to the future financial performance of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Furthermore, this opinion shall not constitute any such evaluation or appraisal. We were not asked to, and did not, solicit indications of interest from any other person regarding a business combination involving the Company.

    We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is contingent on the consummation of the Merger. In the ordinary course of our business, we may actively trade the equity securities of the Company for our own account and for the accounts of customers, and accordingly may at any time hold a long or short position in such securities.

    It is understood that this opinion is for the information of the Board of Directors in connection with its consideration of the Merger and may not be quoted or referred to, in whole or in part, in any registration statement, prospectus, or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without our prior written consent.

    Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Consideration to be received by the common shareholders of the Company in the Merger is fair, from a financial point of view, to such shareholders.

                                          Very truly yours,

                                          Oppenheimer & Co., Inc.

                                                                      APPENDIX F

SECTION 85. RIGHTS OF MINORITY STOCKHOLDER, ETC.

A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

SECTION 86. APPLICABILITY OF SECTIONSECTION 87 TO 98; PREREQUISITES OF OBJECTING STOCKHOLDER'S RIGHT TO DEMAND PAYMENT FOR SHARES AND APPRAISAL THEREOF.

If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. NOTICE OF CERTAIN STOCKHOLDERS' MEETINGS TO CONTAIN STATEMENT OF RIGHTS OF OBJECTING
  STOCKHOLDERS; EFFECT OF GIVING NOTICE; FORM.

The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

"If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (OR, IN THE CASE OF A CONSOLIDATION OR MERGER, THE NAME OF THE RESULTING OR SURVIVING CORPORATION SHALL BE INSERTED), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88. CORPORATION TAKING ACTION, ETC., TO NOTIFY CERTAIN OBJECTING STOCKHOLDERS THAT CERTAIN APPROVED ACTION HAS BECOME EFFECTIVE, ETC.

The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89. CORPORATION TO PAY TO CERTAIN OBJECTING STOCKHOLDERS FAIR VALUE OF THEIR SHARES ON DEMAND, ETC.

If within twenty days after the date of mailing of a notice under subsection (e) or section eighty-two, subsection (f) of section eighty three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.

If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION 91. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS; PARTIES; SERVICE; NOTICE.

If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92. DECREE DETERMINING VALUE OF STOCK OF OBJECTING STOCKHOLDERS; DATE AS OF WHICH STOCK VALUE IS DETERMINED.

After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93. FINDINGS BY SPECIAL MASTER IN DETERMINATION OF STOCK VALUE OF OBJECTING STOCKHOLDERS.

The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION 94. NOTATION OF PENDANCY OF BILL TO DETERMINE VALUE OF STOCK ON STOCK CERTIFICATES AND CORPORATE RECORDS.

On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendancy of the bill and may order the corporation to note such pendancy in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95. EQUITABLE TAXATION OF COSTS OF BILL TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS; INTEREST ON AWARD.

The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96. STOCKHOLDER DEMANDING PAYMENT FOR STOCK NOT ENTITLED TO NOTICE OF STOCKHOLDERS' MEETINGS OR TO VOTE STOCK OR TO RECEIVE DIVIDENDS, ETC.; EXCEPTIONS.

Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

(1) A bill shall not be filed within the time provided in section ninety;

(2) A bill, if filed, shall be dismissed as to such stockholder; or

(3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not 90 demand payment for his stock as provided in this chapter.

SECTION 97. CERTAIN SHARES PAID FOR BY CORPORATION TO HAVE STATUS OF TREASURY STOCK.

The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98. ENFORCEMENT BY STOCKHOLDER OF RIGHT TO RECEIVE PAYMENT FOR SHARES TO BE EXCLUSIVE REMEDY; EXCEPTION.

The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.


           PROXY FOR SPECIAL MEETING OF EMERALD ISLE BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF EMERALD ISLE BANCORP, INC.


     The undersigned holder(s) of the Common Stock of Emerald Isle Bancorp,
Inc. do hereby nominate, constitute and appoint Mark A. Osborne and Gerard F. Linskey, jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common
Stock in said Company, standing in our name on its books on ______________ at the Special Meeting of its shareholders to be held at the Sheraton Tara
Hotel, 37 Forbes Road, Braintree, Massachusetts on ___________, 1998 at
10:00 a.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as specified on the reverse side.




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
_______________________________________________________________________________________________________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.                                    Please mark
                                                                                              your votes as
                                                                                              indicated in    / X /
                                                                                              this example



1. A proposal to approve and adopt the Affiliation Agreement, dated as of October 22, 1997 (the "Affiliation Agreement"), by and between Emerald and Eastern Bank Corporation ("Eastern"), which provides for the acquisition of Emerald and its wholly-owned bank subsidiary, The Hibernia Savings Bank, by Eastern (the
   "Merger"). Upon consummation of the Merger, Emerald stockholders will receive $33.00 in cash for each share of Emerald common stock.

                FOR          AGAINST       ABSTAIN                               In their discretion the proxies are authorized
                                                                                 to vote upon such matters as may properly come
               /   /          /   /         /   /                                before the meeting or any adjournment thereof.

                                                                                 THIS PROXY WILL BE VOTED, IN ACCORDANCE WITH
                                                                                 THE SPECIFICATION INDICATED. IF NO SPECIFICATION
                                                                                 IS INDICATED, THIS PROXY WILL BE VOTED "FOR"
                                                                                 PROPOSAL (1).

                                                                                 All joint owners must sign. When signing as
                                                                                 attorney, executor, administrator, trustee or
                                                                                 guardian, please give full title. If more than
                                                                                 one trustee all must sign.

                                                                                 THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO
                                                                                 THE MEETING BY WRITTEN NOTICE TO THE COMPANY
                                                                                 OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON
                                                                                 SHOULD YOU ATTEND THE SPECIAL MEETING.
                                                                          ____
                                                                              |  ------------------------------------------------
                                                                              |  (Signature)

                                                                                 ------------------------------------------------
                                                                                 (Please print your name here)

                                                                                 Date -------------------------------------------


                                                                                 ------------------------------------------------
                                                                                 (Signature)

                                                                                 ------------------------------------------------
                                                                                 (Please print your name here)

                                                                                 Date -------------------------------------------



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